                                                                        Page 120
                                                               Exhibit 10(i)A(4)

                          CREDIT AND SECURITY AGREEMENT

                             DATED AS OF MAY 2, 2001

                                      AMONG

             NSI Funding, Inc., A DELAWARE CORPORATION, AS BORROWER,

     National Service Industries, Inc., A GEORGIA CORPORATION, AS SERVICER,

                      BLUE RIDGE ASSET FUNDING CORPORATION,

               THE LIQUIDITY BANKS FROM TIME TO TIME PARTY HERETO

                                       AND

                          WACHOVIA BANK, N.A., AS AGENT

                                                                        Page 121
                                                               Exhibit 10(i)A(4)

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Section 2.2       Collections Prior to Amortization; Repayment of Certain
                  Demand Advances...........................................5
Section 2.3       Repayment of Demand Advances on the Amortization Date;

                                                                        Page 122
                                                               Exhibit 10(i)A(4)

                                                                        Page 123
                                                               Exhibit 10(i)A(4)

                             EXHIBITS AND SCHEDULES

Exhibit I         Definitions

Exhibit II        Form of Borrowing Notice

Exhibit III       Places of Business of the Loan Parties; Locations of Records;
                  Federal Employer Identification Number(s)

Exhibit IV        Names of Collection Banks; Collection Accounts

Exhibit V         Form of Compliance Certificate

Exhibit VI        Form of Collection Account Agreement

Exhibit VII       Form of Assignment Agreement

Exhibit VIII      Form of Monthly Report

Exhibit IX        Form of Performance Undertaking

Schedule A        Commitments

Schedule B        Closing Documents

                                                                        Page 124
                                                               Exhibit 10(i)A(4)

                          CREDIT AND SECURITY AGREEMENT

     This Credit and Security Agreement, dated as of May 2, 2001 is entered into by and among:

          (a) NSI Funding, Inc., a Delaware corporation ("Borrower"),

          (b) National Service  Industries,  Inc., a Georgia  corporation  ("NSI
     Georgia"),  as initial Servicer (the Servicer  together with Borrower,  the
     "Loan Parties" and each, a "Loan Party"),

          (c) The entities listed on Schedule A to this Agreement (together with any of their respective  successors and assigns  hereunder,  the "Liquidity
     Banks"),

          (d) Blue Ridge  Asset  Funding  Corporation,  a  Delaware  corporation
     ("Blue Ridge"), and

          (e) Wachovia  Bank,  N.A.,  as agent for the Lenders  hereunder or any successor  agent  hereunder  (together  with  its  successors  and  assigns hereunder, the "Agent").

Unless defined elsewhere herein,  capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.

                             PRELIMINARY STATEMENTS

     Borrower desires to borrow from the Lenders from time to time.

     Blue Ridge may,  in its  absolute  and sole  discretion,  make  Advances to
Borrower from time to time.

     In the event that Blue Ridge  declines to make any Advance,  the  Liquidity
Banks shall, at the request of Borrower, make Advances from time to time.

     Wachovia  Bank,  N.A. has been  requested and is willing to act as Agent on behalf  of Blue  Ridge  and the  Liquidity  Banks in  accordance  with the terms hereof.

                                   ARTICLE I.
                                  THE ADVANCES

     Section 1.1 Credit Facility.

     (a) Upon the terms and subject to the conditions hereof,  from time to time prior to the Facility Termination Date:

               (i)  Borrower  may,  at its  option,  request  Advances  from the
          Lenders in an aggregate  principal  amount at any one time outstanding

                                                                        Page 125
                                                               Exhibit 10(i)A(4)

          not to exceed the lesser of the Aggregate Commitment and the Borrowing
          Base (such lesser amount, the "Borrowing Limit"); and

               (ii) Blue Ridge may, at its option,  make the requested  Advance, or if  Blue  Ridge  shall  decline  to make  any  Advance,  except  as otherwise provided in Section 1.2, the Liquidity Banks severally agree to make Loans in an aggregate  principal amount equal to the requested
          Advance.

Each of the  Advances,  and all  other  Obligations,  shall  be  secured  by the
Collateral  as provided in Article  XIII. It is the intent of Blue Ridge to fund all Advances by the issuance of Commercial Paper.

     (b)  Borrower  may,  upon at least 5  Business  Days'  notice to the Agent, terminate in whole or reduce in part,  ratably  among the Liquidity  Banks,  the unused portion of the Aggregate Commitment; provided that each partial reduction of the  Aggregate  Commitment  shall be in an amount equal to  $5,000,000  (or a larger  integral  multiple of $1,000,000 if in excess  thereof) and shall reduce the  Commitments  of the  Liquidity  Banks  ratably  in  accordance  with  their respective Pro Rata Shares.

     Section 1.2  Increases.  Borrower shall provide the Agent with at least two
(2) Business Days' prior notice in a form set forth as Exhibit II hereto of each
Advance (each, a "Borrowing Notice").  Each Borrowing Notice shall be subject to
Section 6.2 hereof and,  except as set forth  below,  shall be  irrevocable  and shall specify the requested increase in Aggregate  Principal (which shall not be less  than  $1,000,000  or a  larger  integral  multiple  of  $100,000)  and the
Borrowing  Date  (which,  in the case of any Advance  after the initial  Advance hereunder, shall only be on a Settlement Date) and, in the case of an Advance to be funded by the  Liquidity  Banks,  the  requested  Interest  Rate and Interest
Period.  Following  receipt of a  Borrowing  Notice,  the Agent  will  determine whether Blue Ridge agrees to make the requested Advance.  If Blue Ridge declines to make a proposed Advance,  Borrower may cancel the Borrowing Notice or, in the absence of such a cancellation, the Advance will be made by the Liquidity Banks.
On the date of each Advance,  upon  satisfaction  of the  applicable  conditions precedent  set forth in  Article  VI,  Blue  Ridge or the  Liquidity  Banks,  as
applicable,  shall deposit to the Facility  Account,  in  immediately  available funds,  no later than 2:00 p.m.  (New York time),  an amount equal to (i) in the case of Blue Ridge, the principal amount of the requested Advance or (ii) in the case of a Liquidity Bank, such Liquidity  Bank's Pro Rata Share of the principal amount of the requested Advance.

     Section 1.3  Decreases.  Except as provided in Section 1.4,  Borrower shall provide the Agent with prior  written  notice in  conformity  with the  Required
Notice  Period (a  "Reduction  Notice") of any  proposed  reduction of Aggregate
Principal.  Such  Reduction  Notice shall  designate (i) the date (the "Proposed
Reduction  Date") upon which any such  reduction  of Aggregate  Principal  shall occur (which date shall give effect to the applicable  Required  Notice Period), and (ii) the amount of Aggregate  Principal to be reduced which shall be applied ratably to the Loans of Blue Ridge and the Liquidity  Banks in  accordance  with the amount of principal (if any) owing to Blue Ridge,  on the one hand,  and the amount of principal (if any) owing to the  Liquidity  Banks  (ratably,  based on

                                                                        Page 126
                                                               Exhibit 10(i)A(4)

their   respective  Pro  Rata  Shares),   on  the  other  hand  (the  "Aggregate
Reduction"). Only one (1) Reduction Notice shall be outstanding at any time.

     Section 1.4 Deemed Collections; Borrowing Limit.

          (a) If on any day:

               (i) the  Outstanding  Balance of any  Receivable  is reduced as a result  of any  defective  or  rejected  goods or  services,  any cash discount or any other  adjustment  by any  Originator or any Affiliate thereof,  or as a  result  of any  tariff  or  other  governmental  or regulatory action, or

               (ii) the  Outstanding  Balance  of any  Receivable  is reduced or canceled  as a  result  of a setoff  in  respect  of any  claim by the
          Obligor  thereof  (whether  such  claim  arises  out of the  same or a related or an unrelated transaction), or

               (iii) the  Outstanding  Balance of any  Receivable  is reduced on account of the obligation of any  Originator or any Affiliate  thereof to pay to the related Obligor any rebate or refund, or

               (iv) the  Outstanding  Balance of any Receivable is less than the amount  included in  calculating  the Net Pool Balance for purposes of any Monthly Report (for any reason other than such Receivable becoming a Defaulted Receivable), or

               (v) any of the  representations  or  warranties  of Borrower  set forth in Section 5.1(i),  (j), (q), (r), (s) or (t) were not true when made with respect to any Receivable,

then,  on such day,  Borrower  shall be deemed to have  received a Collection of such Receivable (A) in the case of clauses (i)-(iv) above, in the amount of such reduction  or  cancellation  or the  difference  between the actual  Outstanding
Balance  and the  amount  included  in  calculating  such Net Pool  Balance,  as applicable;  and (B) in the case of  clause  (v)  above,  in the  amount  of the
Outstanding  Balance of such Receivable  and,  effective as of the date on which the next  succeeding  Monthly Report is required to be delivered,  the Borrowing
Base shall be reduced by the amount of such Deemed Collection.

          (b)  Borrower  shall  ensure that the  Aggregate  Principal at no time exceeds the Borrowing Limit. If at any time the Aggregate Principal exceeds the  Borrowing  Limit,  Borrower  shall pay to the Agent not later than the next  succeeding  Settlement  Date an amount to be  applied  to reduce  the
     Aggregate  Principal  (as  allocated by the Agent),  such that after giving effect to such payment the Aggregate Principal is less than or equal to the
     Borrowing Limit.

                                                                        Page 127
                                                               Exhibit 10(i)A(4)

     Section 1.5 Payment  Requirements.  All amounts to be paid or  deposited by any Loan Party  pursuant to any  provision  of this  Agreement  shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York time) on the day when due in immediately  available  funds,  and if not received before  12:00 noon (New York time)  shall be deemed to be  received  on the next succeeding  Business  Day. If such amounts are payable to a Lender they shall be paid to the Agent's  Account,  for the account of such Lender,  until  otherwise notified by the Agent. Upon notice to Borrower, the Agent may debit the Facility
Account for all amounts due and payable hereunder. All computations of CP Costs,
Interest,  per annum  fees  calculated  as part of any CP Costs,  per annum fees hereunder  and per annum fees under the Fee Letter shall be made on the basis of a year of 360  days  for  the  actual  number  of days  elapsed.  If any  amount hereunder  shall be payable on a day which is not a Business  Day,  such  amount shall be payable on the next succeeding Business Day.

     Section 1.6 Ratable Loans; Funding Mechanics; Liquidity Fundings.

          (a) Each Advance  hereunder shall consist of one or more Loans made by
     Blue Ridge and/or the Liquidity Banks.

          (b) Each Lender  funding any Loan shall wire  transfer  the  principal amount of its Loan to the Agent in  immediately  available  funds not later than 12:00 noon (New York City time) on the applicable  Borrowing Date and, subject to its receipt of such Loan proceeds, the Agent shall wire transfer such funds to the account  specified by Borrower in its  Borrowing  Request not later than 2:00 p.m. (New York City time) on such Borrowing Date.

          (c)  While  it is the  intent  of Blue  Ridge to fund  each  requested
     Advance  through  the  issuance  of  its  Commercial   Paper,  the  parties
     acknowledge that if Blue Ridge is unable,  or determines in good faith that it is undesirable,  to issue Commercial Paper to fund all or any portion of its Loans,  or is unable to repay such  Commercial  Paper upon the maturity thereof,  Blue  Ridge  may  put  all or any  portion  of its  Loans  to the
     Liquidity Banks at any time pursuant to the Liquidity  Agreement to finance or refinance the necessary portion of its Loans through a Liquidity Funding to the extent available.  The Liquidity Fundings may be Alternate Base Rate
     Loans or LIBO Rate Loans, or a combination thereof, selected by Borrower in accordance  with  Article IV.  Regardless  of whether a  Liquidity  Funding constitutes  the direct  funding of a Loan, an assignment of a Loan made by
     Blue Ridge or the sale of one or more participations in a Loan made by Blue
     Ridge, each Liquidity Bank  participating in a Liquidity Funding shall have the rights of a "Lender"  hereunder with the same force and effect as if it had  directly  made a Loan  to  Borrower  in the  amount  of its  Liquidity
     Funding.

          (d) Nothing herein shall be deemed to commit Blue Ridge to make Loans.

                                                                        Page 128
                                                               Exhibit 10(i)A(4)

                                  ARTICLE II.
                            PAYMENTS AND COLLECTIONS

     Section 2.1 Payments. Borrower hereby promises to pay:

          (a) the Aggregate Principal on and after the Facility Termination Date as and when Collections are received;

          (b) the  fees set  forth  in the Fee  Letter  on the  dates  specified therein;

          (c) all accrued and unpaid  Interest on the Alternate  Base Rate Loans on each Settlement Date applicable thereto;

          (d) all accrued and unpaid Interest on the LIBO Rate Loans on the last day of each Interest Period applicable thereto;

          (e) all  accrued  and  unpaid  CP Costs  on the CP Rate  Loans on each
     Settlement Date; and

          (f) all Broken Funding Costs and Indemnified Amounts upon demand.

     Section 2.2 Collections Prior to Amortization;  Repayment of Certain Demand
Advances.  Without  limiting  recourse to  Borrower  for the  Obligations  under
Section 2.1:

          (a) On each  Settlement  Date  prior  to the  Amortization  Date,  the
     Servicer  shall deposit to the Agent's  Account,  for  distribution  to the
     Lenders,  a portion of the Collections  received by it during the preceding
     Settlement  Period (after  deduction of its Servicing Fee) equal to the sum of the following  amounts for  application to the  Obligations in the order specified:

          first,  ratably  to the  payment of all  accrued  and unpaid CP Costs,
     Interest and Broken Funding Costs (if any) that are then due and owing,

          second,  ratably to the  payment of all  accrued and unpaid fees under the Fee Letter (if any) that are then due and owing,

          third, if required under Section 1.3 or 1.4, to the ratable  reduction of Aggregate Principal,

          fourth,  for the ratable payment of all other unpaid  Obligations,  if any, that are then due and owing, and

          fifth,  the balance,  if any, to Borrower or  otherwise in  accordance with Borrower's instructions.

Collections  applied  to the  payment of  Obligations  shall be  distributed  in accordance with the aforementioned provisions, and, giving effect to each of the

                                                                        Page 129
                                                               Exhibit 10(i)A(4)

priorities  set forth  above in this  Section  2.2(a),  shall be shared  ratably
(within each  priority)  among the Agent and the Lenders in accordance  with the amount  of such  Obligations  owing  to each of  them in  respect  of each  such priority.

          (b) If the Collections  are  insufficient to pay the Servicing Fee and the Obligations specified above on any Settlement Date, Borrower shall make demand upon NSI Georgia for repayment of any outstanding Demand Advances in an aggregate amount equal to the lesser of (i) the amount of such shortfall in Collections, and (ii) the aggregate outstanding principal balance of the
     Demand Advances, together with all accrued and unpaid interest thereon, and
     NSI Georgia hereby agrees to pay such amount to the Agent's Account on such
     Settlement Date.

     Section  2.3  Repayment  of  Demand  Advances  on  the  Amortization  Date;
Collections Following Amortization.

          (a) On the  Amortization  Date, NSI Georgia hereby agrees to repay the aggregate  outstanding  principal balance of all Demand Advances,  together with all  accrued and unpaid  interest  thereon,  to the  Agent's  Account, without  demand or notice of any kind,  all of which are  hereby  expressly waived by NSI Georgia.

          (b) Without  limiting  recourse to Borrower for the Obligations  under
     Section  2.1,  on the  Amortization  Date and on each day  thereafter,  the
     Servicer shall set aside and hold in trust,  for the Secured  Parties,  all
     Collections  received on such day. On and after the Amortization  Date, the
     Servicer  shall,  on each  Settlement  Date and on each other  Business Day specified by the Agent (after deduction of any accrued and unpaid Servicing
     Fee as of such  date):  (i) remit to the  Agent's  Account  the amounts set aside pursuant to the preceding two sentences,  and (ii) apply such amounts to reduce the Obligations as follows:

          first, to the reimbursement of the Agent's actual and reasonable costs of collection and enforcement of this Agreement,

          second,  ratably to the  payment of all  accrued  and unpaid CP Costs,
     Interest and Broken Funding Costs,

          third, ratably to the payment of all accrued and unpaid fees under the
     Fee Letter,

          fourth, to the ratable reduction of Aggregate Principal,

          fifth, for the ratable payment of all other unpaid Obligations, and sixth,  after the Obligations have been indefeasibly  reduced to zero, to Borrower.

Collections  applied  to the  payment of  Obligations  shall be  distributed  in accordance with the aforementioned provisions, and, giving effect to each of the priorities  set forth  above in this  Section  2.3(b),  shall be shared  ratably
(within each  priority)  among the Agent and the Lenders in accordance  with the amount  of such  Obligations  owing  to each of  them in  respect  of each  such priority.

                                                                        Page 130
                                                               Exhibit 10(i)A(4)

     Section 2.4 Payment  Recission.  No payment of any of the Obligations shall be considered paid or applied  hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial  authority,  or must  otherwise be returned or refunded for any reason.
Borrower shall remain  obligated for the amount of any payment or application so rescinded,  returned  or  refunded,  and shall  promptly  pay to the Agent  (for application  to the Person or Persons who  suffered  such  recission,  return or refund) the full  amount  thereof,  plus  Interest on such amount at the Default
Rate from the date of any such recission, return or refunding.

                                  ARTICLE III.
                               BLUE RIDGE FUNDING

     Section  3.1 CP Costs.  Borrower  shall pay CP Costs  with  respect  to the principal balance of Blue Ridge's Loans from time to time outstanding. Each Loan of Blue Ridge that is funded  substantially  with Pooled  Commercial  Paper will accrue CP Costs each day on a pro rata basis,  based upon the  percentage  share that the principal in respect of such Loan  represents in relation to all assets held by Blue Ridge and  funded  substantially  with  related  Pooled  Commercial
Paper.

     Section 3.2  Calculation  of CP Costs.  Not later than the 3rd Business Day immediately  preceding each Monthly  Reporting  Date, Blue Ridge shall calculate the  aggregate  amount  of CP  Costs  applicable  to its CP Rate  Loans  for the
Calculation  Period then most recently  ended and shall notify  Borrower of such aggregate amount.

     Section 3.3 CP Costs Payments.  On each Settlement Date, Borrower shall pay to the Agent (for the benefit of Blue Ridge) an  aggregate  amount  equal to all accrued and unpaid CP Costs in respect of the principal  associated  with all CP
Rate Loans for the  Calculation  Period then most  recently  ended in accordance with Article II.

     Section  3.4 Default  Rate.  From and after the  occurrence  and during the continuation  of an  Amortization  Event,  all Loans of Blue Ridge shall  accrue
Interest at the Default Rate and shall cease to be CP Rate Loans.

                                  ARTICLE IV.
                             LIQUIDITY BANK FUNDING

     Section  4.1  Liquidity  Bank  Funding.  Prior  to  the  occurrence  of  an
Amortization Event, the outstanding  principal balance of each Liquidity Funding shall accrue interest for each day during its Interest Period at either the LIBO
Rate or the  Alternate  Base Rate in  accordance  with the terms and  conditions hereof.  Until  Borrower  gives notice to the Agent of another  Interest Rate in accordance with Section 4.4, the initial  Interest Rate for any Loan transferred to the Liquidity  Banks by Blue Ridge pursuant to the Liquidity  Agreement shall be the Alternate Base Rate (unless the Default Rate is then applicable).  If the
Liquidity  Banks acquire by assignment  from Blue Ridge any Loan pursuant to the

                                                                        Page 131
                                                               Exhibit 10(i)A(4)

Liquidity  Agreement,  each  Loan so  assigned  shall  each be deemed to have an
Interest Period commencing on the date of any such assignment.

     Section 4.2 Interest  Payments.  On the Settlement  Date for each Liquidity
Funding,  Borrower  shall pay to the Agent  (for the  benefit  of the  Liquidity
Banks) an  aggregate  amount  equal to the accrued and unpaid  Interest  for the entire Interest Period of each such Liquidity Funding in accordance with Article
II.

     Section 4.3 Selection and Continuation of Interest Periods.

          (a) With consultation from (and approval by) the Agent (which approval shall not be unreasonably withheld or delayed), Borrower shall from time to time request Interest Periods for the Liquidity Fundings,  provided that if at any time any Liquidity  Funding is  outstanding,  Borrower  shall always request  Interest  Periods such that at least one Interest Period shall end on the date specified in clause (A) of the definition of Settlement Date.

          (b)  Borrower  or the Agent,  upon  notice to and consent by the other received at least three (3)  Business  Days prior to the end of an Interest
     Period  (the  "Terminating   Tranche")  for  any  Liquidity  Funding,  may,
     effective on the last day of the Terminating  Tranche:  (i) divide any such
     Liquidity Funding into multiple Liquidity  Fundings,  (ii) combine any such
     Liquidity  Funding with one or more other  Liquidity  Fundings  that have a
     Terminating  Tranche ending on the same day as such Terminating  Tranche or
     (iii) combine any such Liquidity Funding with a new Liquidity Funding to be made by the Liquidity Banks on the day such Terminating Tranche ends.

     Section 4.4  Liquidity  Bank Interest  Rates.  Borrower may select the LIBO
Rate or the Alternate  Base Rate for each Liquidity  Funding.  Borrower shall by
12:00 noon (New York time):  (i) at least three (3)  Business  Days prior to the expiration  of any  Terminating  Tranche  with respect to which the LIBO Rate is being  requested as a new  Interest  Rate and (ii) at least one (1) Business Day prior to the  expiration  of any  Terminating  Tranche with respect to which the
Alternate Base Rate is being  requested as a new Interest  Rate,  give the Agent irrevocable notice of the new Interest Rate for the Liquidity Funding associated with such  Terminating  Tranche.  Until  Borrower  gives  notice to the Agent of another Interest Rate, the initial Interest Rate for any Loan transferred to the
Liquidity Banks pursuant to the Liquidity  Agreement shall be the Alternate Base
Rate (unless the Default Rate is then applicable).

     Section 4.5 Suspension of the LIBO Rate

          (a) If any Liquidity  Bank  notifies the Agent that it has  reasonably determined  that funding its Pro Rata Share of the Liquidity  Fundings at a
     LIBO Rate would violate any applicable law, rule, regulation,  or directive of any  governmental  or  regulatory  authority,  whether or not having the force of law, or that (i)  deposits of a type and maturity  appropriate  to match fund its  Liquidity  Funding at such LIBO Rate are not  available  or
     (ii) such LIBO Rate does not  accurately  reflect the cost of  acquiring or maintaining  a  Liquidity  Funding at such LIBO Rate,  then the Agent shall suspend the  availability of such LIBO Rate and require  Borrower to select the Alternate Base Rate for any Liquidity Funding accruing Interest at such
     LIBO Rate.

                                                                        Page 132
                                                               Exhibit 10(i)A(4)

          (b) If less than all of the Liquidity Banks give a notice to the Agent pursuant to Section  4.5(a),  each  Liquidity Bank which gave such a notice shall be obliged,  at the request of Borrower,  Blue Ridge or the Agent, to assign all of its rights and obligations hereunder to (i) another Liquidity
     Bank or (ii) another funding entity nominated by Borrower or the Agent that is an Eligible  Assignee  willing to participate in this Agreement  through the Liquidity  Termination  Date in the place of such  notifying  Liquidity
     Bank;  provided that (i) the notifying  Liquidity Bank receives  payment in full, pursuant to an Assignment  Agreement,  of all Obligations owing to it
     (whether due or accrued), and (ii) the replacement Liquidity Bank otherwise satisfies the requirements of Section 12.1(b).

     Section  4.6 Default  Rate.  From and after the  occurrence  and during the continuation  of an  Amortization  Event,  all Liquidity  Fundings  shall accrue
Interest at the Default Rate.

                                   ARTICLE V.
                         REPRESENTATIONS AND WARRANTIES

     Section 5.1 Representations  and Warranties of the Loan Parties.  Each Loan
Party hereby represents and warrants to the Agent and the Lenders, as to itself, as of the date hereof and except for such representations or warranties that are limited to a certain  date or period,  as of the date of each  Advance and as of each Settlement Date that:

          (a)  Existence  and  Power.  Such  Loan  Party is a  corporation  duly organized,  validly  existing  and in good  standing  under the laws of the state  indicated in the preamble to this  Agreement,  is duly  qualified to transact  business  in  every  jurisdiction  where,  by the  nature  of its business, such qualification is necessary, and where the failure to qualify would have or could  reasonably  be  expected  to cause a Material  Adverse
     Effect,  and  has  all  corporate  powers  and  all  material  governmental licenses,  authorizations,  consents and approvals required to carry on its business as now conducted.

          (b) Power and Authority;  Due  Authorization,  Execution and Delivery.
     The  execution,  delivery  and  performance  by  such  Loan  Party  of  the
     Transaction  Documents  to which it is a party  (i) are  within  such  Loan
     Party's corporate  powers,  (ii) have been duly authorized by all necessary corporate  action,  (iii)  require  no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default  under,  any provision of applicable law or regulation or of the certificate of  incorporation or by-laws of such Loan Party or of any agreement,  judgment,  injunction,  order,  decree or other  instrument binding  upon such Loan  Party or any of its  Subsidiaries,  and (v) do not
     result in the creation or  imposition  of any Adverse Claim on any asset of such Loan Party  (except as created  hereunder).  This  Agreement  and each other  Transaction  Document  to which  such Loan Party is a party has been duly executed and delivered by such Loan Party.

          (c)  No  Bulk  Sale.  No  transaction   contemplated  hereby  requires
     compliance with any bulk sales act or similar law.

                                                                        Page 133
                                                               Exhibit 10(i)A(4)

          (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by,  and no  notice  to or  filing  with,  any  governmental  authority  or regulatory body is required for the due execution and delivery by such Loan
     Party of this Agreement and each other Transaction  Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e) Actions, Suits. There is no action, suit or proceeding pending, or to the knowledge of such Loan Party overtly threatened in writing,  against or affecting such Loan Party or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which has had or is likely to have a Material Adverse Effect.

          (f) Binding Effect. This Agreement  constitutes and, when executed and delivered  in  accordance  with  this  Agreement,  each  other  Transaction
     Document  to which such Loan Party is a party,  will  constitute  valid and binding obligations of such Loan Party enforceable in accordance with their respective terms,  provided that the  enforceability  hereof and thereof is subject in each case to  general  principles  of equity and to  bankruptcy, insolvency and similar laws affecting the enforcement of creditors'  rights generally and by general equitable principles.

          (g) Accuracy of Information.  All information  heretofore furnished by such Loan Party to the Agent or any of the  Lenders  for  purposes of or in connection with this Agreement or any transaction  contemplated  hereby is, and all such  information  hereafter  furnished  by such Loan  Party to the
     Agent or any of the Lenders  will be, true and  accurate in every  material respect  or  based on  reasonable  estimates  on the date as of which  such information  is stated or  certified.  Such Loan Party has disclosed to the
     Agent in writing any and all facts known to its  Executive  Officers  which would have or  reasonably  would be  expected  to cause a Material  Adverse
     Effect.

          (h) Use of Proceeds. Borrower is not engaged principally, or as one of its  important  activities,  in the business of  purchasing or carrying any
     Margin  Stock,  and no part of the  proceeds of any Advance will be used to purchase  or  carry  any  Margin  Stock  (except  to the  extent  expressly permitted  under the proviso to Section  7.1(i)(L))  or to extend credit to others for the purpose of purchasing  or carrying any Margin  Stock,  or be used for any purpose which  violates,  or which is  inconsistent  with, the provisions of Regulation T, U or X.

          (i) Good Title.  Borrower (i) is the legal and beneficial owner of the
     Receivables  and (ii) is the  legal  and  beneficial  owner of the  Related
     Security with respect  thereto or possesses a valid and perfected  security interest therein, in each case, free and clear of any Adverse Claim, except for  Permitted  Encumbrances.  There  have  been duly  filed all  financing statements or other similar  instruments or documents  necessary  under the
     UCC (or any comparable  law) of all  appropriate  jurisdictions  to perfect
     Borrower's  ownership interest in each Receivable,  its Collections and the
     Related Security and the Agent's security interest therein.

          (j)  Perfection.  This  Agreement,  together  with the  filing  of the financing  statements  contemplated hereby, is effective to create in favor of the  Agent,  for the  benefit  of the  Lenders,  a valid  and  perfected security interest in all of Borrower's right,  title and interest in and to

                                                                        Page 134
                                                               Exhibit 10(i)A(4)

     each  Receivable   existing  and  hereafter  arising,   together  with  all
     Collections and Related Security with respect  thereto,  in each case, free and clear of any Adverse Claim, except for Permitted Encumbrances.

          (k) Places of Business and Locations of Records.  The principal places of business and chief  executive  office of each Loan Party and the offices where it keeps all of its Records are located at the address(es)  listed on
     Exhibit III or such other locations of which the Agent has been notified in accordance with Section 7.2(a) in  jurisdictions  where all action required by Section 7.2(a) has been taken and completed. Borrower's Federal Employer
     Identification Number is correctly set forth on Exhibit III.

          (l) Collections.  The conditions and requirements set forth in Section
     7.1(j) have at all times been satisfied and duly  performed.  The names and addresses of all Collection Banks, together with the account numbers of the
     Collection  Accounts at each Collection Bank and the post office box number of each  Lock-Box,  are listed on Exhibit IV.  Borrower has not granted any
     Person,  other than the Agent under  Section 8.3 hereof and the  Collection
     Account  Agreements  dominion  and control of any  Lock-Box  or  Collection
     Account,  or the right to take dominion and control of any such Lock-Box or
     Collection  Account  at a future  time or upon the  occurrence  of a future event.

          (m) Material  Adverse  Effect.  During the period from August 31, 2000 through  the  Initial  Cut-Off  Date,  in the good  faith  judgment  of the
     Executive Officers,  no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

          (n) Names.  The name in which  Borrower has executed this Agreement is identical to the name of Borrower as indicated on the public  record of its state of organization  which shows Borrower to have been organized.  In the past five (5) years, Borrower has not used any corporate names, trade names or  assumed  names  other  than  the name in  which  it has  executed  this
     Agreement and as listed on Exhibit III.

          (o) Not a Holding Company or an Investment Company.  Borrower is not a
     "holding company" or a "subsidiary  holding company" of a "holding company"
     within the meaning of the Public  Utility  Holding  Company Act of 1935, as
     amended, or any successor statute.  Borrower is not an "investment company"
     within the meaning of the  Investment  Company Act of 1940, as amended,  or any successor statute.

          (p)  Compliance  with Law.  Borrower has complied in all respects with
     all  applicable  laws,  rules,   regulations,   orders,  writs,  judgments,
     injunctions, decrees or awards to which it may be subject, except where the failure to so comply  could not  reasonably  be expected to have a Material
     Adverse  Effect.  Each  Receivable,  together  with  the  Contract  related thereto,  does not  contravene any laws,  rules or  regulations  applicable
     thereto  (including,   without  limitation,  laws,  rules  and  regulations
     relating to truth in lending,  fair credit billing,  fair credit reporting, equal credit opportunity,  fair debt collection practices and privacy), and no  part  of  such  Contract  is in  violation  of any  such  law,  rule or
     regulation,   except  where  such  contravention  or  violation  could  not reasonably be expected to have a Material Adverse Effect.

                                                                        Page 135
                                                               Exhibit 10(i)A(4)

          (q)  Compliance  with  Credit  and  Collection  Policy.  Borrower  has complied in all material  respects  with the Credit and  Collection  Policy with regard to each Receivable and the related  Contract,  and has not made any  material  change to such  Credit and  Collection  Policy,  except such material  change as to which the Agent has been notified in accordance with
     Section _7.1(a).

          (r)  Enforceability  of Contracts.  Each Contract with respect to each
     Receivable  is effective to create,  and has  created,  a legal,  valid and binding obligation of the related Obligor to pay the Outstanding Balance of the  Receivable  created  thereunder  and  any  accrued  interest  thereon, enforceable  against the Obligor in  accordance  with its terms,  except as such  enforcement  may be limited  by  applicable  bankruptcy,  insolvency, reorganization  or other  similar laws  relating to or limiting  creditors'
     rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (s)  Accounting.  The  manner  in  which  Borrower  accounts  for  the transactions  contemplated  by the  Receivables  Sale  Agreement  does  not jeopardize the characterization of the transactions contemplated therein as being true sales.

          (t) Eligible  Receivables.  Each  Receivable  reflected in any Monthly
     Report as an Eligible  Receivable was an Eligible Receivable on the date of such Monthly Report.

          (u) Borrowing Limit.  Immediately  after giving effect to each Advance and  each  settlement  on any  Settlement  Date  hereunder,  the  Aggregate
     Principal is less than or equal to the Borrowing Limit.

     Section 5.2 Liquidity Bank  Representations and Warranties.  Each Liquidity
Bank  hereby  represents  and  warrants  to the  Agent,  Blue Ridge and the Loan
Parties that:

          (a) Existence and Power. Such Liquidity Bank is a banking  association duly organized, validly existing and in good standing under the laws of its jurisdiction of organization,  and has all organizational  power to perform its obligations hereunder and under the Liquidity Agreement.

          (b) No Conflict.  The execution and delivery by such Liquidity Bank of this  Agreement and the  Liquidity  Agreement  and the  performance  of its obligations  hereunder and thereunder are within its corporate powers, have been duly authorized by all necessary  corporate  action, do not contravene or violate (i) its certificate or articles of  incorporation or association or by-laws,  (ii) any law, rule or  regulation  applicable to it, (iii) any restrictions  under any agreement,  contract or instrument to which it is a party or any of its property is bound, or (iv) any order,  writ,  judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the  creation or  imposition  of any Adverse  Claim on its
     assets.   This  Agreement  and  the  Liquidity  Agreement  have  been  duly authorized, executed and delivered by such Liquidity Bank.

          (c) Governmental Authorization.  No authorization or approval or other action by, and no notice to or filing with, any  governmental  authority or regulatory  body is required  for the due  execution  and  delivery by such

                                                                        Page 136
                                                               Exhibit 10(i)A(4)

     Liquidity  Bank  of  this  Agreement  or the  Liquidity  Agreement  and the performance of its obligations hereunder or thereunder.

          (d) Binding Effect. Each of this Agreement and the Liquidity Agreement constitutes the legal,  valid and binding obligation of such Liquidity Bank enforceable  against  such  Liquidity  Bank in  accordance  with its terms, except  as  such  enforcement  may be  limited  by  applicable  bankruptcy, insolvency,  reorganization  or other  similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                  ARTICLE VI.
                             CONDITIONS OF ADVANCES

     Section 6.1 Conditions  Precedent to Initial  Advance.  The initial Advance under this Agreement is subject to the  conditions  precedent that (a) the Agent shall have received on or before the date of such Advance those documents listed on Schedule A to the Receivables  Sale Agreement and those  documents  listed on
Schedule B to this  Agreement,  (b) the Rating Agency  Condition shall have been satisfied,  and (c) the Agent shall have received all fees and expenses required to be paid on such  date  pursuant  to the terms of this  Agreement  and the Fee
Letter.

     Section 6.2  Conditions  Precedent to All  Advances.  Each Advance and each rollover  or  continuation  of any  Advance  shall  be  subject  to the  further conditions  precedent that (a) the Servicer shall have delivered to the Agent on or prior to the date thereof,  in form and substance  satisfactory to the Agent, all  Monthly  Reports  as and when  due  under  Section  8.5;  (b) the  Facility
Termination Date shall not have occurred; (c) the Agent shall have received such other approvals,  opinions or documents as it may reasonably request; and (d) on the date thereof,  the following statements shall be true (and acceptance of the proceeds  of such  Advance  shall be deemed a  representation  and  warranty  by
Borrower that such statements are then true):

          (i) the  representations  and  warranties set forth in Section 5.1 are true and  correct in all  material  respects  on and as of the date of such
     Advance (or such Settlement Date, as the case may be) as though made on and as of such date;

          (ii) no event has  occurred  and is  continuing,  or would result from such  Advance  (or the  continuation  thereof),  that  will  constitute  an
     Amortization  Event, and no event has occurred and is continuing,  or would result  from  such  Advance  (or  the  continuation  thereof),  that  would constitute an Unmatured Amortization Event; and

          (iii)  after  giving  effect  to such  Advance  (or  the  continuation thereof), the Aggregate Principal will not exceed the Borrowing Limit.

                                                                        Page 137
                                                               Exhibit 10(i)A(4)

                                  ARTICLE VII.
                                    COVENANTS

     Section 7.1  Affirmative  Covenants  of the Loan  Parties.  Until the Final
Payout Date, each Loan Party hereby covenants, as to itself, as set forth below:

          (a) Financial Reporting. Such Loan Party will maintain, for itself and
     each  of  its  Subsidiaries,   a  system  of  accounting   established  and
     administered  in accordance with GAAP, and furnish or cause to be furnished to the Agent:

               (i)  Annual  Reporting.  As soon as  available  and in any  event within  90 days (or such  longer  period as may be the  subject  of an extension granted by the Securities and Exchange Commission) after the end of each  Fiscal  Year,  (A) a  consolidated  balance  sheet of the
          Performance Guarantor and its Consolidated  Subsidiaries as of the end
          of such Fiscal Year and the related consolidated statements of income, stockholders'  equity and cash  flows for such  Fiscal  Year,  setting forth in each case in  comparative  form the figures for the  previous
          fiscal  year,  all  certified  by  Arthur   Andersen,   LLP  or  other
          independent public accountants of nationally recognized standing, with such  certification  to be free of exceptions and  qualifications  not acceptable to the Agent, and (B) an unaudited balance sheet and income statement  for Borrower  for such Fiscal  Year,  certified in a manner acceptable to the Agent by Borrower's chief financial officer.

               (ii) Quarterly  Reporting.  As soon as available and in any event within  45 days (or such  longer  period as may be the  subject  of an extension granted by the Securities and Exchange Commission) after the end of each of the first 3 Fiscal  Quarters of each Fiscal Year, (A) a consolidated  balance  sheet  of the  Performance  Guarantor  and  its
          Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related  statement  of  income  and  statement  of cash  flows for the portion of the Fiscal  Year ended at the end of such  Fiscal  Quarter, setting  forth in each case in  comparative  form the  figures for the corresponding  Fiscal  Quarter  and the  corresponding  portion of the previous  Fiscal  Year,  all  certified  (subject  to normal  year-end adjustments) as to fairness of  presentation,  GAAP and consistency by the chief  financial  officer or the chief  accounting  officer of the
          Performance  Guarantor,  and (B) an unaudited balance sheet and income statement for Borrower for such Fiscal Quarter,  certified in a manner acceptable to the Agent by Borrower's chief financial officer.

               (iii)  Compliance   Certificate.   Together  with  the  financial
          statements   required   hereunder,   a   compliance   certificate   in
          substantially the form of Exhibit V signed by an Authorized Officer of the Performance  Guarantor and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

               (iv)  Shareholders  Statements  and  Reports.  Promptly  upon the mailing  thereof  to the  shareholders  of the  Performance  Guarantor generally,  copies  of all  financial  statements,  reports  and proxy statements so mailed.

                                                                        Page 138
                                                               Exhibit 10(i)A(4)

               (v) S.E.C. Filings.  Promptly upon the filing thereof,  copies of all registration  statements  (other than the exhibits thereto and any registration  statements  on Form S-8 or its  equivalent)  and annual, quarterly or monthly  reports which the  Performance  Guarantor  shall have filed with the Securities and Exchange Commission.

               (vi) Copies of Notices.  Promptly upon its receipt of any notice, request for consent,  financial statements,  certification,  report or other  communication  under  or in  connection  with  any  Transaction
          Document from any Person other than the Agent or Blue Ridge, copies of the same.

               (vii)  Change in Credit and  Collection  Policy.  At least thirty
          (30) days  prior to the  effectiveness  of any  material  change in or material  amendment to the Credit and Collection Policy, a copy of the
          Credit  and  Collection  Policy  then  in  effect  and  a  notice  (A)
          indicating  such change or amendment,  and (B) if such proposed change or  amendment  would be  reasonably  likely to  adversely  affect  the collectibility  of the  Receivables  or decrease the credit quality of any newly created Receivables, requesting the Agent's consent thereto.

               (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations,  financial or otherwise,  of such Loan
          Party as the Agent may from time to time  reasonably  request in order to protect the interests of the Agent,  for the benefit of Blue Ridge, under or as contemplated by this Agreement.

          (b)  Notices.  Such Loan Party will notify the Agent in writing of any of  the  following  promptly  upon  learning  of  the  occurrence  thereof, describing the same and, if applicable,  the steps being taken with respect thereto:

               (i) Amortization Events or Unmatured  Amortization Events. Within
          one (1) Business Day after any Responsible Officer learns thereof, the occurrence of each Amortization Event and each Unmatured  Amortization
          Event, by a statement of an Authorized Officer of such Loan Party.

               (ii) Termination Events or Unmatured  Termination Events.  Within
          one (1) Business Day after any Responsible Officer learns thereof, the occurrence of each  Termination  Event and each Unmatured  Termination
          Event, by a statement of an Authorized Officer of NSI Georgia.

               (iii)  Defaults Under Other  Agreements.  Within one (1) Business
          Day after any Responsible Officer learns thereof,  the occurrence of a default or an event of default under any other  financing  arrangement pursuant  to which  any Loan  Party is a debtor  or an  obligor  which relates to debt in excess of $25,000,000.

               (iv) ERISA Events. If and when any member of the Controlled Group
          (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section  4043 of ERISA) with respect to any Plan which  could  reasonably  be  expected  to  constitute  grounds  for a termination of such Plan

                                                                        Page 139
                                                               Exhibit 10(i)A(4)

          under Title IV of ERISA, or knows that the plan  administrator  of any
          Plan has given or is required  to give  notice of any such  reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;  (ii) receives  notice of complete or partial withdrawal  liability  under Title IV of ERISA, a copy of such notice;
          or (iii)  receives  notice from the PBGC under Title IV of ERISA of an intent to  terminate  or appoint a trustee to  administer  any Plan, a copy of such notice;  provided,  however,  that each of the  foregoing notices shall not be required to be given unless the reportable event, withdrawal liability, plan termination or trustee appointment involved could  reasonably be expected to give rise to a liability of more than
          $1,000,000  on the  part of the  Performance  Guarantor  or any of its
          Subsidiaries.

               (v)  Termination  Date.  Within  one (1)  Business  Day after any
          Responsible Officer learns thereof, the occurrence of the "Termination
          Date" under and as defined in the  Receivables  Sale  Agreement or the
          First-Step Sale Agreement.

               (vi) Notices under  Receivables  Sale Agreement or the First-Step
          Sale Agreement.  Copies of all notices delivered under the Receivables
          Sale Agreement or the First-Step Sale Agreement.

          (c) Compliance with Laws and Preservation of Corporate Existence.

               (i)  Such  Loan  Party  will  comply  in all  respects  with  all
          applicable  laws,  rules,   regulations,   orders,  writs,  judgments,
          injunctions,  decrees  or  awards to which it may be  subject,  except where the  failure to so comply  could not  reasonably  be expected to have a Material  Adverse  Effect.  Such Loan Party will  preserve  and maintain its corporate existence, rights, franchises and privileges in
          the  jurisdiction  of  its  incorporation,   and  qualify  and  remain
          qualified  in  good  standing  as  a  foreign   corporation   in  each
          jurisdiction  where its  business is  conducted,  except (A) where the failure to so preserve and maintain or qualify could not reasonably be expected  to have a  Material  Adverse  Effect,  and (B) to the extent permitted under Section 7.1(c)(ii) below.

               (ii)  Notwithstanding  anything  herein  or in any  of the  other
          Transaction Documents to the contrary:

               (A) NSI  Enterprises,  NSI  Georgia  or the  Parent  may merge or consolidate  with any other  Person  provided  that (1) the  surviving corporation is the Parent or a wholly-owned  Subsidiary of the Parent,
          (2) the survivor  executes and delivers such Uniform  Commercial  Code financing  statements and other documents as the Administrative  Agent may  reasonably  request in order to maintain  the  perfection  of the
          interests  conveyed  under  the  Transaction   Documents  and  (3)  no
          Amortization Event or Unmatured Amortization Event has occurred and is continued after giving effect to such transaction,

               (B) NSI Enterprises or NSI Georgia may merge or consolidate  with the Parent provided that (1) the Parent is the  corporation  surviving such  merger,  (2) the  Parent  executes  and  delivers  such  Uniform
          Commercial  Code  financing  statements  and  other  documents  as the

                                                                        Page 140
                                                               Exhibit 10(i)A(4)

          Administrative  Agent may reasonably  request in order to maintain the perfection of the interests  conveyed under the Transaction  Documents and (3) no  Amortization  Event or  Unmatured  Amortization  Event has
          occurred and is continued after giving effect to such transaction, and

               (C) Any or all of NSI Enterprises, NSI Georgia and the Parent may
          enter  into  a one  or  more  other  transactions  (collectively,  the
          "Reorganization")  in which such Person or Persons (each, an "Existing
          NSI Party") merge or consolidate with or transfer all or a substantial portion  of their  assets  to  another  Person  or  Persons  (each,  a
          "Successor  NSI  Party"),  without  any Loan  Party's  payment  of any additional  structuring,  origination or similar fees (other than fees and costs  referenced in Section 10.3),  if and only if each and every of the  following  conditions  are  fulfilled  with  respect  to  such
          Reorganization:

                    (1)  Each  Successor  NSI  Party  shall  be  a  corporation, partnership,  limited liability company or trust  incorporated or organized  under  the  laws of the  United  States  or any  state thereof or the District of Columbia;

                    (2) Each Successor NSI Party shall  expressly  assume all of the  obligations of the  applicable  Existing NSI Party under the
               Transaction  Documents  pursuant  to  a  written  agreement  duly executed  by the  Successor  NSI  Party  in  form  and  substance reasonably satisfactory to the Administrative Agent;

                    (3) Each  Successor  NSI Party shall execute or deliver such officer  certificates,  legal opinions,  Uniform  Commercial Code financing  statements and other  documents as the  Administrative
               Agent may reasonably request in order to further evidence or give notice of the Reorganization;

                    (4)  After  giving  effect  to  the   consummation   of  the
               Reorganization,  no Amortization Event or Unmatured  Amortization
               Event shall be in existence;

                    (5) If, as a result of the  Reorganization,  NSI Enterprises or NSI Georgia is no longer a Subsidiary of the Parent, then such
               Loan Party or its new parent  company shall satisfy the following additional  conditions:  (w)  such  Person  shall  have  the same shareholders  immediately after giving effect to the consummation of the  Reorganization as the Parent had immediately prior to the consummation  of  the  Reorganization;  (x)  one or  more  of the president,  the chief executive officer,  and the chief financial officer of such Person shall be individuals who were directors or officers  of the  Parent  or one or more of its  Subsidiaries  or business units prior to the effectiveness of the  Reorganization,
               (y) a majority of the members of the board of  directors  of such
               Person  shall be  individuals  who were  members  of the board of directors of the Parent or one or more of its Subsidiaries  prior to the effectiveness of the Reorganization; and (z) such Person's short term  unsecured  debt ratings from Moody's and S&P shall be

                                                                        Page 141
                                                               Exhibit 10(i)A(4)

               not less than A-3 and P-3,  respectively,  after giving effect to the consummation of the Reorganization; and

                    (6) The Rating Agency  Condition  shall have been  satisfied with respect to the consummation of the Reorganization.

          (d)  Audits.  Such Loan Party  will  furnish to the Agent from time to time such  information  with respect to it and the Receivables as the Agent may reasonably request. Such Loan Party will, at the sole cost of such Loan
     Party  from time to time upon  prior  written  request  of the Agent  given
     (unless an  Amortization  Event shall have occurred and be continuing)  not less than three (3) Business  Days prior to a requested  visit,  permit the
     Agent, or its agents or representatives (and shall cause each Originator to permit the Agent or its agents or  representatives)  during normal business hours:  (i) to examine and make copies of and abstracts from all Records in the  possession  or  under  the  control  of such  Person  relating  to the
     Collateral,  including, without limitation, the related Contracts, and (ii)
     to visit the  offices  and  properties  of such  Person for the  purpose of examining  such  materials  described  in clause (i) above,  and to discuss matters relating to such Person's financial  condition or the Collateral or any  Person's  performance  under any of the  Transaction  Documents or any
     Person's performance under the Contracts and, in each case, with any of the officers or employees of Borrower or the Servicer having  knowledge of such matters  (each of the  foregoing  examinations  and  visits,  a  "Review");
     provided,  however, that, so long as no Amortization Event has occurred and is continuing, (A) the Loan Parties shall only be responsible for the costs and expenses of one (1) Review in any one calendar  year, and (B) the Agent will not request  more than four (4) Reviews in any one calendar  year.  To the extent that Agent, in the course of any Review,  obtains  possession of any  Proprietary  Information  pertaining  to any Loan  Party or any of its
     Affiliates,  Agent shall handle such  information  in  accordance  with the requirements of Section 14.5 hereof.

          (e) Keeping and Marking of Records and Books.

               (i) The  Servicer  will  (and  will  cause  each  Originator  to)
          maintain  and  implement   administrative  and  operating   procedures
          (including,   without  limitation,  an  ability  to  recreate  records
          evidencing  Receivables  in  the  event  of  the  destruction  of  the originals  thereof),  and  keep and  maintain  all  documents,  books, records and other  information  reasonably  necessary or advisable for the  collection of all  Receivables  (including,  without  limitation, records  adequate to permit the immediate  identification  of each new
          Receivable  and all  Collections  of and  adjustments to each existing
          Receivable).  The Servicer  will (and will cause each  Originator  to)
          give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (ii) Such Loan Party will (and will  cause each  Originator  to):
          (A) on or prior to the date  hereof,  mark its master data  processing records and other books and records relating to the Receivables with a legend,  acceptable  to the Agent,  describing  the  Agent's  security interest  in the  Collateral  and (B) upon the  request  of the  Agent following the occurrence and during the continuance of an Amortization
          Event:  (x) mark each  Contract with a legend  describing  the Agent's

                                                                        Page 142
                                                               Exhibit 10(i)A(4)

          security   interest  and  (y)  deliver  to  the  Agent  all  Contracts
          (including,  without  limitation,  all multiple  originals of any such
          Contract  constituting  an  instrument,  a  certificated  security  or chattel paper) relating to the Receivables.

          (f) Compliance with Contracts and Credit and Collection  Policy.  Such
     Loan Party will (and will  cause each  Originator  to) timely and fully (i)
     perform and comply in all material respects with all provisions,  covenants and other  promises  required  to be  observed  by it under  the  Contracts related to the Receivables,  and (ii) comply in all material  respects with the  Credit  and  Collection  Policy in regard to each  Receivable  and the related Contract.

          (g) Performance and Enforcement of Receivables  Sale Agreement and the
     First-Step Sale Agreement.  Borrower will, and will require each Originator to, perform each of their respective obligations and undertakings under and pursuant  to  the  Receivables  Sale  Agreement  and  the  First-Step  Sale
     Agreement,  will purchase Receivables  thereunder in strict compliance with the terms of the Receivables Sale Agreement and will vigorously enforce the rights  and  remedies  accorded  to  Borrower  under the  Receivables  Sale
     Agreement. Borrower will take all actions to perfect and enforce its rights and  interests  (and the rights and  interests of the Agent,  as Borrower's assignee)  under the  Receivables  Sale Agreement and the  First-Step  Sale
     Agreement as the Agent may from time to time reasonably request, including, without  limitation,  making  claims to which it may be entitled  under any indemnity,  reimbursement or similar provision contained in the Receivables
     Sale Agreement or the First-Step Sale Agreement.

          (h) Ownership.  Borrower will (or will cause each  Originator to) take all  necessary  action  to  (i)  vest  legal  and  equitable  title  to the
     Collateral  purchased under the Receivables  Sale Agreement  irrevocably in
     Borrower,  free and  clear of any  Adverse  Claims  (other  than  Permitted
     Encumbrances)  including,  without limitation,  the filing of all financing statements or other similar  instruments or documents  necessary  under the
     UCC (or any comparable  law) of all  appropriate  jurisdictions  to perfect
     Borrower's  interest in such  Collateral  and such other action to perfect, protect or more fully  evidence  the  interest of  Borrower  therein as the
     Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent,  for the benefit of the Secured  Parties,  a valid and perfected first priority security  interest in all Collateral,  free and clear of any
     Adverse  Claims (other than  Permitted  Encumbrances),  including,  without limitation,  the  filing  of all  financing  statements  or  other  similar instruments or documents necessary under the UCC (or any comparable law) of all  appropriate  jurisdictions  to perfect the Agent's (for the benefit of the Secured  Parties)  security  interest in the  Collateral and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Secured Parties as the Agent may reasonably request.

          (i) Reliance.  Borrower acknowledges that the Agent and Blue Ridge are entering into the  transactions  contemplated by this Agreement in reliance upon  Borrower's  identity as a legal  entity  that is  separate  from each
     Originator. Therefore, from and after the date of execution and delivery of this  Agreement,  Borrower  shall  take all  reasonable  steps,  including, without limitation, all steps that the Agent or Blue Ridge may from time to time  reasonably  request,  to maintain  Borrower's  identity as a separate

                                                                        Page 143
                                                               Exhibit 10(i)A(4)

     legal entity and to make it manifest to third  parties that  Borrower is an entity with assets and  liabilities  distinct from those of each Originator and any Affiliates thereof (other than Borrower) and not just a division of any Originator or any such  Affiliate.  Without  limiting the generality of the  foregoing  and in addition to the other  covenants  set forth  herein,
     Borrower will:

               (A) conduct its own business in its own name;

               (B) compensate all employees,  consultants  and agents  directly, from Borrower's own funds,  for services  provided to Borrower by such employees,  consultants  and agents and,  to the extent any  employee, consultant  or agent of Borrower is also an  employee,  consultant  or agent  of  any  Originator  or any  Affiliate  thereof,  allocate  the compensation  of such employee,  consultant or agent between  Borrower and such Originator or such Affiliate, as applicable,  on a basis that reflects the services rendered to Borrower and such Originator or such
          Affiliate, as applicable;

               (C) clearly identify its offices (by signage or otherwise) as its offices  and,  if  such  office  is  located  in  the  offices  of any
          Originator, Borrower shall lease such office at a fair market rent;

               (D) have a separate telephone number, which will be answered only in its name and separate stationery and checks in its own name;

               (E)  conduct  all  transactions  with  each  Originator  and  the
          Servicer  (including,   without  limitation,  any  delegation  of  its
          obligations  hereunder as Servicer) strictly on an arm's-length basis,
          allocate  all  overhead  expenses   (including,   without  limitation,
          telephone and other utility charges) for items shared between Borrower and  such  Originator  on the  basis  of  actual  use  to  the  extent practicable and, to the extent such allocation is not practicable,  on a basis reasonably related to actual use;

               (F) at all times have a Board of  Directors  consisting  of three members, at least one member of which is an Independent Director;

               (G) observe all corporate  formalities as a distinct entity,  and ensure  that all  corporate  actions  relating  to (A) the  selection, maintenance  or  replacement  of the  Independent  Director,  (B)  the dissolution  or  liquidation  of  Borrower or (C) the  initiation  of, participation  in,  acquiescence  in or  consent  to  any  bankruptcy, insolvency,  reorganization or similar proceeding  involving Borrower, are duly  authorized  by  unanimous  vote of its  Board  of  Directors
          (including the Independent  Director);

               (H) maintain  Borrower's books and records separate from those of each  Originator  and any  Affiliate  thereof  and  otherwise  readily identifiable as its own assets rather than assets of any Originator or any Affiliate thereof;

               (I) prepare its  financial  statements  separately  from those of each Originator and insure that any consolidated  financial statements of any Originator or any Affiliate  thereof that include  Borrower and that are filed with the  Securities  and  Exchange  Commission  or any

                                                                        Page 144
                                                               Exhibit 10(i)A(4)

          other governmental  agency have notes clearly stating that Borrower is a separate  corporate  entity and that its  assets  will be  available first and foremost to satisfy the claims of the creditors of Borrower;

               (J) except as herein specifically  otherwise  provided,  maintain the  funds  or  other  assets  of  Borrower  separate  from,  and  not commingled with, those of any Originator or any Affiliate  thereof and only  maintain  bank  accounts or other  depository  accounts to which
          Borrower alone is the account  party,  into which Borrower alone makes deposits and from which  Borrower  alone (or the Agent  hereunder) has the power to make withdrawals;

               (K) pay all of Borrower's  operating expenses from Borrower's own assets (except for certain payments by any Originator or other Persons pursuant to allocation  arrangements that comply with the requirements of this Section 7.1(i));

               (L) operate its business and  activities  such that:  it does not engage in any  business  or  activity  of any kind,  or enter into any transaction or indenture, mortgage,  instrument,  agreement, contract, lease or other undertaking,  other than the transactions  contemplated and authorized by this Agreement and the  Receivables  Sale Agreement;
          and does not create, incur,  guarantee,  assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable  instruments for deposit or collection or similar  transactions  in the ordinary course of business,  (2) the incurrence of obligations  under this Agreement,
          (3) the incurrence of  obligations,  as expressly  contemplated in the
          Receivables  Sale  Agreement,   to  make  payment  to  the  applicable
          Originator  thereunder  for the  purchase  of  Receivables  from  such
          Originator  under  the  Receivables   Sale  Agreement,   and  (4)  the
          incurrence of operating expenses in the ordinary course of business of the type  otherwise  contemplated  by this  Agreement;  provided  that
          Borrower may own non-passive  financial assets which have a total cost to Borrower of not more than $1,000;

               (M)  maintain  its  corporate  charter  in  conformity  with this
          Agreement,  such  that it  does  not  amend,  restate,  supplement  or otherwise  modify its Certificate of  Incorporation  or By-Laws in any respect  that would  materially  impair its ability to comply with the terms or provisions of any of the  Transaction  Documents,  including, without limitation, Section 7.1(i) of this Agreement;

               (N) maintain the  effectiveness of, and continue to perform under the Receivables Sale Agreement and the First-Step Sale Agreement, such that it does not amend,  restate,  supplement,  cancel,  terminate  or otherwise modify the Receivables Sale Agreement or the First-Step Sale
          Agreement,  or  give  any  consent,   waiver,  directive  or  approval
          thereunder or waive any default,  action, omission or breach under the
          Receivables  Sale  Agreement  or  the  First-Step  Sale  Agreement  or
          otherwise grant any indulgence thereunder,  without (in each case) the prior written consent of the Agent;

               (O) maintain  its  corporate  separateness  such that it does not merge or  consolidate  with or into,  or  convey,  transfer,  lease or otherwise  dispose of  (whether in one  transaction  or in a series of transactions,  and except as  otherwise  contemplated  herein)  all or substantially  all of its  assets  (whether  now  owned  or  hereafter acquired)  to, or acquire all or  substantially  all of the assets of,

                                                                        Page 145
                                                               Exhibit 10(i)A(4)

          any Person, nor at any time create,  have,  acquire,  maintain or hold any interest in any Subsidiary.

               (P) maintain at all times the Required Capital Amount (as defined in the  Receivables  Sale  Agreement)  and  refrain  from  making  any dividend, distribution,  redemption of capital stock or payment of any subordinated  indebtedness  which  would  cause the  Required  Capital
          Amount to cease to be so maintained; and

               (Q) take  such  other  actions  as are  necessary  on its part to ensure that the facts and  assumptions set forth in the opinion issued by Kilpatrick  Stockton  LLP, as counsel for  Borrower,  in connection with the closing or initial  Advance under this Agreement and relating
          to  substantive   consolidation   issues,   and  in  the  certificates
          accompanying  such  opinion,  remain true and correct in all  material respects at all times.

          (j) Collections.  Such Loan Party will cause (1) all proceeds from all
     Lock-Boxes to be directly  deposited by a Collection Bank into a Collection
     Account and (2) each Lock-Box and  Collection  Account to be subject at all times to a Collection  Account  Agreement that is in full force and effect.
     In the event any payments  relating to the Collateral are remitted directly to Borrower or any  Affiliate  of  Borrower,  Borrower  will remit (or will cause all such payments to be remitted)  directly to a Collection  Bank and deposited into a Collection  Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance,  Borrower will itself hold or, if applicable, will cause such payments to be held in trust for the  exclusive  benefit  of the Agent  and Blue  Ridge.  Borrower  will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take  dominion  and  control  of any  Lock-Box  or  Collection
     Account at a future time or upon the  occurrence  of a future  event to any
     Person, except to the Agent as contemplated by this Agreement.

          (k) Taxes.  Such Loan Party will file all  material  tax  returns  and reports  required  by law to be  filed  by it and  will  promptly  pay  all material taxes and governmental  charges at any time owing, except any such taxes which are not yet  delinquent  or are being  diligently  contested in good faith by appropriate  proceedings  and for which adequate  reserves in accordance with GAAP shall have been set aside on its books.  Borrower will pay  when  due any  taxes  payable  in  connection  with  the  Receivables, exclusive of taxes on or measured by income or gross  receipts of the Agent or Blue Ridge.

          (l) Payment to Applicable  Originator.  With respect to any Receivable purchased  by  Borrower  from any  Originator,  such sale shall be effected under,  and in strict  compliance with the terms of, the  Receivables  Sale
     Agreement,  including, without limitation, the terms relating to the amount and  timing of  payments  to be made to such  Originator  in respect of the purchase price for such Receivable.

                                                                        Page 146
                                                               Exhibit 10(i)A(4)

     Section 7.2 Negative Covenants of the Loan Parties.  Until the Final Payout
Date, each Loan Party hereby covenants, as to itself, that:

          (a) Name Change,  Offices and Records. Such Loan Party will not change its name,  identity or  structure  (within  the  meaning of any  applicable enactment  of the UCC),  relocate  its chief  executive  office at any time while the location of its chief executive  office is relevant to perfection of the Agent's security  interest,  for the benefit of the Secured Parties, in the Receivables,  Related Security and Collections, or change any office where  Records are kept unless it shall have:  (i) given the Agent at least ten (10) days' prior written notice thereof and (ii) delivered to the Agent all  financing  statements,  instruments  and  other  documents  reasonably requested by the Agent in connection with such change or relocation.

          (b)  Change in  Payment  Instructions  to  Obligors.  Except as may be
     required by the Agent pursuant to Section 8.2(b),  such Loan Party will not add or terminate  any bank as a Collection  Bank, or make any change in the instructions to Obligors  regarding  payments to be made to any Lock-Box or
     Collection Account, unless the Agent shall have received, at least ten (10)
     days before the proposed  effective  date  therefor,  (i) written notice of such addition,  termination or change and (ii) with respect to the addition of a  Collection  Bank or a  Collection  Account or  Lock-Box,  an executed
     Collection  Account Agreement with respect to the new Collection Account or
     Lock-Box;  provided,  however,  that  the  Servicer  may  make  changes  in instructions  to  Obligors  regarding  payments  if such  new  instructions require  such  Obligor  to make  payments  to another  existing  Collection
     Account.

          (c) Modifications to Contracts and Credit and Collection Policy.  Such
     Loan  Party  will not,  and will not permit  any  Originator  to,  make any material  change to the Credit and Collection  Policy that could  adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the
     Servicer will not, and will not permit any Originator to, extend,  amend or otherwise  modify  the  terms of any  Receivable  or any  Contract  related thereto other than in accordance with the Credit and Collection Policy.

          (d) Sales, Liens.  Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any  Adverse  Claim upon  (including,  without limitation,  the filing of any financing statement) or with respect to, any of the  Collateral,  or assign any right to  receive  income  with  respect thereto (other than Permitted  Encumbrances),  and Borrower will defend the right,  title and  interest of the Secured  Parties in, to and under any of the  foregoing  property,  against  all  claims of third  parties  claiming
     through  or  under  Borrower  or  any  Originator   (other  than  Permitted
     Encumbrances).  Borrower  will not create or suffer to exist any  mortgage, pledge,  security  interest,  encumbrance,  lien,  charge or other  similar arrangement on any of its inventory.

          (e)  Use of  Proceeds.  Borrower  will  not use  the  proceeds  of the
     Advances for any purpose other than (i) paying for  Receivables and Related
     Security  under and in  accordance  with the  Receivables  Sale  Agreement, including without limitation,  making payments on the Subordinated Notes to the extent  permitted  thereunder and under the Receivables Sale Agreement,

                                                                        Page 147
                                                               Exhibit 10(i)A(4)

     (ii)  making  Demand  Advances  to NSI  Georgia  at any  time  prior to the
     Facility   Termination   Date  while  it  is  acting  as  Servicer  and  no
     Amortization   Event  or  Unmatured   Amortization   Event  exists  and  is
     continuing, (iii) paying its ordinary and necessary operating expenses when and as due, (iv) making  Restricted Junior Payments to the extent permitted under this Agreement,  and (v) purchasing  non-passive  financial assets to the extent expressly permitted under the proviso to Section 7.1(I)(L).

          (f) Termination  Date  Determination.  Borrower will not designate the
     Termination Date (as defined in the Receivables  Sale  Agreement),  or send any written notice to any Originator in respect thereof,  without the prior written consent of the Agent, except with respect to the occurrence of such
     Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale
     Agreement.

          (g) Restricted Junior Payments.  Borrower will not make any Restricted
     Junior  Payment if after giving effect  thereto,  Borrower's  Net Worth (as defined in the Receivables  Sale Agreement) would be less than the Required
     Capital Amount (as defined in the Receivables Sale Agreement).

          (h) Borrower Indebtedness.  Borrower will not incur or permit to exist any  Indebtedness  or  liability  on account of  deposits  except:  (i) the
     Obligations,  (ii) the Subordinated Loans, and (iii) other current accounts payable arising in the ordinary course of business and not overdue.

          (i)  Prohibition on Additional  Negative  Pledges.  No Loan Party will enter into or assume any agreement (other than this Agreement and the other
     Transaction  Documents)  prohibiting  the  creation  or  assumption  of any
     Adverse Claim upon the Collateral except as contemplated by the Transaction
     Documents,   or  otherwise   prohibiting  or  restricting  any  transaction
     contemplated  hereby or by the  other  Transaction  Documents,  and no Loan
     Party will enter into or assume any  agreement  creating any Adverse  Claim upon the Subordinated Notes.

                                 ARTICLE VIII.
                          ADMINISTRATION AND COLLECTION

     Section 8.1 Designation of Servicer.

          (a) The servicing,  administration  and collection of the  Receivables shall be conducted by such Person (the  "Servicer") so designated from time to time in  accordance  with  this  Section  8.1.  NSI  Georgia  is  hereby designated as, and hereby agrees to perform the duties and  obligations of, the Servicer pursuant to the terms of this Agreement.  The Agent may at any time  following  the  occurrence  of an  Amortization  Event  designate  as
     Servicer  any  Person to succeed  NSI  Georgia  or any  successor  Servicer provided that the Rating Agency Condition is satisfied.

          (b) NSI  Georgia may  delegate,  and NSI  Georgia  hereby  advises the
     Lenders  and  the  Agent  that it has  delegated,  to NSI  Enterprises,  as sub-servicer of the Servicer, certain of its duties and responsibilities as

                                                                        Page 148
                                                               Exhibit 10(i)A(4)

     Servicer  hereunder  in  respect  of  the  Receivables  originated  by  NSI
     Enterprises.  Without  the  prior  written  consent  of the  Agent  and the
     Required  Liquidity  Banks,  NSI Georgia shall not be permitted to delegate any of its duties or  responsibilities as Servicer to any Person other than
     (i)  NSI   Enterprises,   and  (ii)  with  respect  to  certain   Defaulted
     Receivables,  outside collection  agencies in accordance with its customary practices.  NSI Enterprises  shall not be permitted to further  delegate to any other  Person any of the  duties or  responsibilities  of the  Servicer delegated to it by NSI Georgia. If at any time the Agent shall designate as
     Servicer any Person other than NSI Georgia, all duties and responsibilities theretofore  delegated  by NSI  Georgia  to  NSI  Enterprises  may,  at the
     discretion  of the Agent,  be  terminated  forthwith on notice given by the
     Agent to NSI Georgia and to Borrower.

          (c)   Notwithstanding   any  delegation   pursuant  to  the  foregoing
     subsection (b): (i) NSI Georgia shall be and remain primarily liable to the
     Agent and the Lenders for the full and prompt performance of all duties and responsibilities  of the  Servicer  hereunder  and (ii) the  Agent  and the
     Lenders shall be entitled to deal  exclusively  with NSI Georgia in matters
     relating   to  the   discharge   by  the   Servicer   of  its   duties  and
     responsibilities hereunder. The Agent and the Lenders shall not be required to give notice,  demand or other communication to any Person other than NSI
     Georgia and  Borrower in order for  communication  to the  Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. NSI
     Georgia,  at all times that it is the Servicer,  shall be  responsible  for providing  any  sub-servicer  or other  delegate of the  Servicer  with any notice given to the Servicer under this Agreement.

     Section 8.2 Duties of Servicer.

          (a) The  Servicer  shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in  accordance  with  applicable  laws,  rules  and  regulations,  with reasonable  care and  diligence,  and in  accordance  with the  Credit  and
     Collection Policy.

          (b) The Servicer  will  instruct  all Obligors to pay all  Collections directly to a Lock-Box or Collection  Account.  The Servicer shall effect a
     Collection  Account Agreement  substantially in the form of Exhibit VI with each bank party to a  Collection  Account  at any time.  In the case of any remittances  received in any Lock-Box or Collection Account that shall have been  identified,  to the  satisfaction of the Servicer,  to not constitute
     Collections or other proceeds of the  Receivables or the Related  Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such  remittances.  From and after the date the Agent delivers to any  Collection  Bank a Collection  Notice  pursuant to Section
     8.3, the Agent may request that the  Servicer,  and the Servicer  thereupon promptly  shall instruct all Obligors with respect to the  Receivables,  to remit all payments  thereon to a new  depositary  account  specified by the
     Agent and, at all times  thereafter,  Borrower and the  Servicer  shall not deposit or  otherwise  credit,  and shall not  permit  any other  Person to deposit or  otherwise  credit to such new  depositary  account  any cash or payment item other than Collections.

          (c) The Servicer shall  administer the  Collections in accordance with the procedures  described  herein and in Article II. The Servicer shall set aside and hold in trust for the account of Borrower  and the Lenders  their

                                                                        Page 149
                                                               Exhibit 10(i)A(4)

     respective  shares of the  Collections  in accordance  with Article II. The
     Servicer  shall,  upon the  request  of the Agent,  segregate,  in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the
     Servicer or Borrower  prior to the  remittance  thereof in accordance  with
     Article II. If the  Servicer  shall be required  to  segregate  Collections pursuant to the  preceding  sentence,  the  Servicer  shall  segregate  and deposit  with a bank  designated  by the  Agent  such  allocable  share  of
     Collections of Receivables  set aside for the Lenders on the first Business
     Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

          (d) The Servicer  may, in  accordance  with the Credit and  Collection
     Policy,  extend the maturity of any  Receivable  or adjust the  Outstanding
     Balance of any  Receivable as the Servicer  determines to be appropriate to maximize Collections  thereof;  provided,  however,  that such extension or adjustment  shall not alter the status of such  Receivable  as a Delinquent
     Receivable or Defaulted  Receivable or limit the rights of the Agent or the
     Lenders  under this  Agreement.  Notwithstanding  anything to the  contrary contained herein,  from and after the occurrence of an Amortization  Event, the Agent  shall  have the  absolute  and  unlimited  right to  direct  the
     Servicer  to  commence  or settle  any legal  action  with  respect  to any
     Receivable or to foreclose upon or repossess any Related Security; provided that (i) in lieu of commencing any such action or taking other  enforcement action,  the  Servicer  may,  at its  option,  elect to pay to the Agent an amount equal to the  Outstanding  Balance of such  Receivable  and (ii) the
     Servicer shall not, unless  indemnified to its satisfaction by the Lenders, be obligated to commence or take any legal action that is in  contravention of applicable law or regulation,  or to settle any action that would entail an  admission  by  the  Servicer,  Borrower  or  any  Originator  of  legal wrongdoing  or  culpability  or  require  the  payment  of  damages  by any
     Originator or the Servicer to any third party.

          (e) The Servicer  shall hold in trust for Borrower and the Lenders all
     Records  that (i)  evidence  or  relate  to the  Receivables,  the  related
     Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent at any time when an  Amortization  Event exists,  deliver or make available to the Agent all such Records,  at a place selected by the Agent.
     The Servicer shall, as soon as practicable  following  receipt thereof turn over to Borrower any cash collections or other cash proceeds  received with respect to Indebtedness not constituting  Receivables.  The Servicer shall, from time to time at the  request of any  Lender,  furnish  to the  Lenders
     (promptly  after any such request) a  calculation  of the amounts set aside for the Lenders pursuant to Article II.

          (f) Any payment by an Obligor in respect of any  indebtedness  owed by it to Originator or Borrower shall,  except as otherwise  specified by such
     Obligor or  otherwise  required  by  contract  or law and unless  otherwise instructed by the Agent,  be applied as a Collection  of any  Receivable of such Obligor  (starting  with the oldest such  Receivable) to the extent of any amounts then due and payable  thereunder  before  being  applied to any other receivable or other obligation of such Obligor.

                                                                        Page 150
                                                               Exhibit 10(i)A(4)

     Section 8.3 Collection  Notices.  The Agent is authorized at any time after the occurrence and during the continuance of an  Amortization  Event to date and to deliver to the  Collection  Banks the  Collection  Notices.  Borrower  hereby transfers to the Agent for the benefit of the Lenders,  effective when the Agent delivers such notice,  the exclusive  ownership and control of each Lock-Box and the  Collection  Accounts.  In case any  authorized  signatory of Borrower whose signature  appears on a Collection  Account  Agreement  shall cease to have such authority  before the  delivery of such  notice,  such  Collection  Notice shall nevertheless  be valid as if such  authority  had  remained  in force.  Borrower hereby  authorizes the Agent, and agrees that the Agent shall be entitled (i) at any time after delivery of the Collection Notices, to endorse Borrower's name on checks and other instruments  representing  Collections,  (ii) at any time after the occurrence and during the continuance of an  Amortization  Event, to enforce the Receivables,  the related Contracts and the Related  Security,  and (iii) at any time after the  occurrence  and during the  continuance  of an  Amortization
Event, to take such action as shall be necessary or desirable to cause all cash, checks and other  instruments  constituting  Collections  of Receivables to come into the possession of the Agent rather than Borrower.

     Section 8.4  Responsibilities of Borrower.  Anything herein to the contrary notwithstanding,  the  exercise  by the Agent and the  Lenders  of their  rights hereunder shall not release the Servicer, any Originator or Borrower from any of their duties or obligations with respect to any Receivables or under the related
Contracts. The Lenders shall have no obligation or liability with respect to any
Receivables or related Contracts,  nor shall any of them be obligated to perform the obligations of Borrower.

     Section 8.5 Monthly Reports.  The Servicer shall prepare and forward to the
Agent (i) on each Monthly  Reporting  Date, a Monthly  Report and an  electronic file of the data  contained  therein  and (ii) at such times as the Agent  shall request, a listing by Obligor of all Receivables  together with an aging of such
Receivables; provided, however, that if an Amortization Event shall exist and be continuing,  the Agent may request a Monthly Report be prepared and forwarded to the Agent more frequently than monthly.

     Section 8.6 Servicing Fee. As  compensation  for the  Servicer's  servicing activities  on their  behalf,  Borrower  hereby  agrees to pay the  Servicer the
Servicing Fee in arrears on each Settlement Date.  Notwithstanding the fact that
Sections 2.2 and 2.3  authorize  the Servicer to deduct its  Servicing  Fee from
Collections,  Borrower  is  and  shall  remain  the  Person  who  is  ultimately responsible  for paying  the  Servicing  Fee and other  costs of  servicing  the
Receivables.

                                  ARTICLE IX.
                               AMORTIZATION EVENTS

     Section 9.1 Amortization  Events.  The occurrence of any one or more of the following events shall constitute an Amortization Event:

          (a) Any Loan  Party or  Performance  Guarantor  shall fail to make any payment  or  deposit  required  to be  made  by it  under  the  Transaction
     Documents  when due and,  for any such  payment or deposit  which is not in

                                                                        Page 151
                                                               Exhibit 10(i)A(4)

     respect  of  principal,  such  failure  continues  for two (2)  consecutive
     Business Days.

          (b) Any representation,  warranty,  certification or statement made by
     Performance  Guarantor  or any Loan Party in any  Transaction  Document  to
     which it is a party or in any other  document  delivered  pursuant  thereto shall prove to have been  incorrect  in any  material  respect when made or deemed  made (it being  understood  and agreed  that any error or  omission which results in the  Aggregate  Principal  exceeding  the Borrowing  Limit shall per se constitute a material error).

          (c) Any Loan Party or Performance  Guarantor  shall fail to perform or observe any covenant  contained in Section 7.1(b),  7.1(j), 7.2 or 8.5 when due.

          (d) Any Loan Party or Performance  Guarantor  shall fail to perform or observe  any other  term,  covenant  or  agreement  hereunder  or any other
     Transaction  Document (other than a term,  covenant or agreement covered by another clause of this Section 9.1) to which it is a party and such failure shall  continue  for and such  failure  shall not have been cured within 30 days after the  earlier to occur of (i)  written  notice  thereof  has been given by such  Loan  Party  or  Performance  Guarantor  to Agent or (ii) an
     Executive  Officer of such Loan Party or  Performance  Guarantor  otherwise becomes aware of any such failure;  provided,  however, that, except in the case of a failure  to perform or  observe  Section  7.1(a)(vii),  such cure period shall be extended for a period of time,  not to exceed an additional
     30 days,  reasonably  sufficient  to permit such Loan Party or  Performance
     Guarantor to cure such  failure if such failure  cannot be cured within the initial  30-day  period but  reasonably  could be expected to be capable of cure  within  such  additional  30 days,  such  Loan  Party or  Performance
     Guarantor  has  commenced  efforts to cure such failure  during the initial
     30-day  period and such Loan Party or  Performance  Guarantor is diligently pursuing such cure.

          (e) Failure of  Borrower to pay any Debt (other than the  Obligations)
     when  due or the  default  by  Borrower  in the  performance  of any  term, provision or condition contained in any agreement under which any such Debt was created or is governed,  the effect of which is to cause,  or to permit the holder or holders of such Debt to cause,  such Debt to become due prior to its stated  maturity;  or any such Debt of Borrower shall be declared to be due and  payable or  required  to be prepaid  (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (f) An Event of  Bankruptcy  shall occur with respect to Parent or any of its Material Subsidiaries.

          (g) As at the end of any Calculation Period:

               (i) the  three-month  rolling  average  Delinquency  Ratio  shall exceed 4.25%,

               (ii) the  three-month  rolling average Default Ratio shall exceed
          2.55%, or

                                                                        Page 152
                                                               Exhibit 10(i)A(4)

               (iii) the three-month rolling average Dilution Ratio shall exceed
          8.00%;

     provided,  however,  that the Borrower and the Agent agree to  re-negotiate the  aforementioned  ratios in good  faith once the Agent has  received  an additional 6 months of data regarding the Receivables.

          (h) A Change of Control shall occur.

          (i)  One or more  final  judgments  for the  payment  of  money  in an aggregate amount of $10,700 or more shall be entered against Borrower.

          (j) The occurrence of any  "Termination  Event" or of the "Termination
     Date"  (as  each  of the  foregoing  is  defined  in the  Receivables  Sale
     Agreement or the First-Step Sale Agreement).

          (k) This  Agreement  shall  terminate  in whole or in part  (except in accordance  with its terms),  or shall cease to be  effective  or to be the legally  valid,  binding and  enforceable  obligation  of Borrower,  or any
     Obligor  shall   directly  or   indirectly   contest  in  any  manner  such
     effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of Blue Ridge shall cease to have a valid and  perfected  first priority  (except  for  Permitted  Encumbrances)  security  interest in the
     Collateral.

          (l) The Internal  Revenue  Service shall  commence  enforcement of any federal  tax lien under  Section  6323 of the Tax Code  against  any of the
     Collateral,  or the PBGC shall commence  enforcement any lien under Section
     4068 of ERISA against any of the Collateral.

          (m) Any event shall occur which  materially and adversely  impairs (i)
     the ability of the Originators to originate Receivables of a credit quality that is at least  equal to the credit  quality of the  Receivables  sold or contributed to Borrower on the date of this Agreement or (ii) the legality, validity  or  enforceability  of this  Agreement  or any other  Transaction
     Document,  (iii) the  Agent's  security  interest,  for the  benefit of the
     Secured Parties, in the Receivables generally or in any significant portion of the  Receivables,  the Related  Security or the Collections with respect thereto.

          (n) On any  Settlement  Date,  after giving  effect to the turnover of
     Collections by the Servicer on such date and the application thereof to the
     Obligations  in accordance  with this  Agreement,  the Aggregate  Principal shall exceed the Borrowing Limit.

          (o) The Performance  Undertaking  shall cease to be effective or to be the  legally  valid,  binding and  enforceable  obligation  of  Performance
     Guarantor, or Performance Guarantor shall directly or indirectly contest in any manner such effectiveness,  validity,  binding nature or enforceability of its obligations thereunder.

     Section 9.2 Remedies. Upon the occurrence and during the continuation of an
Amortization  Event,  the  Agent  may,  or upon the  direction  of the  Required
Liquidity Banks shall, upon notice to Borrower and the Servicer, take any of the

                                                                        Page 153
                                                               Exhibit 10(i)A(4)

following  actions:  (i) replace the Person then acting as Servicer (ii) declare the Amortization Date to have occurred, whereupon the Aggregate Commitment shall immediately  terminate and the  Amortization  Date shall  forthwith  occur,  all without  demand,  protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that upon the occurrence of an Event of Bankruptcy with respect to any Loan Party, the Amortization  Date shall automatically  occur,  without demand,  protest or any notice of any kind, all of which are hereby expressly  waived by each Loan Party,  (iii) deliver the
Collection  Notices  to the  Collection  Banks,  (iv)  exercise  all  rights and remedies  of a secured  party upon  default  under the UCC and other  applicable laws,  and  (v)  notify  Obligors  of  the  Agent's  security  interest  in  the
Receivables and other Collateral.  The aforementioned  rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Lenders  otherwise  available  under any other provision of this  Agreement,  by operation of law, at equity or otherwise,  all of which are hereby  expressly  preserved,  including,  without  limitation,  all  rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE X.
                                 INDEMNIFICATION

     Section 10.1  Indemnities by the Loan Parties.  Without  limiting any other rights that the Agent or any Lender may have hereunder or under  applicable law,
(A) Borrower hereby agrees to indemnify (and pay upon demand to) the Agent, Blue
Ridge, each of the Liquidity Banks and each of the respective assigns, officers, directors,  agents and employees of the foregoing (each, an "Indemnified Party")
from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other  amounts  payable,  including  actual and  reasonable attorneys'  fees (which  attorneys may be employees of the Agent or such Lender)
and  disbursements  (all of the  foregoing  being  collectively  referred  to as
"Indemnified  Amounts")  awarded  against or  actually  incurred  by any of them arising  out of or as a result  of this  Agreement  or the  acquisition,  either directly or indirectly,  by a Lender of an interest in the Receivables,  and (B)
the  Servicer  hereby  agrees  to  indemnify  (and  pay  upon  demand  to)  each
Indemnified Party for Indemnified  Amounts awarded against or incurred by any of them arising out of the Servicer's  activities as Servicer hereunder  excluding, however,  in all of the foregoing  instances under the preceding clauses (A) and
(B):

          (a)  Indemnified  Amounts to the extent a final judgment of a court of competent  jurisdiction  holds that such Indemnified  Amounts resulted from gross negligence or willful misconduct on the part of any Indemnified Party seeking  indemnification or by reason of such Indemnified Party's breach of its obligations hereunder or other legal duty;

          (b)  Indemnified  Amounts to the extent  the same  includes  losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                                                                        Page 154
                                                               Exhibit 10(i)A(4)

          (c)  taxes  imposed  by the  jurisdiction  in which  such  Indemnified
     Party's  principal   executive  office  is  located   (including,   without
     limitation,  in the case of the Agent or Blue  Ridge,  the  States of North
     Carolina  and  Georgia),  on or  measured by the overall net income of such
     Indemnified  Party to the  extent  that the  computation  of such  taxes is consistent  with  the  characterization  for  income  tax  purposes  of the acquisition  by the  Lenders of Loans as a loan or loans by the  Lenders to
     Borrower secured by the Receivables,  the Related Security,  the Collection
     Accounts and the Collections;

provided,  however,  that  nothing  contained in this  sentence  shall limit the liability  of any Loan Party or limit the  recourse  of the  Lenders to any Loan
Party for amounts otherwise  specifically provided to be paid by such Loan Party under  the terms of this  Agreement.  Without  limiting  the  generality  of the foregoing  indemnification,  Borrower shall  indemnify the Agent and the Lenders for Indemnified  Amounts (including,  without  limitation,  losses in respect of uncollectible  receivables,  regardless of whether reimbursement  therefor would constitute recourse to Borrower or the Servicer) relating to or resulting from:

          (i) any  representation  or  warranty  made by any  Loan  Party or any
     Originator (or any officers of any such Person) under or in connection with this Agreement,  any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (ii) the failure by Borrower, the Servicer or any Originator to comply with any applicable  law, rule or regulation with respect to any Receivable or Contract  related  thereto,  or the  nonconformity  of any Receivable or
     Contract  included therein with any such applicable law, rule or regulation or any failure of any Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

          (iii) any  failure of  Borrower,  the  Servicer or any  Originator  to perform its duties,  covenants or other  obligations in accordance with the provisions of this Agreement or any other Transaction Document;

          (iv) any products liability,  personal injury or damage suit, or other similar claim arising out of or in connection with  merchandise,  insurance or services that are the subject of any Contract or any Receivable;

          (v) any dispute,  claim,  offset or defense  (other than  discharge in bankruptcy of the Obligor) of the Obligor to the payment of any  Receivable
     (including,  without limitation,  a defense based on such Receivable or the related  Contract not being a legal,  valid and binding  obligation of such
     Obligor  enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such
     Receivable  or the  furnishing  or failure to furnish such  merchandise  or services;

          (vi) the  commingling  of  Collections of Receivables at any time with other funds;

                                                                        Page 155
                                                               Exhibit 10(i)A(4)

          (vii)  any  investigation,  litigation  or  proceeding  related  to or arising  from  this  Agreement  or  any  other  Transaction  Document,  the transactions  contemplated  hereby, the use of the proceeds of any Advance, the  Collateral  or  any  other  investigation,  litigation  or  proceeding relating  to  Borrower,  the  Servicer  or  any  Originator  in  which  any
     Indemnified  Party becomes  involved as a result of any of the transactions contemplated hereby;

          (viii) any  inability  to  litigate  any claim  against any Obligor in respect of any  Receivable  as a result of such  Obligor  being immune from civil  and  commercial  law  and  suit on the  grounds  of  sovereignty  or otherwise from any legal action, suit or proceeding;

          (ix) any Amortization Event;

          (x) any  failure  of  Borrower  to  acquire  and  maintain  legal  and equitable  title  to,  and  ownership  of any of the  Collateral  from  the applicable  Originator,  free and clear of any Adverse Claim (other than as
     created  hereunder);   or  any  failure  of  Borrower  to  give  reasonably
     equivalent  value to any Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable,  or any attempt by any Person to void such transfer under  statutory  provisions or common law or equitable action;

          (xi) any  failure  to vest and  maintain  vested  in the Agent for the benefit of the Lenders,  or to transfer to the Agent for the benefit of the
     Secured Parties, a valid first priority perfected security interests in the
     Collateral,  free and clear of any Adverse  Claim (except as created by the
     Transaction Documents);

          (xii) the  failure to have  filed,  or any delay in filing,  financing statements or other similar  instruments or documents  under the UCC of any applicable  jurisdiction  or other  applicable  laws  with  respect  to any
     Collateral, and the proceeds thereof, whether at the time of any Advance or at any subsequent time;

          (xiii)  any action or  omission  by any Loan  Party  which  reduces or impairs  the  rights  of the  Agent  or the  Lenders  with  respect  to any
     Collateral  or the value of any  Collateral  (for any reason other than the application  of  Collections  thereto or  charge-off  of any  Receivable as uncollectible);

          (xiv) any  attempt  by any Person to void any  Advance or the  Agent's security  interest in the Collateral  under statutory  provisions or common law or equitable action; and

          (xv) the failure of any Receivable  included in the calculation of the
     Net Pool Balance as an Eligible  Receivable to be an Eligible Receivable at
     the time so included.

     Section 10.2 Increased Cost and Reduced Return.

          (a) If after the date hereof,  any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation  (including any applicable  law, rule or regulation regarding  capital  adequacy) or any change  therein,  or any change in the interpretation or

                                                                        Page 156
                                                               Exhibit 10(i)A(4)

     administration  thereof  by any  governmental  authority,  central  bank or
     comparable  agency  charged  with  the   interpretation  or  administration
     thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority,  central bank or comparable agency
     (a "Regulatory Change"): (i) that subjects any Funding Source to any charge or  withholding  on or with  respect to any Funding  Agreement or a Funding
     Source's  obligations under a Funding  Agreement,  or on or with respect to the  Receivables,  or changes  the basis of  taxation  of  payments  to any
     Funding Source of any amounts payable under any Funding  Agreement  (except for  changes  in the rate of tax on the  overall  net  income  of a Funding
     Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar  requirement against assets of, deposits with or for the account of a Funding  Source,  or credit extended by a Funding Source pursuant to a
     Funding  Agreement or (iii) that imposes any other  condition the result of which is to  increase  the  cost to a  Funding  Source  of  performing  its obligations under a Funding Agreement, or to reduce the rate of return on a
     Funding  Source's  capital  as a  consequence  of its  obligations  under a
     Funding  Agreement,  or to  reduce  the  amount  of  any  sum  received  or receivable by a Funding Source under a Funding  Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest  received by it, then,  upon written  demand by the Agent no later than  ninety  (90)  days  after the  adoption  of such  Regulatory  Change,
     Borrower  shall pay to the Agent,  for the benefit of the relevant  Funding
     Source,  such  amounts  charged to such  Funding  Source or such amounts to otherwise  compensate  such Funding  Source for such increased cost or such reduction. In the event that the Agent fails to give Borrower notice within the ninety (90) day time limitation  prescribed above,  Borrower shall have no obligation to pay such claim for compensation hereunder.  Borrower shall have no obligation to pay any amount with respect to claims  accruing under this  Section  10.2(a)  prior  to the  90th day  preceding  written  demand therefor from Agent.

          (b) The  Agent  and  each  Funding  Source  agrees,  if  requested  by
     Borrower,  it will use  reasonable  efforts  (subject to the overall policy considerations  of such Funding  Source) to designate an alternate  lending
     office  with   respect  to  Loans   affected  by  any  of  the  matters  or
     circumstances  prescribed in Section  10.2(a) hereof in order to reduce the liability of Borrower or avoid the results provided thereunder,  so long as
     such  designation  is  not   disadvantageous  to  such  Funding  Source  as
     determined by such Funding  Source,  which  determination,  if made in good faith,  shall be conclusive and binding on all parties  hereto.  Nothing in this Section  10.2(b)  shall affect or postpone  any of the  obligation  of
     Borrower hereunder or any right of any Funding Source hereunder

     Section 10.3 Other Costs and Expenses.  Borrower shall pay to the Agent and
Blue Ridge on demand all reasonable costs and  out-of-pocket  expenses  actually
incurred  in  connection   with  the   preparation,   execution,   delivery  and
administration of this Agreement,  the transactions  contemplated hereby and the other documents to be delivered  hereunder,  including without  limitation,  the cost of Blue Ridge's  auditors  auditing the books,  records and  procedures  of
Borrower,  reasonable fees and out-of-pocket  expenses of legal counsel for Blue
Ridge and the Agent  (which such  counsel may be  employees of Blue Ridge or the
Agent)  with  respect  thereto and with  respect to advising  Blue Ridge and the
Agent as to their respective rights and remedies under this Agreement.  Borrower shall pay to the Agent on demand any and all  reasonable  costs and  expenses of

                                                                        Page 157
                                                               Exhibit 10(i)A(4)

the  Agent  and the  Lenders,  if any,  including  reasonable  counsel  fees and expenses,  actually  incurred  in  connection  with  the  amendment,  waiver  or enforcement of this Agreement and the other documents delivered hereunder and in connection  with  any  restructuring  or  workout  of  this  Agreement  or  such documents,  or the  administration  of this Agreement  following an Amortization
Event.  Borrower shall  reimburse Blue Ridge on demand for all other  reasonable costs and expenses actually  incurred by Blue Ridge ("Other Costs"),  including, without limitation,  the cost of auditing Blue Ridge's books by certified public accountants,  the cost of rating the Commercial  Paper by independent  financial rating agencies,  and the reasonable fees and out-of-pocket  expenses of counsel for Blue Ridge or any counsel for any  shareholder of Blue Ridge with respect to advising Blue Ridge or such  shareholder as to matters  relating to Blue Ridge's operations.

     Section 10.4  Allocations.  Blue Ridge shall allocate the liability for (a)
increased  costs covered by Section 10.2 arising under Funding  Agreements  that are not specifically related solely to this Agreement ("Shared Increased Costs")
and (b) Other Costs among  Borrower  and other  Persons with whom Blue Ridge has entered into  agreements  to purchase  interests in or finance  receivables  and other financial assets ("Other Customers").  If any Other Costs are attributable to Borrower and not  attributable to any Other Customer or any Shared  Increased
Costs are  attributable  to the facility  evidenced by this Agreement and not to any Other Customers' facilities,  Borrower shall be solely liable for such Other
Costs or Shared  Increased  Costs.  However,  if Other Costs or Shared Increased
Costs  are  attributable  to  Other  Customers  and  their  facilities  but  not attributable to Borrower or the facility  evidenced hereby,  such Other Customer shall be solely liable for such Other Costs or Shared  Increased  Costs,  as the case may be. All allocations to be made pursuant to the foregoing  provisions of this Article X shall be made by Blue Ridge in its sole  discretion  and shall be binding on Borrower and the Servicer.

                                  ARTICLE XI.
                                   THE AGENT

     Section 11.1  Authorization  and Action.  Each Lender hereby designates and appoints Wachovia to act as its agent under the Transaction  Documents and under the Liquidity Agreement,  and authorizes the Agent to take such actions as agent on its behalf and to exercise  such powers as are  delegated to the Agent by the terms of the Liquidity  Agreement or the  Transaction  Documents,  together with such powers as are reasonably  incidental thereto.  The Agent shall not have any duties or  responsibilities,  except those  expressly set forth in the Liquidity
Agreement or in any Transaction Document, or any fiduciary relationship with any
Lender,  and  no  implied  covenants,   functions,   responsibilities,   duties,
obligations  or  liabilities  on the part of the  Agent  shall be read  into the
Liquidity  Agreement  or any  Transaction  Document or  otherwise  exist for the
Agent. In performing its functions and duties under the Liquidity  Agreement and the Transaction  Documents,  the Agent shall act solely as agent for the Lenders and does not  assume  nor shall be  deemed to have  assumed  any  obligation  or relationship  of trust or agency  with or for any Loan Party or any of such Loan
Party's  successors  or  assigns.  The Agent  shall not be  required to take any action that  exposes the Agent to personal  liability or that is contrary to the
Liquidity  Agreement  or  any  Transaction   Document  or  applicable  law.  The

                                                                        Page 158
                                                               Exhibit 10(i)A(4)

appointment  and  authority  of the Agent  hereunder  shall  terminate  upon the indefeasible  payment in full of all Obligations.  Each Lender hereby authorizes the Agent to  execute  each of the UCC  financing  statements,  each  Collection
Account  Agreement on behalf of such Lender (the terms of which shall be binding on such Lender).

     Section 11.2 Delegation of Duties.  The Agent may execute any of its duties under the Liquidity Agreement and each Transaction Document by or through agents or  attorneys-in-fact  and shall be entitled to advice of counsel concerning all matters  pertaining to such duties.  The Agent shall not be responsible  for the negligence or misconduct of any agents or attorneys-in-fact  selected by it with reasonable care.

     Section  11.3  Exculpatory  Provisions.  Neither  the  Agent nor any of its
directors,  officers,  agents or  employees  shall be (i)  liable for any action lawfully taken or omitted to be taken by it or them under or in connection  with the Liquidity  Agreement or any Transaction  Document  (except for its, their or such Person's own gross negligence or willful  misconduct),  or (ii) responsible
in  any  manner  to  any  of  the   Lenders   for  any   recitals,   statements,
representations  or warranties made by any Loan Party contained in the Liquidity
Agreement,  any Transaction  Document or any certificate,  report,  statement or other  document  referred  to or  provided  for  in,  or  received  under  or in
connection  with,  any  Transaction   Document  or  for  the  value,   validity,
effectiveness,  genuineness,  enforceability  or  sufficiency  of the  Liquidity
Agreement  or any  Transaction  Document  or any  other  document  furnished  in connection  therewith,  or for any  failure  of any Loan  Party to  perform  its obligations  under any  Transaction  Document,  or for the  satisfaction  of any condition specified in Article VI, or for the perfection,  priority,  condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or  performance  of any of the agreements or covenants  contained in, or conditions of, any  Transaction  Document,  or to inspect the properties, books or  records  of the Loan  Parties.  The Agent  shall not be deemed to have knowledge of any Amortization  Event or Unmatured  Amortization Event unless the
Agent has received notice from a Loan Party or a Lender.

     Section 11.4 Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been  signed,  sent or made by the proper Person or Persons and upon advice and  statements of legal counsel
(including,  without limitation,  counsel to Borrower),  independent accountants and other experts  selected by the Agent.  The Agent shall in all cases be fully justified  in  failing  or  refusing  to take any  action  under  the  Liquidity
Agreement or any Transaction  Document unless it shall first receive such advice or  concurrence  of Blue  Ridge or the  Required  Liquidity  Banks or all of the
Lenders,  as  applicable,  as  it  deems  appropriate  and  it  shall  first  be indemnified to its  satisfaction by the Lenders,  provided that unless and until the Agent shall have  received  such advice,  the Agent may take or refrain from taking any action,  as the Agent shall deem  advisable and in the best interests of the Lenders. The Agent shall in all cases be fully protected in acting, or in refraining  from  acting,  in  accordance  with a request  of Blue  Ridge or the
Required Liquidity Banks or all of the Lenders, as applicable,  and such request and any action  taken or failure to act pursuant  thereto  shall be binding upon all the Lenders.

                                                                        Page 159
                                                               Exhibit 10(i)A(4)

     Section 11.5 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges  that  neither  the  Agent,  nor  any of its  officers,  directors, employees, agents,  attorneys-in-fact or affiliates has made any representations or warranties  to it and that no act by the Agent  hereafter  taken,  including, without limitation, any review of the affairs of any Loan Party, shall be deemed to  constitute  any  representation  or  warranty  by  the  Agent.  Each  Lender represents  and  warrants to the Agent that it has and will,  independently  and without  reliance upon the Agent or any other Lender and based on such documents and  information  as it has deemed  appropriate,  made its own  appraisal of and investigation into the business, operations,  property, prospects, financial and other conditions and  creditworthiness  of Borrower and made its own decision to enter into the  Liquidity  Agreement,  the  Transaction  Documents and all other documents related thereto.

     Section 11.6 Reimbursement and  Indemnification.  The Liquidity Banks agree to reimburse and indemnify  the Agent and its  officers,  directors,  employees, representatives  and agents ratably  according to their Pro Rata Shares,  to the extent not paid or  reimbursed by the Loan Parties (i) for any amounts for which the Agent,  acting in its capacity as Agent, is entitled to reimbursement by the
Loan Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Lenders,  in  connection  with
the  administration   and  enforcement  of  the  Liquidity   Agreement  and  the
Transaction Documents.

     Section 11.7 Agent in its Individual Capacity. The Agent and its Affiliates
may make loans to,  accept  deposits  from and  generally  engage in any kind of business with Borrower or any Affiliate of Borrower as though the Agent were not the Agent  hereunder.  With  respect  to the  making of Loans  pursuant  to this
Agreement,  the Agent shall have the same rights and powers under the  Liquidity
Agreement and this  Agreement in its  individual  capacity as any Lender and may exercise  the same as though  it were not the  Agent,  and the terms  "Liquidity
Bank," "Lender,"  "Liquidity Banks" and "Lenders" shall include the Agent in its individual capacity.

     Section 11.8 Successor Agent. The Agent,  upon five (5) days' notice to the
Loan Parties and the Lenders,  may voluntarily  resign and may be removed at any time, with or without cause, by the Required Liquidity Banks; provided, however, that Wachovia  shall not  voluntarily  resign as the Agent so long as any of the
Liquidity  Commitments remain in effect or Blue Ridge has any outstanding Loans.
If the Agent (other than  Wachovia)  shall  voluntarily  resign or be removed as
Agent  under this  Agreement,  then the  Required  Liquidity  Banks  during such five-day  period  shall  appoint,  with the consent of  Borrower  from among the remaining  Liquidity  Banks, a successor  Agent,  whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent and the term "Agent"
shall mean such successor agent, effective upon its appointment,  and the former
Agent's  rights,  powers and duties as Agent  shall be  terminated,  without any other  or  further  act or deed on the part of such  former  Agent or any of the parties to this  Agreement.  Upon  resignation  or  replacement  of any Agent in accordance  with this Section 11.8,  the retiring Agent shall execute such UCC-3 assignments  and  amendments,  and  assignments  and amendments of the Liquidity
Agreement and the Transaction  Documents,  as may be necessary to give effect to its replacement by a successor  Agent.  After any retiring  Agent's  resignation hereunder as Agent,  the provisions of this Article XI and Article X shall inure

                                                                        Page 160
                                                               Exhibit 10(i)A(4)

to its benefit as to any actions taken or omitted to be taken by it while it was
Agent under this Agreement.

                                  ARTICLE XII.
                           ASSIGNMENTS; PARTICIPATIONS

     Section 12.1 Assignments.

          (a) Each of the Agent, the Loan Parties and the Liquidity Banks hereby agrees and consents to the complete or partial  assignment by Blue Ridge of all  or  any  portion  of its  rights  under,  interest  in,  title  to and obligations  under this  Agreement to the Liquidity  Banks  pursuant to the
     Liquidity Agreement.

          (b) Any Liquidity Bank may at any time and from time to time assign to one or more Eligible Assignees (each, a "Purchasing Liquidity Bank") all or any part of its rights and obligations under this Agreement  pursuant to an assignment  agreement  substantially  in the form set forth in Exhibit  VII hereto (an "Assignment  Agreement")  executed by such Purchasing  Liquidity
     Bank  and  such  selling  Liquidity  Bank;  provided,   however,  that  any
     assignment of a Liquidity  Bank's rights and  obligations  hereunder  shall include a pro rata  assignment  of its  rights  and  obligations  under the
     Liquidity  Agreement.  The consent of Blue Ridge (and,  if no  Amortization
     Event  then  exists,  Borrower,  which  consent  shall not be  unreasonably withheld or delayed)  shall be required prior to the  effectiveness  of any such assignment.  Each assignee of a Liquidity Bank must (i) be an Eligible
     Assignee  and (ii) agree to deliver to the Agent,  promptly  following  any request therefor by the Agent or Blue Ridge, an  enforceability  opinion in form and substance  satisfactory to the Agent and Blue Ridge. Upon delivery of an executed  Assignment  Agreement to the Agent,  such selling Liquidity
     Bank  shall be  released  from its  obligations  hereunder  and  under  the
     Liquidity  Agreement  to the  extent  of such  assignment.  Thereafter  the
     Purchasing  Liquidity Bank shall for all purposes be a Liquidity Bank party to this Agreement and the Liquidity Agreement and shall have all the rights and  obligations  of a Liquidity  Bank hereunder and thereunder to the same extent as if it were an  original  party  hereto and thereto and no further consent or action by Borrower,  the Lenders or the Agent shall be required.
     Agent shall give Borrower and NSI Georgia  prior notice of each  assignment made under this Section.

          (c) Each of the Liquidity Banks agrees that in the event that it shall suffer a Downgrading Event, such Downgraded Liquidity Bank shall be obliged to notify the Agent, Borrower and NSI Georgia thereof and shall be obliged, at the  request  of Blue  Ridge  or the  Agent,  to (i)  collateralize  its
     Commitment  and its  Liquidity  Commitment  in a manner  acceptable  to the
     Agent, or (ii) assign all of its rights and obligations hereunder and under the Liquidity Agreement to an Eligible Assignee nominated by the Agent or a
     Loan Party and acceptable to Blue Ridge (and, if no Amortization Event then exists,  Borrower,  which  consent  shall not be  unreasonably  withheld or delayed) and willing to  participate  in this  Agreement  and the Liquidity
     Agreement  through  the  Liquidity  Termination  Date in the  place of such
     Downgraded  Liquidity  Bank;  provided that the  Downgraded  Liquidity Bank receives payment in full, pursuant to an Assignment Agreement, of an amount

                                                                        Page 161
                                                               Exhibit 10(i)A(4)

     equal to such Liquidity  Bank's Pro Rata Share of the Obligations  owing to the Liquidity Banks.

          (d) No Loan Party may assign  any of its rights or  obligations  under this Agreement  without the prior written  consent of the Agent and each of the Lenders and without satisfying the Rating Agency Condition.

     Section 12.2 Participations. Any Liquidity Bank may, in the ordinary course of its business at any time sell to one or more Persons (each, a  "Participant")
participating  interests in its Pro Rata Share of the Aggregate Commitment,  its
Loans,  its Liquidity  Commitment or any other  interest of such  Liquidity Bank hereunder or under the Liquidity  Agreement.  Notwithstanding any such sale by a
Liquidity  Bank of a  participating  interest to a  Participant,  such Liquidity
Bank's rights and obligations  under this Agreement and the Liquidity  Agreement shall remain unchanged,  such Liquidity Bank shall remain solely responsible for the performance of its obligations  hereunder and under the Liquidity Agreement, and the Loan Parties, Blue Ridge and the Agent shall continue to deal solely and directly with such  Liquidity  Bank in  connection  with such  Liquidity  Bank's rights and obligations  under this Agreement and the Liquidity  Agreement.  Each
Liquidity  Bank agrees that any agreement  between such  Liquidity  Bank and any such  Participant in respect of such  participating  interest shall not restrict such  Liquidity  Bank's right to agree to any amendment,  supplement,  waiver or modification to this Agreement, except for any amendment,  supplement, waiver or modification described in Section 14.1(b)(i).

                                 ARTICLE XIII.
                                SECURITY INTEREST

     Section  13.1 Grant of Security  Interest.  To secure the due and  punctual payment of the Obligations,  whether now or hereafter existing, due or to become
due,  direct  or  indirect,  or  absolute  or  contingent,   including,  without
limitation,  all  Indemnified  Amounts,  in each case pro rata  according to the respective amounts thereof, Borrower hereby grants to the Agent, for the benefit of the Secured Parties,  a security interest in, all of Borrower's right,  title and interest,  whether now owned and existing or hereafter arising in and to all of the Receivables,  the Related  Security,  the Collections and all proceeds of the foregoing (collectively, the "Collateral").

     Section  13.2  Termination  after Final  Payout  Date.  Each of the Secured
Parties hereby authorizes the Agent, and the Agent hereby agrees, promptly after the Final  Payout Date to execute and deliver to Borrower  such UCC  termination statements as may be necessary to terminate the Agent's security interest in and
Lien upon the Collateral, all at Borrower's expense. Upon the Final Payout Date, all right,  title and interest of the Agent and the other Secured Parties in and to the Collateral shall terminate.

                                                                        Page 162
                                                               Exhibit 10(i)A(4)

                                  ARTICLE XIV.
                                  MISCELLANEOUS

     Section 14.1 Waivers and Amendments.

          (a) No  failure  or delay on the part of the  Agent or any  Lender  in exercising any power, right or remedy under this Agreement shall operate as a waiver  thereof,  nor shall any  single or partial  exercise  of any such power,  right or remedy preclude any other further  exercise thereof or the exercise  of any other  power,  right or remedy.  The  rights and  remedies herein  provided  shall be  cumulative  and  nonexclusive  of any rights or remedies  provided by law. Any waiver of this Agreement  shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No  provision  of this  Agreement  may be  amended,  supplemented, modified or waived except in writing in accordance  with the  provisions of this Section 14.1(b).  Blue Ridge, Borrower and the Agent, at the direction of the Required  Liquidity Banks,  may enter into written  modifications or waivers of any provisions of this  Agreement,  provided,  however,  that no such modification or waiver shall:

               (i) without the consent of each affected  Lender,  (A) extend the
          Liquidity  Termination  Date or the date of any  payment or deposit of
          Collections by Borrower or the Servicer, (B) reduce the rate or extend the time of payment of Interest or any CP Costs (or any  component  of
          Interest or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the  Lenders,  (D) except  pursuant  to Article XII hereof, change the amount of the principal of any Lender, any Liquidity Bank's
          Pro Rata Share or any Liquidity Bank's Commitment,  (E) amend,  modify or waive any provision of the definition of Required  Liquidity  Banks or this Section  14.1(b),  (F) consent to or permit the  assignment or transfer by Borrower of any of its rights and  obligations  under this
          Agreement,  (G) change the definition of "Eligible  Receivable," "Loss
          Reserve,"  "Dilution Reserve," "Yield Reserve,"  "Servicing  Reserve,"
          "Servicing Fee Rate," "Required  Reserve" or "Required  Reserve Factor
          Floor" or (H) amend or modify any defined  term (or any  defined  term used  directly or indirectly in such defined term) used in clauses (A)
          through (G) above in a manner that would  circumvent  the intention of the restrictions set forth in such clauses; or

               (ii) without the written consent of the then Agent, amend, modify or waive any provision of this  Agreement if the effect  thereof is to affect the rights or duties of such Agent,

          and any  material  amendment,  waiver  or other  modification  of this
          Agreement shall require  satisfaction of the Rating Agency  Condition.
          Notwithstanding  the  foregoing,   (i)  without  the  consent  of  the
          Liquidity Banks, but with the consent of Borrower, the Agent may amend this  Agreement  solely to add additional  Persons as Liquidity  Banks hereunder and (ii) the Agent,  the Required  Liquidity  Banks and Blue
          Ridge  may  enter  into  amendments  to  modify  any of the  terms  or provisions  of Article XI,  Article  XII,  Section  14.13 or any other provision of this Agreement without the consent of Borrower,  provided that  such  amendment  has  no  negative  impact  upon  Borrower.  Any

                                                                        Page 163
                                                               Exhibit 10(i)A(4)

          modification or waiver made in accordance with this Section 14.1 shall apply  to each of the  Lenders  equally  and  shall  be  binding  upon
          Borrower, the Lenders and the Agent.

     Section  14.2  Notices.  Except  as  provided  in this  Section  14.2,  all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other  parties  hereto at their  respective  addresses  or telecopy  numbers  set forth on the  signature  pages  hereof  or at such  other address or telecopy number as such Person may hereafter  specify for the purpose of  notice  to each of the  other  parties  hereto.  Each  such  notice or other communication  shall be  effective  (i) if given by  telecopy,  upon the receipt thereof,  (ii) if given by mail,  three (3)  Business  Days  after the time such communication is deposited in the mail with first class postage prepaid or (iii)
if given by any other  means,  when  received at the address  specified  in this
Section  14.2.  Borrower  hereby  authorizes  the Agent to effect  Advances  and
Interest Period and Interest Rate selections based on telephonic notices made by any  Person  whom the  Agent in good  faith  believes  to be acting on behalf of
Borrower.   Borrower  agrees  to  deliver   promptly  to  the  Agent  a  written
confirmation  of each  telephonic  notice  signed by an  authorized  officer  of
Borrower;  provided,  however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

     Section  14.3  Ratable  Payments.  If any  Lender,  whether  by  setoff  or otherwise, has payment made to it with respect to any portion of the Obligations owing to such Lender (other than payments  received  pursuant to Section 10.2 or
10.3) in a greater proportion than that received by any other Lender entitled to receive a ratable share of such Obligations,  such Lender agrees,  promptly upon demand,  to  purchase  for cash  without  recourse or warranty a portion of such
Obligations  held by the other  Lenders so that after such  purchase each Lender will hold its ratable  proportion of such  Obligations;  provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase  shall be rescinded  and the purchase  price  restored to the extent of such recovery, but without interest.

     Section 14.4 Protection of Agent's Security Interest.

          (a) Borrower  agrees that from time to time,  at its expense,  it will promptly  execute and deliver all instruments  and documents,  and take all actions,  that  may be  necessary  or  desirable,  or that  the  Agent  may reasonably request, to perfect,  protect or more fully evidence the Agent's security interest in the Collateral,  or to enable the Agent or the Lenders to exercise and enforce  their rights and remedies  hereunder.  At any time after the occurrence and during the continuation of an Amortization  Event, the Agent may, or the Agent may direct  Borrower or the Servicer to, notify the Obligors of  Receivables,  at Borrower's  expense,  of the ownership or security  interests of the Lenders under this Agreement and may also direct that  payments  of all  amounts  due or that  become  due  under any or all
     Receivables be made directly to the Agent or its designee.  Borrower or the
     Servicer  (as  applicable)  shall,  at any Lender's  request,  withhold the identity of such Lender in any such notification.

                                                                        Page 164
                                                               Exhibit 10(i)A(4)

          (b) If  any  Loan  Party  fails  to  perform  any  of its  obligations hereunder,  the Agent or any  Lender  may (but  shall not be  required  to)
     perform, or cause performance of, such obligations, and the Agent's or such
     Lender's  actual and reasonable  costs and expenses  incurred in connection therewith  shall be payable by Borrower as provided in Section  10.3.  Each
     Loan Party  irrevocably  authorizes  the Agent at any time and from time to time in the sole  discretion  of the Agent,  and  appoints the Agent as its attorney-in-fact,  to act on behalf of such Loan  Party (i) to  execute  on behalf of Borrower as debtor and to file financing  statements necessary or desirable in the Agent's  reasonable opinion to perfect and to maintain the perfection  and priority of the interest of the Lenders in the  Receivables and  (ii) to file a  carbon,  photographic  or other  reproduction  of this
     Agreement or any financing  statement with respect to the  Receivables as a financing  statement in such offices as the Agent in its reasonable opinion deems  necessary or desirable to perfect and to maintain the perfection and priority  of the  Agent's  security  interest  in the  Collateral,  for the benefit  of the  Secured  Parties.  This  appointment  is  coupled  with an interest and is irrevocable.

     Section 14.5 Confidentiality.

          (a) Each Loan Party and each  Lender  shall  maintain  and shall cause
     each  of  its   employees,   officers  and   Affiliates   to  maintain  the
     confidentiality of the Fee Letter and the other confidential or proprietary information  with respect to the Agent and Blue Ridge and their  respective businesses  obtained  by it or them in  connection  with  the  structuring, negotiating and execution of the transactions  contemplated herein,  except that such Loan Party and such Lender and its  officers  and  employees  may disclose such  information to such Loan Party's and such Lender's  external consultants,  accountants  and attorneys and as required by any  applicable law,  rule  or  regulation  or  order  of any  judicial  or  administrative proceeding or to enforce its rights under the Transaction Documents.

          (b) Unless otherwise  agreed to in writing by the Parent,  each Lender
     and  the  Agent  hereby   agrees  to  keep  all   Proprietary   Information
     confidential  and not to disclose or reveal any Proprietary  Information to any  Person  other  than  its  (or  its  Affiliates)  directors,  officers,
     employees,   agents  or   representatives   who  reasonably   require  such
     information in connection with their  activities  concerning this Agreement or  the  transactions  contemplated  hereby  and  to  actual  or  potential
     Participants  or  Purchasing   Liquidity   Banks,  and  then  only  upon  a
     confidential basis in any such case; provided,  however,  that the Agent or any Lender may disclose  Proprietary  Information:  (i) to the Agent or any other Lender, (ii) to the extent reasonably required in connection with any litigation to which the Agent,  any Lender or their  respective  Affiliates may be a party, (iii) to the extent reasonably  required in connection with the  exercise  of any remedy  hereunder,  (iv) as  required  by law,  rule, regulation,  direction, request or order of any judicial, administrative or regulatory  authority  or  proceedings  (whether or not having the force or effect of law), (v) to its attorneys, accountants or other consultants (but only on a confidential basis), (vi) to bank regulatory authorities or other governmental  authorities  and (vii) by Blue  Ridge to any  rating  agency, commercial  paper  dealer,  or provider of a surety,  guaranty or credit or liquidity enhancement to Blue Ridge which has agreed in writing to be bound by the provisions of this Section 14.5.

                                                                        Page 165
                                                               Exhibit 10(i)A(4)

     Section 14.6 Bankruptcy  Petition.  Borrower,  the Servicer,  the Agent and
each Liquidity Bank hereby  covenants and agrees that, prior to the date that is one  year  and one day  after  the  payment  in full of all  outstanding  senior indebtedness  of Blue Ridge,  it will not institute  against,  or join any other
Person  in  instituting  against,  Blue  Ridge any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section  14.7  Limitation  of  Liability.  Except with respect to any claim arising out of the willful  misconduct or gross  negligence  of Blue Ridge,  the
Agent or any Liquidity Bank, no claim may be made by any Loan Party or any other
Person against Blue Ridge,  the Agent or any Liquidity Bank or their  respective
Affiliates, directors, officers, employees, attorneys or agents for any special, indirect,  consequential  or punitive damages in respect of any claim for breach of contract or any other  theory of  liability  arising out of or related to the transactions  contemplated  by this  Agreement,  or any act,  omission  or event occurring in connection therewith;  and each Loan Party hereby waives, releases, and  agrees  not to sue upon any  claim  for any such  damages,  whether  or not accrued and whether or not known or suspected to exist in its favor.

     Section 14.8 CHOICE OF LAW. THIS AGREEMENT  SHALL BE GOVERNED AND CONSTRUED
IN  ACCORDANCE  WITH THE LAWS OF THE  STATE OF  GEORGIA,  without  regard to the principles  of  conflicts  of laws  thereof  (except  in the  case of the  other
Transaction  Documents,  to the extent  otherwise  expressly stated therein) AND
EXCEPT TO THE EXTENT THAT THE  PERFECTION OF THE OWNERSHIP  INTEREST OF BORROWER
OR THE SECURITY  INTEREST OF THE AGENT,  FOR THE BENEFIT OF THE SECURED PARTIES,
IN ANY OF THE  COLLATERAL IS GOVERNED BY THE LAWS OF A  JURISDICTION  OTHER THAN
THE STATE OF GEORGIA.

     Section 14.9 CONSENT TO  JURISDICTION.  EACH PARTY TO THIS AGREEMENT HEREBY
IRREVOCABLY  SUBMITS TO THE  NON-EXCLUSIVE  JURISDICTION  OF ANY  UNITED  STATES
FEDERAL OR NEW YORK STATE COURT SITTING IN FULTON COUNTY, GEORGIA, IN ANY ACTION
OR  PROCEEDING  ARISING  OUT OF OR RELATING TO THIS  AGREEMENT  OR ANY  DOCUMENT
EXECUTED BY SUCH PERSON PURSUANT TO THIS  AGREEMENT,  AND EACH SUCH PARTY HEREBY
IRREVOCABLY  AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING  MAY
BE HEARD AND DETERMINED IN ANY SUCH COURT AND  IRREVOCABLY  WAIVES ANY OBJECTION
IT MAY NOW OR  HEREAFTER  HAVE AS TO THE  VENUE  OF ANY  SUCH  SUIT,  ACTION  OR
PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT  FORUM.
NOTHING  HEREIN  SHALL  LIMIT  THE  RIGHT OF THE  AGENT OR ANY  LENDER  TO BRING
PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION.  ANY
JUDICIAL  PROCEEDING  BY ANY LOAN PARTY  AGAINST  THE AGENT OR ANY LENDER OR ANY
AFFILIATE  OF THE AGENT OR ANY LENDER  INVOLVING,  DIRECTLY OR  INDIRECTLY,  ANY
MATTER IN ANY WAY ARISING OUT OF,  RELATED TO, OR CONNECTED  WITH THIS AGREEMENT

                                                                        Page 166
                                                               Exhibit 10(i)A(4)

OR ANY DOCUMENT  EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AGREEMENT SHALL BE
BROUGHT ONLY IN A COURT IN FULTON COUNTY, GEORGIA.

     Section  14.10  WAIVER OF JURY TRIAL.  TO THE MAXIMUM  EXTENT  PERMITTED BY
APPLICABLE  LAW,  EACH PARTY HERETO  HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL
PROCEEDING  INVOLVING,  DIRECTLY OR INDIRECTLY,  ANY MATTER (WHETHER SOUNDING IN
TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED
WITH THIS  AGREEMENT,  ANY DOCUMENT  EXECUTED BY ANY LOAN PARTY PURSUANT TO THIS
AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section 14.11 Integration; Binding Effect; Survival of Terms.

          (a) This  Agreement and each other  Transaction  Document  contain the final and  complete  integration  of all prior  expressions  by the parties hereto with respect to the subject  matter hereof and shall  constitute the entire  agreement  among the  parties  hereto  with  respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This  Agreement  shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and permitted  assigns
     (including  any trustee in  bankruptcy).  This  Agreement  shall create and constitute the  continuing  obligations of the parties hereto in accordance with its terms and shall remain in full force and effect  until  terminated in  accordance  with its  terms;  provided,  however,  that the  rights and remedies with respect to (i) any breach of any  representation and warranty made by any Loan Party pursuant to Article V, (ii) the  indemnification and payment  provisions  of  Article  X, and  Sections  14.5 and 14.6  shall be continuing and shall survive any termination of this Agreement.

     Section  14.12  Counterparts;   Severability;   Section  References.   This
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts,  each of which when so executed shall be deemed to be an original and all of which when taken together shall  constitute one and the same Agreement.  Delivery of an executed  counterpart of a signature page to this  Agreement  by  telecopier  shall be  effective  as  delivery of a manually executed  counterpart of a signature page to this  Agreement.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction  shall, as to such  jurisdiction,  be ineffective  to the extent of such  prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Unless otherwise expressly indicated,  all references herein to "Article,"  "Section," "Schedule"
or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                                                                        Page 167
                                                               Exhibit 10(i)A(4)

     Section 14.13 Wachovia Roles. Each of the Liquidity Banks acknowledges that
Wachovia  acts, or may in the future act: (i) as  administrative  agent for Blue
Ridge or any  Liquidity  Bank,  (ii) as an  issuing  and  paying  agent  for the
Commercial  Paper,  (iii) to provide  credit or  liquidity  enhancement  for the timely payment for the Commercial  Paper,  and/or (iv) to provide other services from  time to time  for Blue  Ridge or any  Liquidity  Bank  (collectively,  the
"Wachovia  Roles").  Without limiting the generality of this Section 14.13, each
Liquidity  Bank hereby  acknowledges  and consents to any and all Wachovia Roles and agrees that in  connection  with any Wachovia  Role,  Wachovia may take,  or refrain from taking,  any action that it, in its discretion,  deems appropriate, including,  without  limitation,  in its role as  administrative  agent for Blue
Ridge,  and the  giving  of  notice  of a  mandatory  purchase  pursuant  to the
Liquidity Agreement.

     Section 14.14 Interest.  In no event shall the amount of interest,  and all charges,  amounts or fees contracted for, charged or collected  pursuant to this
Agreement or the other  Transaction  Documents  and deemed to be interest  under applicable law  (collectively,  "Interest  Amounts" ) exceed the highest rate of interest  allowed by applicable law (the "Maximum  Rate"),  and in the event any such payment is inadvertently received by Blue Ridge or any Liquidity Bank, then the excess  sum (the  "Excess")  shall be  credited  as a payment of  principal, unless the relevant  Borrower shall notify the  applicable  recipient in writing that it elects to have the Excess returned  forthwith.  It is the express intent hereof that Borrower not pay and Blue Ridge and the Liquidity Banks not receive, directly  or  indirectly  in any manner  whatsoever,  interest in excess of that which may legally be paid by such Borrower  under  applicable  law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest  that has not otherwise  accrued on the date of such  acceleration, and the Agent and the  Liquidity  Banks do not  intend to collect  any  unearned interest in the event of any such acceleration.  All monies paid to the Agent or the Liquidity Banks hereunder or under any of the other  Transaction  Documents, whether at  maturity  or by  prepayment,  shall be subject to rebate of unearned interest as and to the extent  required by  applicable  law. By the execution of this Agreement, Borrower covenants, to the fullest extent permitted by law, that
(i) the  credit or return of any  Excess  shall  constitute  the  acceptance  by
Borrower of such Excess,  and (ii)  Borrower  shall not seek or pursue any other remedy,  legal or equitable,  against the Agent or any Liquidity Bank,  based in whole or in part upon contracting for charging or receiving any Interest Amounts in excess of the Maximum Rate. For the purpose of determining whether or not any
Excess  has  been  contracted  for,  charged  or  received  by the  Agent or any
Liquidity  Bank, all interest at any time  contracted  for,  charged or received from  such  Borrower  in  connection  with  this  Agreement  or any of the other
Transaction  Documents  shall,  to the extent  permitted by  applicable  law, be amortized,  prorated,  allocated and spread in equal parts  throughout  the full term of the Commitments.  Borrower,  the Agent and each Liquidity Bank shall, to the  maximum  extent  permitted  under  applicable  law,  (i)  characterize  any non-principal  payment as an  expense,  fee or premium  rather  than as Interest
Amounts and (ii) exclude  voluntary  prepayments  and the effects  thereof.  The provisions of this Section shall be deemed to be  incorporated  into each of the other  Transaction  Documents  (whether or not any  provision of this Section is referred to therein). All such Transaction Documents and communications relating to any  Interest  Amounts  owed by Borrower  and all  figures set forth  therein shall, for the sole purpose of computing the extent of obligations hereunder and under the other Transaction  Documents be automatically  recomputed by Borrower,

                                                                        Page 168
                                                               Exhibit 10(i)A(4)

and by any court  considering  the same,  to give effect to the  adjustments  or credits required by this Section.

     Section  14.15  Source  of  Funds  --  ERISA.  Each of Blue  Ridge  and the
Liquidity Banks hereby  severally (and not jointly)  represents to Borrower that no part of the funds to be used by it to fund the Loans  hereunder  from time to time constitutes (i) assets  allocated to any separate account  maintained by it in which any employee  benefit plan (or its related  trust) has any interest nor
(ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee  benefit plan" and "separate  account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                                             {signature pages follow}

                                                                        Page 169
                                                               Exhibit 10(i)A(4)

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

NSI Funding, Inc., A DELAWARE CORPORATION

By:_______________________________________

Name:
Title:

Address:

NSI Funding, Inc.
NSI Center
1420 Peachtree Street, Suite 832
Atlanta, Georgia  30309

Attention:  General Counsel

Phone:   (404) 853-1440
Fax:     (404) 853-1015

National Service Industries, Inc., A GEORGIA CORPORATION, AS SERVICER

By:_______________________________________

Name:
Title:

Address:
National Service Industries, Inc.
NSI Center
1420 Peachtree Street
Atlanta, Georgia  30309

Attention: Treasurer

Fax No.:          (404) 853-1330
Telephone No.:    (404) 853-1368

                                                                        Page 170
                                                               Exhibit 10(i)A(4)

BLUE RIDGE ASSET FUNDING CORPORATION

BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT

By:  __________________________________
         Name:
         Title:

         Address:
         Blue Ridge Asset Funding Corporation
         100 North Main Street
         Winston-Salem, NC 27150

         Attention:  John Dillon

         Phone:   (336) 732-2690
         Fax:              (336) 732-5021

         With a copy to:

         Blue Ridge Asset Funding Corporation
         c/o AMACAR Group, L.L.C.
         6525 Morrison Blvd., Suite 318
         Charlotte, North Carolina 28211
         Attention:  Douglas K.  Johnson

         Phone:  (704) 365-0569
         Fax:      (704) 365-1362

                                                                        Page 171
                                                               Exhibit 10(i)A(4)

WACHOVIA BANK, N.A., as a Liquidity Bank and as Agent

By:__________________________________________________

Name:
Title:

Address:
Wachovia Bank, N.A.
191 Peachtree Street, 26th Floor
GA-423
Atlanta, Georgia  30303
Attention:  Elizabeth K. Wagner

Phone:   (404) 332-1398
Fax:     (404) 332-5152

                                                                        Page 172
                                                               Exhibit 10(i)A(4)

                                    EXHIBIT I

                                   DEFINITIONS

     Capitalized  terms used and not  otherwise  defined  herein  shall have the meanings  attributed  thereto in the  Receivables  Sale  Agreement  (hereinafter defined)  and,  if  not  defined  therein,  in  the  First-Step  Sale  Agreement
(hereinafter defined).

     In addition, as used in this Agreement,  the following terms shall have the following  meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Adjusted  Dilution  Ratio" means, at any time, the rolling average of the Dilution Ratio for the 12 Calculation Periods then most recently ended.

          "Advance"  means a borrowing  hereunder  consisting  of the  aggregate amount of the several Loans made on the same Borrowing Date.

          "Adverse   Claim"  means  a  lien,   security   interest,   charge  or
     encumbrance,  or other right or claim in, of or on any  Person's  assets or properties in favor of any other Person.

          "Affiliate"  means,  with  respect  to any  Person,  any other  Person directly  or  indirectly  controlling,  controlled  by, or under  direct or indirect common control with, such Person or any Subsidiary of such Person.
     A Person  shall be  deemed to  control  another  Person if the  controlling
     Person owns 20% or more of any class of voting securities of the controlled
     Person or possesses,  directly or indirectly,  the power to direct or cause the  direction  of the  management  or policies of the  controlled  Person, whether through ownership of stock, by contract or otherwise.

          "Agent" has the meaning set forth in the preamble to this Agreement.

          "Agent's  Account" means account  #8735-098787 at Wachovia Bank, N.A.,
     ABA #053100494.

          "Aggregate  Commitment"  means,  on any  date  of  determination,  the aggregate  amount  of  the  Liquidity  Banks'  Commitments  to  make  Loans hereunder. As of the date hereof, the Aggregate Commitment is $150,000,000.

          "Aggregate  Principal"  means,  on  any  date  of  determination,  the aggregate  outstanding principal amount of all Advances outstanding on such date.

          "Aggregate Reduction" has the meaning specified in Section 1.3.

          "Agreement"  means this Credit and  Security  Agreement,  as it may be amended or modified and in effect from time to time.

                                                                        Page 173
                                                               Exhibit 10(i)A(4)

          "Alternate  Base Rate" means for any day,  the rate per annum equal to the higher as of such day of (i) the Prime  Rate,  or (ii)  one-half of one percent  (0.50%) above the Federal Funds Rate.  For purposes of determining the  Alternate  Base Rate for any day,  changes  in the  Prime  Rate or the
     Federal Funds Rate shall be effective on the date of each such change.

          "Alternate  Base Rate Loan" means a Loan which  bears  interest at the
     Alternate Base Rate or the Default Rate.

          "Amortization  Date" means the  earliest to occur of (i) the  Business
     Day  immediately  prior to the  occurrence of an Event of  Bankruptcy  with respect to any Loan Party,  (ii) the  Business  Day  specified in a written notice from the Agent following the occurrence and during the  continuation of any other  Amortization  Event, (iii) the date which is 10 Business Days after the Agent's receipt of written notice from Borrower that it wishes to terminate  the  facility  evidenced by this  Agreement,  and (iv) April 23,
     2004.

          "Amortization Event" has the meaning specified in Article IX.

          "Applicable  Margin" means, for each Interest Period applicable to any
     Loan for which  Interest is calculated  on the basis of the LIBO Rate,  the greater of the following on the first day of such Interest Period:

               (a) two times the sum of (i) the Usage Fee plus (ii) the  Program
          Fee; or

               (b) the margin then applicable to borrowings under the NSI Credit
          Agreement at a London  interbank  offered rate or Eurodollar  rate, as the case may be.

          "Assignment Agreement" has the meaning set forth in Section 12.1(b).

          "Authorized Officer" means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

          "Blue  Ridge"  has the  meaning  set  forth  in the  preamble  to this
     Agreement.

          "Borrower"  has  the  meaning  set  forth  in  the  preamble  to  this
     Agreement.

          "Borrowing  Base" means,  on any date of  determination,  the Net Pool
     Balance as of the last day of the period covered by the most recent Monthly
     Report, minus the Required Reserve as of the last day of the period covered by the most recent Monthly Report,  and minus Deemed  Collections that have occurred  since the most recent Cut-Off Date to the extent that such Deemed
     Collections exceed the Dilution Reserve.

          "Borrowing  Date"  means a  Business  Day on which an  Advance is made hereunder.

          "Borrowing Notice" has the meaning set forth in Section 1.2.

                                                                        Page 174
                                                               Exhibit 10(i)A(4)

          "Broken  Funding  Costs"  means for any CP Rate Loan or LIBO Rate Loan which: (a) in the case of a CP Rate Loan, has its principal reduced without compliance by Borrower with the notice requirements  hereunder,  (b) in the case of a CP Rate Loan or a LIBO Rate Loan,  does not become  subject to an
     Aggregate  Reduction following the delivery of any Reduction Notice, (c) in the case of a CP Rate Loan, is assigned under the Liquidity  Agreement,  or
     (d) in the case of a LIBO Rate Loan,  is terminated or reduced prior to the last day of its Interest Period,  an amount equal to the excess, if any, of
     (i) the CP Costs or Interest (as applicable) that would have accrued during the remainder of the Interest Periods or the tranche periods for Commercial
     Paper  determined  by the  Agent to  relate  to such  Loan (as  applicable)
     subsequent to the date of such reduction,  assignment or termination (or in respect  of  clause  (b)  above,  the date  such  Aggregate  Reduction  was designated to occur  pursuant to the Reduction  Notice) of the principal of such Loan if such reduction,  assignment or termination had not occurred or such Reduction  Notice had not been delivered,  over (ii) the sum of (x) to the extent all or a portion of such principal is allocated to another Loan, the amount of CP Costs or Interest actually accrued during the remainder of such period on such  principal for the new Loan, and (y) to the extent such principal is not allocated to another Loan,  the income,  if any,  actually received  during the  remainder  of such  period by the holder of such Loan from investing the portion of such principal not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A),  the  relevant  Lender or Lenders  agree to pay to Borrower the amount of such excess.  All Broken  Funding  Costs shall be due and payable hereunder upon demand.

          "Business  Day"  means any day on which  banks are not  authorized  or required  to  close in New  York,  New York or  Atlanta,  Georgia,  and The
     Depository  Trust  Company of New York is open for  business,  and,  if the applicable  Business Day relates to any  computation  or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

          "Calculation Period" means a Fiscal Month.

          "Capital  Leases" means leases which are required to be capitalized in accordance with GAAP.

          "Change  of  Control"  means (a) a "Change  of  Control"  under and as defined in either the  First-Step  Sale Agreement or the  Receivables  Sale
     Agreement  shall  occur,  or (b)  NSI  Georgia  ceases  to own  100% of the outstanding shares of voting stock of Borrower.

          "Collateral" has the meaning set forth in Section 13.1.

          "Collection  Account"  means each  concentration  account,  depositary account,  lock-box  account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.

          "Collection Account Agreement" means an agreement substantially in the form of Exhibit VI among one or both Originators, Borrower, the Agent and a
     Collection Bank.

                                                                        Page 175
                                                               Exhibit 10(i)A(4)

          "Collection  Bank" means, at any time, any of the banks holding one or more Collection Accounts.

          "Collection Notice" means a notice, in substantially the form of Annex
     A to Exhibit VI, from the Agent to a Collection Bank.

          "Collections"  means,  with  respect  to  any  Receivable,   all  cash
     collections  and  other  cash  proceeds  in  respect  of  such  Receivable, including, without limitation, all Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related  Security with respect to such Receivable.

          "Commercial Paper" means promissory notes of Blue Ridge issued by Blue
     Ridge in the commercial paper market.

          "Commitment"  means,  for each Liquidity  Bank, the commitment of such
     Liquidity  Bank to make Loans to Borrower  hereunder  in the event the Blue
     Ridge  elects not to fund any Advance in an aggregate  principal  amount at any one time  outstanding  not to exceed the amount set forth opposite such
     Liquidity Bank's name on Schedule A to this Agreement.

          "Consolidated  Operating Profits" means, for any period, the Operating
     Profits of the Parent and its Consolidated Subsidiaries.

          "Consolidated  Subsidiary"  means at any date any  Subsidiary or other
     entity  the  accounts  of  which,  in  accordance   with  GAAP,   would  be
     consolidated  with  those  of  the  Parent  in its  consolidated  financial statements as of such date.

          "Contingent  Obligation" of a Person means any agreement,  undertaking
     or  arrangement  by  which  such  Person  assumes,  guarantees,   endorses,
     contingently  agrees to  purchase  or provide  funds for the payment of, or otherwise  becomes  or is  contingently  liable  upon,  the  obligation  or liability  of any other  Person,  or agrees  to  maintain  the net worth or working  capital  or other  financial  condition  of any other  Person,  or
     otherwise   assures  any  creditor  of  such  other  Person  against  loss, including,  without limitation,  any comfort letter,  operating  agreement, take-or-pay contract or application for a letter of credit.

          "Contract"  means,  with  respect  to  any  Receivable,  any  and  all instruments,  agreements, invoices or other writings pursuant to which such
     Receivable arises or which evidences such Receivable.

          "CP Costs"  means,  for each day,  the sum of (i) discount or interest accrued  on  Pooled  Commercial  Paper on such  day,  plus (ii) any and all accrued  commissions in respect of placement  agents and  Commercial  Paper dealers,  and issuing and paying  agent fees  incurred,  in respect of such
     Pooled  Commercial  Paper for such day,  plus (iii) other costs  associated with  funding  small or odd-lot  amounts  with  respect  to all  receivable purchase  facilities  which are funded by Pooled  Commercial Paper for such day, minus (iv) any accrual of income net of expenses  received on such day from  investment of collections  received under all receivable  purchase or financing  facilities  funded  substantially  with Pooled Commercial Paper,

                                                                        Page 176
                                                               Exhibit 10(i)A(4)

     minus (v) any  payment  received  on such day net of expenses in respect of
     Broken  Funding Costs (or similar  costs)  related to the prepayment of any investment of Blue Ridge pursuant to the terms of any  receivable  purchase or financing  facilities funded substantially with Pooled Commercial Paper.
     In addition to the foregoing  costs,  if Borrower shall request any Advance during any period of time determined by the Agent in its sole discretion to result in  incrementally  higher CP Costs  applicable to such Advance,  the principal  associated with any such Advance shall,  during such period,  be deemed to be funded by Blue  Ridge in a special  pool  (which  may  include capital associated with other receivable purchase or financing  facilities)
     for purposes of determining  such  additional CP Costs  applicable  only to such  special  pool and charged  each day during such period  against  such principal.

          "CP Rate Loan"  means,  for each Loan of Blue Ridge prior to the time, if any, when (i) it is refinanced with a Liquidity  Funding pursuant to the
     Liquidity  Agreement,  or (ii) the occurrence of an Amortization  Event and the commencement of the accrual of Interest thereon at the Default Rate.

          "Credit and  Collection  Policy"  means each  Originator's  credit and collection  policies and practices  relating to Contracts  and  Receivables existing  on  the  date  hereof  and  summarized  in  the  Exhibits  to the
     First-Step Sale Agreement and the Receivables  Sale Agreement,  as modified from time to time in accordance with this Agreement.

          "Cut-Off Date" means the last day of a Calculation Period.

          "Days Sales Outstanding"  means, as of any day, an amount equal to the product of (x) 91,  multiplied  by (y) the amount  obtained by dividing (i)
     the  aggregate  outstanding  balance of  Receivables  as of the most recent
     Cut-Off Date, by (ii) the aggregate  amount of  Receivables  created during the three (3) Calculation Periods including and immediately  preceding such
     Cut-Off Date.

          "Deemed  Collections"  means  Collections  deemed received by Borrower under Section 1.4(a).

          "Default  Horizon  Ratio"  means,  as of any Cut-Off  Date,  the ratio
     (expressed  as a decimal)  computed by  dividing  (i) the  aggregate  sales generated by the  Originators  during the 5 Calculation  Periods  ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.

          "Default  Rate"  means a rate  per  annum  equal to the sum of (i) the
     Alternate  Base Rate plus (ii) 2.00%,  changing  when and as the  Alternate
     Base Rate changes.

          "Default Ratio" means, as of any Cut-Off Date, the ratio (expressed as a  percentage)  computed by dividing  (x) the total  amount of  Receivables which  became  Defaulted  Receivables  during the  Calculation  Period that includes  such Cut-Off Date,  by (y) the  aggregate  amount of  Receivables generated by the  Originators  during the  Calculation  Period  occurring 5 months prior to the Calculation Period ending on such Cut-Off Date.

                                                                        Page 177
                                                               Exhibit 10(i)A(4)

          "Defaulted Receivable" means a Receivable: (i) as to which the Obligor thereof has suffered an Event of Bankruptcy;  (ii) which,  consistent  with the Credit and Collection Policy,  would be written off Borrower's books as uncollectible;  or (iii) as to which any payment, or part thereof,  remains unpaid for 91 days or more from the original due date for such payment.

          "Delinquency  Ratio" means, at any time, a percentage equal to (i) the aggregate  Outstanding  Balance  of all  Receivables  that were  Delinquent
     Receivables at such time divided by (ii) the aggregate  Outstanding Balance of all Receivables at such time.

          "Delinquent Receivable" means a Receivable as to which any payment, or part thereof,  remains unpaid for 61-90 days from the original due date for such payment.

          "Demand  Advance" means any advance made by Borrower to NSI Georgia at any time while it is acting as the  Servicer,  which advance (a) is payable upon demand,  (b) is not  evidenced by an  instrument,  chattel  paper or a certificated  security,  (c) bears interest at a market rate  determined by
     Borrower and the Servicer from time to time, (d) is not subordinated to any other Debt or obligation of the Servicer,  and (e) may not be offset by NSI
     Georgia  against  amounts  due and  owing  from  Borrower  to it under  its
     Subordinated Note;  provided,  however,  that no Demand Advance may be made after the  Facility  Termination  Date or on any date prior to the Facility
     Termination   Date  on  which  an   Amortization   Event  or  an  Unmatured
     Amortization Event exists and is continuing.

          "Dilution"  means the amount of any reduction or  cancellation  of the
     Outstanding Balance of a Receivable as described in Section 1.4(a).

          "Dilution  Horizon  Ratio"  means,  as of any  Cut-off  Date,  a ratio
     (expressed  as a decimal),  computed by dividing  (i) the  aggregate  sales generated by the Originators  during the Calculation  Period ending on such
     Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date.

          "Dilution  Ratio" means, as of any Cut-Off Date, a ratio (expressed as a  percentage),  computed by dividing  (i) the total amount of decreases in
     Outstanding  Balances due to Dilutions during the Calculation Period ending on such Cut-Off Date, by (ii) the  aggregate  dollar amount of  Receivables generated by the Originators  during the Calculation  Period ending 1-month prior to the Calculation Period ending on such Cut-Off Date.

          "Dilution  Reserve"  means,  for any Calculation  Period,  the product
     (expressed as a percentage) of:

               (a) the sum of (i) two (2) times the Adjusted  Dilution  Ratio as of the  immediately  preceding  Cut-Off  Date,  plus (ii) the Dilution
          Volatility  Component as of the  immediately  preceding  Cut-Off Date, times

               (b) the Dilution  Horizon Ratio as of the  immediately  preceding
          Cut-Off Date.

                                                                        Page 178
                                                               Exhibit 10(i)A(4)

          "Dilution  Volatility  Component"  means the product  (expressed  as a percentage) of (i) the difference  between (a) the highest three  (3)-month rolling average Dilution Ratio over the past 12 Calculation Periods and (b)
     the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal  to the  amount  calculated  in  (i)(a)  of this  definition  and the denominator  of which is equal to the amount  calculated  in (i)(b) of this definition.

          "Downgraded  Liquidity Bank" means a Liquidity Bank which has been the subject of a Downgrading Event.

          "Downgrading  Event" with  respect to any Person means the lowering of the rating with regard to the short-term securities of such Person to below
     (i) A-1 by S&P, or (ii) P-1 by Moody's.

          "Eligible  Assignee" means a commercial bank having a combined capital and  surplus of at least  $250,000,000  with a rating of its (or its parent holding company's) short-term securities equal to or higher than (i) A-1 by
     S&P and (ii) P-1 by Moody's.

          "Eligible Receivable" means, at any time, a Receivable:

               (i) the Obligor of which (a) if a natural  person,  is a resident
          of  the  United  States  or,  if  a  corporation   or  other  business
          organization,  is organized under the laws of the United States or any political  subdivision  thereof and has its chief executive  office in the United States; (b) is not an Affiliate of any of the Loan Parties;
          and (c) is not a government or a governmental subdivision or agency;

               (ii) which is not a Defaulted Receivable,

               (iii)  which is not owing  from an  Obligor as to which more than
          35% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Defaulted Receivables,

               (iv) which was not a Delinquent  Receivable  on the date on which it was acquired by Borrower from the applicable Originator,

               (v) which by its terms is due and  payable  within 60 days of the original  billing  date  therefor  and has not had its  payment  terms extended  more  than  once  (except  that  up to 5% of  the  aggregate
          Outstanding  Balance of all  Receivables may have terms payable within
          61-90 days of the original billing date therefor),

               (vi) which is an "account" within the meaning of Article 9 of the
          UCC of all applicable jurisdictions,

               (vii)  which is  denominated  and payable  only in United  States dollars in the United States,

                                                                        Page 179
                                                               Exhibit 10(i)A(4)

               (viii) which arises under a Contract  which,  together  with such
          Receivable,  is in full force and effect  and  constitutes  the legal, valid  and  binding  obligation  of the  related  Obligor  enforceable against such Obligor in accordance with its terms,

               (ix)  which  arises  under a Contract  which  does not  contain a confidentiality  provision  that  purports to restrict  the ability of
          Blue Ridge to exercise  its rights  under this  Agreement,  including, without limitation, its right to review the Contract,

               (x) which arises under a Contract  that contains an obligation to pay a specified sum of money,  contingent  only upon the sale of goods or the provision of services by the applicable Originator,

               (xi) which,  together with the Contract related thereto, does not contravene any law, rule or regulation  applicable thereto (including, without limitation,  any law, rule and regulation relating to truth in lending,  fair credit  billing,  fair credit  reporting,  equal credit opportunity,  fair debt  collection  practices  and  privacy) and with respect  to  which  no  part of the  Contract  related  thereto  is in violation of any such law, rule or regulation,

               (xii) which  satisfies all applicable  requirements of the Credit and Collection Policy,

               (xiii)  which  was  generated  in  the  ordinary  course  of  the applicable Originator's business,

               (xiv) which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable  Originator,  and not by any other Person (in whole or in part),

               (xv) which is not subject to any dispute, counterclaim,  right of rescission,  set-off,  counterclaim  or any other  defense  (including defenses  arising out of violations  of usury laws) of the  applicable
          Obligor against the applicable  Originator or any other Adverse Claim, and the Obligor  thereon holds no right as against such  Originator to cause such  Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale  discounts  effected  pursuant to the  Contract,  or defective goods  returned  in  accordance  with  the  terms  of  the  Contract);
          provided,  however,  that if such  dispute,  offset,  counterclaim  or defense  affects  only a portion  of the  Outstanding  Balance of such
          Receivable,  then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding  Balance which is not so affected,  and provided,  further,  that Receivables of any Obligor which has any accounts  payable by the  applicable  Originator or by a wholly-owned  Subsidiary  of such  Originator  (thus  giving rise to a potential offset against such  Receivables) may be treated as Eligible
          Receivables  to the extent  that the Obligor of such  Receivables  has
          agreed  pursuant  to  a  written   agreement  in  form  and  substance
          satisfactory to the Agent,  that such Receivables shall not be subject to such offset,

               (xvi) as to which the  applicable  Originator  has  satisfied and fully  performed  all  obligations  on its part with  respect  to such
          Receivable  required to be fulfilled  by it, and no further  action is

                                                                        Page 180
                                                               Exhibit 10(i)A(4)

          required to be performed by any Person with respect thereto other than
          payment  thereon  by  the  applicable  Obligor   (excluding   warranty
          obligations for which no claim exists),

               (xvii) as to which  each of the  representations  and  warranties contained in Sections 5.1(g),  (i), (j), (q), (r), (s) and (t) is true and correct, and

               (xviii)  all right,  title and  interest to and in which has been validly transferred by the applicable  Originator directly to Borrower under and in  accordance  with the  Receivables  Sale  Agreement,  and
          Borrower has good and  marketable  title thereto free and clear of any
          Adverse Claim (other than Permitted Encumbrances).

          "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

               (a) a case or other  proceeding  shall be commenced,  without the application  or consent of such  Person,  in any  court,  seeking  the liquidation,  reorganization,  debt arrangement,  dissolution, winding up,  or  composition  or  readjustment  of debts of such  Person,  the appointment of a trustee, receiver, custodian,  liquidator,  assignee, sequestrator or the like for such Person or all or  substantially  all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or  composition  or adjustment  of debts,  and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of
          60 consecutive  days; or an order for relief in respect of such Person shall be entered in an involuntary  case under the federal  bankruptcy laws or other similar laws now or hereafter in effect; or

               (b)  such  Person  shall  commence  a  voluntary  case  or  other
          proceeding    under    any    applicable    bankruptcy,    insolvency,
          reorganization, debt arrangement, dissolution or other similar law now or  hereafter in effect,  or shall  consent to the  appointment  of or taking possession by a receiver, liquidator,  assignee, trustee (other
          than  a  trustee   under  a  deed  of  trust,   indenture  or  similar
          instrument),  custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any  general  assignment  for the  benefit of  creditors,  or shall be adjudicated  insolvent,  or admit in writing its  inability to pay its debts  generally as they become due, or, if a  corporation  or similar entity,  its board of  directors  shall vote to  implement  any of the foregoing.

          "Executive   Officer"  means  any  of  the  chief  executive  officer,
     president, executive vice president or senior vice president of the Parent.

          "Facility Account" means Borrower's account no. 13690450 at Wachovia.

          "Facility  Termination  Date" means the  earlier of (i) the  Liquidity
     Termination Date and (ii) the Amortization Date.

                                                                        Page 181
                                                               Exhibit 10(i)A(4)

          "Federal  Bankruptcy  Code" means  Title 11 of the United  States Code entitled "Bankruptcy," as amended and any successor statute thereto.

          "Federal Funds  Effective Rate" means,  for any period,  a fluctuating interest  rate per annum for each day during such  period  equal to (a) the weighted average of the rates on overnight federal funds  transactions with members of the Federal Reserve System arranged by federal funds brokers, as published  for such day (or,  if such day is not a  Business  Day,  for the preceding  Business  Day) by the  Federal  Reserve  Bank of New York in the
     Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published  for any day which is a Business  Day, the average of the quotations at approximately  11:30 a.m. (New York time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

          "Fee Letter" means that certain  letter  agreement  dated as of May 2,
     2001 among  Borrower,  NSI  Georgia  and the Agent,  as it may be  amended, restated or otherwise modified and in effect from time to time.

          "Final Payout Date" means the date on which all Obligations  have been paid in full and the Aggregate Commitment has been terminated.

          "First-Step  Sale  Agreement"  means  that  certain  Receivables  Sale
     Agreement,  dated as of May 2, 2001,  between NSI Enterprises and Borrower, as the same may be amended,  restated or  otherwise  modified  from time to time.

          "Finance  Charges"  means,  with  respect to a Contract,  any finance, interest,  late  payment  charges  or similar  charges  owing by an Obligor pursuant to such Contract.

          "Fiscal Month" means any fiscal month of the Performance Guarantor.

          "Fiscal   Quarter"  means  any  fiscal  quarter  of  the   Performance
     Guarantor.

          "Fiscal Year" means any fiscal year of the Performance Guarantor.

          "Funding  Agreement"  means  (i) this  Agreement,  (ii) the  Liquidity
     Agreement  and (iii) any other  agreement  or  instrument  executed  by any
     Funding Source with or for the benefit of Blue Ridge.

          "Funding  Source" means (i) any  Liquidity  Bank or (ii) any insurance
     company,   bank  or  other  funding  entity  providing  liquidity,   credit
     enhancement or back-up purchase support or facilities to Blue Ridge.

          "GAAP" means generally accepted accounting principles in effect in the
     United States of America as of the date of this Agreement.

          "Guarantee"  by  any  Person  means  any  obligation,   contingent  or
     otherwise,   of  such  Person  directly  or  indirectly   guaranteeing  any
     Indebtedness or other  obligation of any other Person and, without limiting the  generality  of the  foregoing,  any  obligation,  direct or  indirect,

                                                                        Page 182
                                                               Exhibit 10(i)A(4)

     contingent or otherwise,  of such Person (i) to secure, purchase or pay (or advance or supply funds for the  purchase or payment of) such  Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by  agreement  to  keep-well,  to purchase  assets,  goods,  securities  or services,  to provide collateral security,  to take-or-pay,  or to maintain financial  statement  conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other  obligation of the payment thereof or to protect such obligee against loss in  respect  thereof  (in  whole or in part),  provided  that the term
     Guarantee shall not include  endorsements  for collection or deposit in the ordinary  course of  business.  The term  "Guarantee"  used as a verb has a corresponding meaning.

          "Indebtedness" of any Person means at any date,  without  duplication,
     (i) all obligations of such Person for borrowed money, (ii) all obligations of such  Person  evidenced  by bonds,  debentures,  notes or other  similar instruments,  (iii) all  obligations  of such  Person  to pay the  deferred purchase  price of property or  services,  except  trade  accounts  payable arising in the ordinary  course of business,  (iv) all  obligations of such
     Person as lessee under Capital  Leases,  (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such  Person is a  corporation),  (vii) all  obligations  of such
     Person to reimburse  any bank or other Person in respect of amounts paid or to be paid  under a letter of  credit or  similar  instrument,  (viii)  all
     Indebtedness  of  others  secured  by a Lien on any  asset of such  Person, whether or not such  Indebtedness  is assumed by such Person,  and (ix) all
     Indebtedness of others Guaranteed by such Person.

          "Independent  Director"  shall mean a member of the Board of Directors of  Borrower  who is not at such time,  and has not been at any time during the  preceding  five  (5)  years:  (A) a  director,  officer,  employee  or affiliate  of  Performance  Guarantor,  any  Originator  or  any  of  their respective  Subsidiaries or Affiliates  (other than  Borrower),  or (B) the beneficial  owner  (at  the  time of such  individual's  appointment  as an
     Independent  Director  or  at  any  time  thereafter  while  serving  as an
     Independent  Director) of any of the outstanding common shares of Borrower, any  Originator,  or any of their  respective  Subsidiaries  or Affiliates, having general voting rights (excepting  immaterial beneficial interests in mutual funds or similar managed investment  accounts which in no case shall exceed 5% of any class of such shares).

          "Initial Cutoff Date" means the Business Day immediately  prior to the date hereof.

          "Interest" means for each respective Interest Period relating to Loans of the Liquidity  Banks,  an amount equal to the product of the  applicable
     Interest  Rate for each Loan  multiplied  by the principal of such Loan for each day  elapsed  during such  Interest  Period,  annualized  on a 360 day basis.

          "Interest  Period" means, with respect to any Loan held by a Liquidity
     Bank:

               (a) if Interest for such Loan is  calculated  on the basis of the
          LIBO Rate, a period of one,  two,  three or six months,  or such other period  as may  be  mutually  agreeable  to the  Agent  and  Borrower, commencing  on a  Business  Day  selected  by  Borrower  or the  Agent

                                                                        Page 183
                                                               Exhibit 10(i)A(4)

          pursuant to this Agreement.  Such Interest Period shall end on the day
          in  the  applicable   succeeding   calendar  month  which  corresponds
          numerically  to the beginning day of such Interest  Period,  provided, however,  that if there is no such  numerically  corresponding  day in such  succeeding  month,  such  Interest  Period shall end on the last
          Business Day of such succeeding month; or

               (b) if Interest for such Loan is  calculated  on the basis of the
          Alternate Base Rate, a period commencing on a Business Day selected by
          Borrower  and agreed to by the  Agent,  provided  that no such  period shall exceed one month.

     If any Interest Period would end on a day which is not a Business Day, such
     Interest  Period shall end on the next succeeding  Business Day,  provided, however,  that in the case of Interest  Periods  corresponding  to the LIBO
     Rate,  if such next  succeeding  Business  Day falls in a new  month,  such
     Interest Period shall end on the immediately preceding Business Day. In the case of any  Interest  Period  for any  Loan  which  commences  before  the
     Amortization  Date and would  otherwise end on a date  occurring  after the
     Amortization Date, such Interest Period shall end on the Amortization Date.
     The duration of each Interest Period which commences after the Amortization
     Date shall be of such duration as selected by the Agent.

          "Interest  Rate"  means,  with  respect to each Loan of the  Liquidity
     Banks,  the LIBO Rate,  the  Alternate  Base Rate or the Default  Rate,  as
     applicable.

          "Interest  Reserve"  means,  for any Calculation  Period,  the product
     (expressed as a percentage)  of (i) 1.5 times (ii) the Alternate  Base Rate as of the  immediately  preceding  Cut-Off  Date times (iii) a fraction the numerator  of which is the  highest  Days  Sales  Outstanding  for the most recent 12 Calculation Periods and the denominator of which is 360.

          "Lender" means Blue Ridge and each Liquidity Bank.

          "LIBO  Rate"  means,  for any  Interest  Period,  the rate  per  annum determined on the basis of the offered rate for deposits in U.S. dollars of amounts equal or  comparable  to the  principal  amount of the related Loan offered for a term comparable to such Interest  Period,  which rates appear on a Bloomberg L.P. terminal,  displayed under the address "US0001M Index Q
     Go" effective as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest  Period,  provided that if no such offered rates appear on such page,  the LIBO Rate for such  Interest  Period  will be the arithmetic  average  (rounded  upwards,  if  necessary,  to the next higher
     1/100th  of 1%) of rates  quoted by not less  than two  major  banks in New
     York, New York, selected by the Agent, at approximately 10:00 a.m.(New York time),  two Business Days prior to the first day of such  Interest  Period, for deposits in U.S. dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves)
     which is imposed against the Agent in respect of Eurocurrency  liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve
     System as in effect from time to time (expressed as a decimal),  applicable to such Interest Period plus (ii) the Applicable Margin per annum. The LIBO
     Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

                                                                        Page 184
                                                               Exhibit 10(i)A(4)

          "LIBO Rate Loan" means a Loan which bears interest at the LIBO Rate.

          "Lien" shall mean any lien, charge, claim, security interest, mortgage or  encumbrance,  or preference,  priority or other  security  agreement or preferential arrangement of any kind or nature whatsoever.

          "Liquidity  Agreement"  means that certain  Liquidity  Asset  Purchase
     Agreement,  dated as of May 2, 2001 by and among Blue Ridge,  the Agent and the banks  from time to time  party  thereto,  as the same may be  amended, restated and/or otherwise modified from time to time in accordance with the terms thereof.

          "Liquidity  Banks" has the meaning  set forth in the  preamble in this
     Agreement.

          "Liquidity   Commitment"   means,  as  to  each  Liquidity  Bank,  its
     commitment  under the  Liquidity  Agreement  (which shall equal 102% of its
     Commitment hereunder).

          "Liquidity  Funding"  means (a) a purchase made by any Liquidity  Bank pursuant  to its  Liquidity  Commitment  of all or any  portion  of, or any undivided  interest  in,  a Blue  Ridge  Loan,  or (b) any  Loan  made by a
     Liquidity Bank in lieu of Blue Ridge pursuant to Section 1.1.

          "Liquidity  Termination  Date"  means  the  earlier  to  occur  of the following:

               (a) the date on which the Liquidity Banks' Liquidity  Commitments expire,  cease to be available to Blue Ridge or otherwise  cease to be in full force and effect; or

               (b) the date on  which a  Downgrading  Event  with  respect  to a
          Liquidity  Bank shall have occurred and been  continuing  for not less than 30 days, and either (i) the  Downgraded  Liquidity Bank shall not have been replaced by an Eligible  Assignee  pursuant to the Liquidity
          Agreement,  or  (ii)  the  Liquidity  Commitment  of  such  Downgraded
          Liquidity Bank shall not have been funded or  collateralized in such a manner  that will avoid a  reduction  in or  withdrawal  of the credit rating  applied  to the  Commercial  Paper  to  which  such  Liquidity
          Agreement  applies  by any of the rating  agencies  then  rating  such
          Commercial Paper.

          "Loan"  means any loan made by a Lender to  Borrower  pursuant to this
     Agreement (including, without limitation, any Liquidity Funding). Each Loan shall either be a CP Rate Loan, an Alternate Base Rate Loan or a Eurodollar
     Rate Loan, selected in accordance with the terms of this Agreement.

          "Loan  Parties"  has the  meaning  set forth in the  preamble  to this
     Agreement.

          "Lock-Box"  means each locked  postal box with respect to which a bank who has executed a Collection  Account Agreement has been granted exclusive access for the purpose of retrieving  and  processing  payments made on the
     Receivables and which is listed on Exhibit IV.

          "Loss  Reserve"  means,  for  any  Calculation   Period,  the  product
     (expressed as a percentage) of (a) 2.25, times (b) the highest  three-month rolling average  Default Ratio during the 12 Calculation  Periods ending on

                                                                        Page 185
                                                               Exhibit 10(i)A(4)

     the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.

          "Margin  Stock" means "margin stock" as defined in Regulations T, U or
     X.

          "Material  Adverse Effect" means a material  adverse effect on (i) the financial  condition or operations of the Parent and its Subsidiaries taken as a whole,  (ii) the ability of any Loan Party to perform its  obligations
     under  this  Agreement  or  the   Performance   Guarantor  to  perform  its
     obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv)
     the Agent's security interest,  for the benefit of the Secured Parties,  in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections  with respect  thereto,  or (v) the collectibility of the Receivables  generally or of any significant  portion of the Receivables.

          "Material Subsidiary" means (i) Borrower and NSI Georgia and (ii) each other Consolidated  Subsidiary,  now existing or hereinafter established or acquired,  that at any time prior to the  payment in full of all  Aggregate
     Unpaids under the Credit and Security  Agreement either (x) has or acquires total  assets in excess of 10% of  Consolidated  Total Assets at the end of the  most  recent  Fiscal  Quarter,  or (y)  contributed  more  than 10% of
     Consolidated  Operating  Profits for the 4 most recent Fiscal Quarters then ended (or, with respect to any Subsidiary which existed during the entire 4
     Fiscal  Quarter  period but was acquired by the Parent  during such period, which  would  have  contributed  more  than 10% of  Consolidated  Operating
     Profits for such period had it been a Subsidiary for the entire period,  as determined on a pro forma basis in accordance with GAAP).

          "Monthly Report" means a report,  in substantially the form of Exhibit
     VIII hereto  (appropriately  completed),  furnished  by the Servicer to the
     Agent pursuant to Section 8.5.

          "Monthly  Reporting  Date"  means the 15th day of each month after the date of this  Agreement (or if any such day is not a Business Day, the next succeeding Business Day thereafter) or such other days of each month as the
     Agent shall request in connection with Section 8.5 hereof.

          "Moody's" means Moody's Investors Service, Inc.

          "Net Pool  Balance"  means,  at any time,  the  aggregate  Outstanding
     Balance of all Eligible  Receivables  at such time reduced by the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each
     Obligor and its Affiliates exceeds the Obligor Concentration Limit for such
     Obligor.

          "NSI Credit  Agreement" means that certain Credit Agreement as of July
     15, 1999 among Performance Guarantor,  the other borrowers parties thereto, the  banks  from  time to time  party  thereto,  Wachovia  Bank,  N.A.,  as administrative  agent and Bank One,  NA (f/k/a The First  National  Bank of
     Chicago),  as Syndication  Agent,  as the same may be amended,  restated or replaced from time to time.

                                                                        Page 186
                                                               Exhibit 10(i)A(4)

          "NSI   Enterprises"   means  NSI   Enterprises,   Inc.,  a  California
     corporation, and its successors and permitted assigns.

          "NSI  Georgia"  has the  meaning  set  forth  in the  preamble  to the
     Agreement,  and such  term  shall  include  such  Person's  successors  and permitted assigns.

          "Obligations" means, at any time, any and all obligations of either of the  Loan  Parties  to any of  the  Secured  Parties  arising  under  or in
     connection  with  the  Transaction  Documents,   whether  now  existing  or
     hereafter  arising,  due or  accrued,  absolute or  contingent,  including, without  limitation,  obligations  in respect of  Aggregate  Principal,  CP
     Costs,  Interest,  fees  under the Fee  Letter,  Broken  Funding  Costs and
     Indemnified Amounts.

          "Obligor"  means a Person  obligated  to make  payments  pursuant to a
     Contract.

          "Obligor  Concentration  Limit" means, at any time, in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its  Affiliates  (if any),  the  applicable  concentration  limit  shall be determined  as follows  for  Obligors  who have short term  unsecured  debt ratings  currently  assigned  to them by S&P and Moody's (or in the absence thereof,  the  equivalent  long term unsecured  senior debt  ratings),  the applicable  concentration  limit  shall  be  determined  according  to  the following table:

                                                        Allowable % of Eligible
      S&P Rating              Moody's Rating                Receivables
--------------------- ----------------------------- ----------------------------
        A-1+                     P-1                            10%
        A-1                      P-1                            8%
        A-2                      P-2                            6%
        A-3                      P-3                            4%
Below A-3 or Not Rated       Below P-3 or Not Rated
by either S&P or Moody's     by either S&P or Moody's           4%

; provided,  however, that (a) if any Obligor has a split rating, the applicable rating  will be the lower of the two,  (b) if any Obligor is not rated by either
S&P or Moody's, the applicable Obligor  Concentration Limit shall be the one set forth in the last line of the table above,  and (c) subject to  satisfaction  of the Rating Agency  Condition  and/or an increase in the  percentage set forth in clause (a)(i) of the definition of "Required  Reserve," upon Borrower's  request from  time to time,  the  Agent may  agree to a higher  percentage  of  Eligible
Receivables  for a  particular  Obligor  and its  Affiliates  (each such  higher percentage,  a "Special  Concentration  Limit"),  it being  understood  that any
Special  Concentration  Limit may be  cancelled  by the Agent upon not less than five (5) Business Days' written notice to the Loan Parties.

          "Operating  Profits"  means,  as applied to any Person for any period, the sum of (i) net  revenues,  less (ii) cost of goods and  services  sold, less (iii) operating expenses (including  depreciation and amortization) of such Person for such period, as determined in accordance with GAAP.

                                                                        Page 187
                                                               Exhibit 10(i)A(4)

          "Originator"  means each of (a) NSI  Enterprises,  in its  capacity as seller under the  First-Step  Sale  Agreement  and (b) NSI Georgia,  in its
     capacity as seller under the Receivables Sale Agreement.

          "Outstanding  Balance"  of any  Receivable  at any time means the then outstanding principal balance thereof.

          "Participant" has the meaning set forth in Section 12.2.

          "Performance  Guarantor"  means National Service  Industries,  Inc., a
     Delaware corporation, and its successors and permitted assigns.

          "Performance  Undertaking" means that certain Performance Undertaking, dated as of May 2, 2001,  by  Performance  Guarantor  in favor of Borrower, substantially  in the form of  Exhibit  IX,  as the  same  may be  amended, restated or otherwise modified from time to time.

          "Permitted Encumbrances" shall mean the following: (a) Liens for taxes or assessments or other governmental  charges not yet due and payable;  and
     (b) Liens created by the Transaction Documents.

          "Person" means an individual,  partnership,  corporation  (including a business trust),  limited liability  company,  joint stock company,  trust, unincorporated association,  joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Pooled  Commercial  Paper" means Commercial Paper notes of Blue Ridge subject to any particular pooling  arrangement by Blue Ridge, but excluding
     Commercial  Paper  issued  by  Blue  Ridge  for a  tenor  and in an  amount specifically  requested  by any  Person in  connection  with any  agreement effected by Blue Ridge.

          "Prime  Rate"  means a rate  per  annum  equal  to the  prime  rate of interest  announced from time to time by Wachovia (which is not necessarily the lowest rate charged to any  customer),  changing when and as said prime rate changes.

          "Pro Rata Share" means, for each Liquidity Bank, a percentage equal to the Commitment of such Liquidity Bank, divided by the Aggregate Commitment.

          "Program Fee" has the meaning set forth in the Fee Letter.

          "Proposed Reduction Date" has the meaning set forth in Section 1.3.

          "Proprietary  Information" means all information about the Performance
     Guarantor or any of its Subsidiaries  which has been furnished to the Agent or any Lender by or on behalf of the  Performance  Guarantor  or any of its
     Subsidiaries  before or after the date  hereof or which is  obtained by any
     Lender or the Agent in the course of any Review  made  pursuant  to Section
     7.1(d) of the  Agreement;  provided,  however,  that the term  "Proprietary
     Information" does not include  information which (x) is or becomes publicly available  (other  than as a result  of a  breach  of  Section  14.5 of the
     Agreement),  (y) is possessed by or available to the Agent or any Lender on

                                                                        Page 188
                                                               Exhibit 10(i)A(4)

     a  non-confidential  basis  prior to its  disclosure  to the  Agent or such
     Lender by Borrower or Subsidiary  or (z) becomes  available to the Agent or any  Lender  on a  non-confidential  basis  from  a  Person  which,  to the knowledge of the Agent or such Lender,  as the case may be, is not bound by a  confidentiality  agreement with the Performance  Guarantor or any of its
     Subsidiaries  and  is  not  otherwise  prohibited  from  transmitting  such information  to the  Agent or such  Lender.  In the  event the Agent or any
     Lender is required to disclose  any  Proprietary  Information  by virtue of clause  (ii) (but only if and to the extent  such  disclosure  has not been sought by the Agent or any Lender, and if neither the Performance Guarantor nor  Borrower  is a party to such  litigation),  (iv) or (v) above,  to the extent  such  Lender or the Agent (as the case may be)  determines  in good faith that it is permissible by law so to do, it shall promptly  notify the
     Performance  Guarantor of same so as to allow the Performance  Guarantor or its  Subsidiaries to seek a protective  order or to take other  appropriate action;  provided,  however,  neither  any  Lender  nor the Agent  shall be required  to delay  compliance  with any  directive  to  disclose  any such information so as to allow the Performance Guarantor or any of Subsidiaries to effect any such action.

          "Purchasing  Liquidity  Bank" has the  meaning  set  forth in  Section
     12.1(b).

          "Rating Agency  Condition"  means that Blue Ridge has received written notice from S&P and Moody's that an amendment,  a change or a waiver to the
     Liquidity Agreement, this Agreement, the Receivables Sale Agreement, or the
     First-Step  Sale  Agreement will not result in a withdrawal or downgrade of the then current ratings on Blue Ridge's Commercial Paper.

          "Receivable"  means  each  "Receivable"  under and as  defined  in the
     Receivables Sale Agreement in which Borrower now has or hereafter  acquires any interest.  Debt and other rights and  obligations  arising from any one transaction,  including, without limitation,  indebtedness and other rights and obligations  represented by an individual  invoice,  shall constitute a
     Receivable  separate from a Receivable  consisting of the  indebtedness and other rights and obligations  arising from any other transaction;  provided further,  that any indebtedness,  rights or obligations  referred to in the immediately  preceding sentence shall be a Receivable regardless of whether the  account  debtor  or  Borrower  treats  such  indebtedness,  rights  or obligations as a separate payment obligation.

          "Receivables  Sale Agreement" means that certain  Receivables Sale and
     Contribution  Agreement,  dated as of May 2, 2001,  between NSI Georgia and
     Borrower,  as the same may be amended,  restated or otherwise modified from time to time.

          "Records"  means,  with respect to any  Receivable,  all Contracts and other documents,  books, records and other information (including,  without limitation,  computer programs,  tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable,  any
     Related Security therefor and the related Obligor.

          "Redeemable  Preferred  Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the  Amortization  Date

                                                                        Page 189
                                                               Exhibit 10(i)A(4)

     either (i)  mandatorily  redeemable  (by  required  sinking fund or similar payments  or  otherwise)  or (ii)  redeemable  at the  option of the holder thereof.

          "Reduction Notice" has the meaning set forth in Section 1.3.

          "Regulation  T" means  Regulation  T of the Board of  Governors of the
     Federal Reserve System,  as in effect from time to time,  together with all official rulings and interpretations issued thereunder.

          "Regulation  U" means  Regulation  U of the Board of  Governors of the
     Federal Reserve System,  as in effect from time to time,  together with all official rulings and interpretations issued thereunder.

          "Regulation  X" means  Regulation  X of the Board of  Governors of the
     Federal Reserve System,  as in effect from time to time,  together with all official rulings and interpretations issued thereunder.

          "Regulatory Change" has the meaning set forth in Section 10.2(a).

          "Related  Security"  means  (i) all  "Related  Security"  under and as defined in the Receivables  Sale Agreement,  (ii) all of Borrower's  right, title and  interest  in, to and under the  Receivables  Sale  Agreement  in respect  of such  Receivable,  (iii)  all of  Borrower's  right,  title and interest in and to the Demand Advances, and (iv) all proceeds of any of the foregoing.

          "Required  Liquidity  Banks" means, at any time,  Liquidity Banks with
     Commitments in excess of 66-2/3% of the Aggregate Commitment.

          "Required  Notice Period" means the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

             Aggregate Reduction                        Required Notice Period
             -------------------                        ----------------------
             less than 25% of the then-current          2 Business Days
             Aggregate Commitment

             greater than or equal to                   5 Business Days
             25% but less than 50% of the
             then-current
             Aggregate Commitment

             greater than or equal to 50% of            10 Business Days
             the then-current Aggregate Commitment

                                                                        Page 190
                                                               Exhibit 10(i)A(4)

          "Required Reserve" means, on any day during a Calculation  Period, the product of (a) the greater of (i) the  Required  Reserve  Factor  Floor and
     (ii)  the sum of the Loss  Reserve,  the  Interest  Reserve,  the  Dilution
     Reserve and the Servicing Reserve, times (b) the Net Pool Balance as of the
     Cut-Off Date immediately preceding such Calculation Period.

          "Required Reserve Factor Floor" means, for any Calculation Period, the sum  (expressed  as a  percentage)  of (a) 16% plus (b) the  product of the
     Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date.

          "Responsible Officer" means any Executive Officer as well as any other officer of the Parent who is primarily  responsible for the  administration of the transactions contemplated by the Transaction Documents.

          "Restricted   Junior   Payment"   means  (i)  any  dividend  or  other
     distribution,  direct or indirect, on account of any shares of any class of capital stock of Borrower now or hereafter  outstanding,  except a dividend payable  solely in shares of that class of stock or in any junior  class of stock of Borrower, (ii) any redemption, retirement, sinking fund or similar payment,  purchase or other acquisition for value,  direct or indirect,  of any  shares of any class of  capital  stock of  Borrower  now or  hereafter outstanding,  (iii) any payment or prepayment of principal of, premium,  if any,  or  interest,  fees or other  charges on or with  respect to, and any redemption,  purchase,  retirement,  defeasance,  sinking  fund or  similar payment and any claim for rescission with respect to the Subordinated Loans
     (as defined in the Receivables  Sale  Agreement),  (iv) any payment made to redeem, purchase,  repurchase or retire, or to obtain the surrender of, any outstanding  warrants,  options or other  rights to  acquire  shares of any class of capital  stock of Borrower now or hereafter  outstanding,  and (v)
     any  payment  of  management  fees  by  Borrower   (except  for  reasonable
     management  fees to any  Originator or its Affiliates in  reimbursement  of actual management services performed).

          "S&P" means  Standard and Poor's Ratings  Services,  a division of The
     McGraw Hill Companies, Inc.

          "Secured Parties" means the Indemnified Parties.

          "Servicer"  means at any time the Person (which may be the Agent) then authorized  pursuant  to Article  VIII to service,  administer  and collect
     Receivables.

          "Servicing Fee" means, for each day in a Calculation Period:

               (a) an amount  equal to (i) the  Servicing  Fee Rate (or,  at any time while NSI Georgia or one of its Affiliates is the Servicer,  such lesser  percentage as may be agreed between  Borrower and the Servicer on an arms'  length  basis based on then  prevailing  market terms for similar services), times (ii) the aggregate Outstanding Balance of all
          Receivables  at the close of business on the Cut-Off Date  immediately preceding such Calculation Period, times (iii) 1/360; or

                                                                        Page 191
                                                               Exhibit 10(i)A(4)

               (b) on and after the  Servicer's  reasonable  request made at any time when NSI Georgia or one of its  Affiliates is no longer acting as
          Servicer  hereunder,  an alternative amount specified by the successor
          Servicer not exceeding (i) 110% of such  Servicer's  reasonable  costs and expenses of performing its obligations under this Agreement during the preceding  Calculation Period,  divided by (ii) the number of days in the current Calculation Period.

               "Servicing  Fee Rate"  means  0.25%  per  annum  (or such  higher percentage  as the Agent and Borrower may from time to time agree upon based upon then prevailing market conditions).

               "Servicing  Reserve"  means,  for  any  Calculation  Period,  the product  (expressed  as a  percentage)  of  (a)  1.00%,  times  (b)  a fraction, the numerator of which is the highest Days Sales Outstanding for the most  recent 12  Calculation  Periods and the  denominator  of which is 360.

               "Settlement  Date"  means (A) the 2nd  Business  Day  after  each
          Monthly  Reporting Date, and (B) the last day of the relevant Interest
          Period in respect of each Loan of the Liquidity Banks.

               "Settlement  Period"  means (A) in  respect  of each Loan of Blue
          Ridge,  the  immediately  preceding  Calculation  Period,  and  (B) in respect  of each Loan of the  Liquidity  Banks,  the  entire  Interest
          Period of such Loan.

               "Subsidiary"  means, with respect to any Person,  any corporation or other  entity  of which  securities  or other  ownership  interests having  ordinary  voting  power to elect a  majority  of the  board of directors or other  persons  performing  similar  functions are at the time directly or indirectly owned by such Person.

               "Tax Code" means the Internal  Revenue Code of 1986,  as the same may be amended from time to time.

               "Termination Date" has the meaning set forth in Section 2.2.

               "Termination  Percentage"  has the  meaning  set forth in Section
          2.2.

               "Terminating  Tranche"  has the  meaning  set  forth  in  Section
          4.3(b).

               "Transaction Documents" means, collectively, this Agreement, each
          Borrowing Notice, the Receivables Sale Agreement,  the First-Step Sale
          Agreement,   each  Collection  Account   Agreement,   the  Performance
          Undertaking,  the Fee Letter, the Subordinated Note (as defined in the
          Receivables Sale Agreement) and all other  instruments,  documents and agreements executed and delivered in connection herewith.

               "UCC" means the Uniform  Commercial  Code as from time to time in effect in the specified jurisdiction.

                                                                        Page 192
                                                               Exhibit 10(i)A(4)

               "Unmatured  Amortization  Event" means an event  which,  with the passage of time or the giving of notice,  or both, would constitute an
          Amortization Event.

               "Usage Fee" has the meaning set forth in the Fee Letter.

               "Wachovia"  means Wachovia Bank, N.A. in its individual  capacity and its capacity as agent.

     Unless otherwise  specified  herein,  all terms of an accounting  character used herein shall be interpreted,  all accounting determinations hereunder shall be made, and all financial  statements  required to be delivered hereunder shall be prepared,  in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Parent's independent public accountants or otherwise required  by a  change  in  GAAP)  with the  most  recent  audited  consolidated financial statements of the Parent and its Consolidated  Subsidiaries  delivered to the Agent unless with respect to any such change concurred in by the Parent's independent  public  accountants or required by GAAP, in determining  compliance with any of the  provisions  of this  Agreement or any of the other  Transaction
Documents:  (i) the Parent shall have objected to determining such compliance on such basis at the time of delivery  of such  financial  statements,  or (ii) the
Agent  shall so object in  writing  within 30 days  after the  delivery  of such financial statements,  in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made.

     All terms  used in  Article 9 of the UCC in the State of  Georgia,  and not
specifically defined herein, are used herein as defined in such Article 9.

                                                                        Page 193
                                                               Exhibit 10(i)A(4)

                                   EXHIBIT II

                            FORM OF BORROWING NOTICE

                                       ---

                                NSI Funding, Inc.

                                BORROWING NOTICE
                           dated ______________, 20__
                     for Borrowing on ________________, 20__

Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.E., GA-423
Atlanta, Georgia 30303

Attention:  Elizabeth R. Wagner, Fax No. (404) 332-5152

Ladies and Gentlemen:

     Reference is made to the Credit and Security  Agreement  dated as of May 2,
2001 (as amended,  supplemented  or otherwise  modified  from time to time,  the
"Credit  Agreement")  among NSI  Funding,  Inc.,  a  Delaware  corporation  (the
"Borrower"),  National  Service  Industries,  Inc.,  a Georgia  corporation,  as initial Servicer, Blue Ridge Asset Funding Corporation,  and Wachovia Bank N.A.,
individually and as Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

     1. The [Servicer,  on behalf of the] Borrower hereby certifies,  represents and warrants to the Agent and the Lenders that on and as of the  Borrowing  Date
(as hereinafter defined):

     (a) all  applicable  conditions  precedent  set forth in  Article VI of the
Credit Agreement have been satisfied;

     (b) each of its representations and warranties  contained in Section 5.1 of the Credit Agreement will be true and correct,  in all material respects,  as if made on and as of the Borrowing Date;

     (c) no event will have occurred and is continuing, or would result from the
requested   Advance,   that  constitutes  an  Amortization  Event  or  Unmatured
Amortization Event;

     (d) the Facility Termination Date has not occurred; and

                                                                        Page 194
                                                               Exhibit 10(i)A(4)

     (e) after  giving  effect to the Loans  comprising  the  Advance  requested below, the Aggregate Principal will not exceed the Borrowing Limit.

     2. The  [Servicer,  on behalf of the]  Borrower  hereby  requests that Blue
Ridge (or their respective Liquidity Banks) make an Advance on ___________, 20__
(the "Borrowing Date") as follows:

     (a) Aggregate Amount of Advance: $_____________

     (b) If the Advance is not funded by Blue Ridge, [Servicer on behalf of the]
Borrower requests that the Liquidity Banks make an Alternate Base Rate Loan that converts  into LIBO Rate Loan  with an  Interest  Period of _____  months on the third Business Day after the Borrowing Date).

     3. Please disburse the proceeds of the Loans as follows:

     [Apply $________ to payment of principal and interest of existing Loans due on the Borrowing  Date].  [Apply $______ to payment of fees due on the Borrowing
Date].  [Wire transfer $________ to account no. ________ at ___________ Bank, in
[city, state], ABA No. __________, Reference: ________].

     IN WITNESS  WHEREOF,  the [Servicer,  on behalf of the] Borrower has caused this  Borrowing  Request to be  executed  and  delivered  as of this ____ day of
___________, _____.

                               [National Service Industries, Inc., A GEORGIA
                               CORPORATION, AS SERVICER, on behalf of]
                               NSI FUNDING, INC., AS BORROWER

                               By:  _________________________________
                               Name:
                               Title:

                                                                        Page 195
                                                               Exhibit 10(i)A(4)

                                   EXHIBIT III

          PLACES OF BUSINESS OF THE LOAN PARTIES; LOCATIONS OF RECORDS;

                    FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)

Places of Business:

         1420 Peachtree Street
         Atlanta, Georgia  30309

Locations of Records:

         1420 Peachtree Street
         Atlanta, Georgia  30309

         One Lithonia Way
         Conyers, Georgia  30012

         Highway 41 North
         Emerson, Georgia  30137

         1310 Seaboard Industrial Blvd.
         Atlanta, Georgia  30318

Federal Employer Identification Number:

         NSI Georgia:               58-2227507
         NSI Enterprises:           77-0319365
         Borrower:                  58-2616706

Prior Borrower Legal Names, Borrower Trade and Assumed Names:  None

                                                                                               Page 196
                                                                                      Exhibit 10(i)A(4)

                                   EXHIBIT IV

           NAMES OF COLLECTION BANKS; LOCK-BOXES & COLLECTION ACCOUNTS

    LOCK-BOX                                 RELATED COLLECTION ACCOUNT
    --------                                 --------------------------

                             Name of Current Account Holder:  Enforcer Products, a division of NSI GA
P.O. Box 945786                              Account Number:  Lockbox #945786, DDA #13245324
Atlanta, GA                                       Bank Name:  Wachovia Bank of Georgia
30392-5786                                       ABA Number:  061000010
                                             Contact Person:  Shari Hall
                                              Contact's Tel:  404-332-5319
                                              Contact's Fax:  404-332-5016
----------------------------------------------- -------------------------------------------------------
                             Name of Current Account Holder:  Zep Chemicals, a division of NSI GA
                                             Account Number:  13021386
             n/a                                  Bank Name:  Wachovia Bank of Georgia
                                                 ABA Number:  061000010
                                             Contact Person:  Shari Hall
                                              Contact's Tel:  404-332-5319
                                              Contact's Fax:  404-332-5016
----------------------------------------------- -------------------------------------------------------
                             Name of Current Account Holder:  Zep Chemicals, a division of NSI GA
                                             Account Number:  18646071
                                                  Bank Name:  Wachovia Bank of Georgia
              n/a                                ABA Number:  061000010
                                             Contact Person:  Shari Hall
                                              Contact's Tel:  404-332-5319
                                              Contact's Fax:  404-332-5016
----------------------------------------------- -------------------------------------------------------
                             Name of Current Account Holder:  Lithonia Lighting, a division of NSI GA
P.O. Box 100863                              Account Number:  Lockbox #100863, DDA#3750249781
Atlanta, GA 30384                                 Bank Name:  Bank of America
                                                 ABA Number:  111000012
                                             Contact Person:  Debbie Hembree
                                              Contact's Tel:  404-607-2851
                                              Contact's Fax:  404-532-2943
----------------------------------------------- -------------------------------------------------------
                             Name of Current Account Holder:  Lithonia Lighting, a division of NSI
P.O. Box 360305                              Account Number:  DDA#1911121
Pittsburgh, PA 15251                              Bank Name:  Mellon Bank, Pittsburgh PA
                                                 ABA Number:  043000261
Dept. LA 21025                               Contact Person:  Patti Sostaric
Pasadena, CA 91185-1025                       Contact's Tel:  412-234-6626
                                              Contact's Fax:  412-209-6082

                                                                                               Page 197
                                                                                      Exhibit 10(i)A(4)

----------------------------------------------- -------------------------------------------------------
P.O. Box 530737              Name of Current Account Holder:  NSI Chemicals (Zep), a division of NSI, GA
Atlanta, GA 30353-0737                       Account Number:  0373309
                                                  Bank Name:  Mellon Bank, Pittsburgh PA
Dept. CH10697                                    ABA Number:  043000261
Palatine, IL 60055-0697                      Contact Person:  Patti Sostaric
                                              Contact's Tel:  412-234-6626
Dept. LA21294                                 Contact's Fax:  412-209-6082
Pasadena, CA 91185-1294

Dept. 0905
P.O. Box 120001
Dallas, TX 75312-0905

Box 382012
Pittsburgh, PA 15250-8012

Box 382156
Pittsburgh, PA 15250-8156

                                                                        Page 198
                                                               Exhibit 10(i)A(4)

                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To:  Wachovia Bank, N.A., as Agent

     This  Compliance  Certificate is furnished  pursuant to that certain Credit and  Security  Agreement  dated as of May 2, 2001  among NSI  Funding,  Inc.,  a
Delaware  corporation (the  "Borrower"),  National Service  Industries,  Inc., a
Georgia  corporation  (the  "Servicer"),  the Lenders party thereto and Wachovia
Bank, N.A., as agent for such Lenders (the "Agreement").

     THE UNDERSIGNED HEREBY CERTIFIES IN HIS OR HER  REPRESENTATIVE  CAPACITY ON
BEHALF OF PERFORMANCE GUARANTOR THAT:

     1. I am the duly elected _________________ of Borrower.

     2. I have  reviewed  the terms of the  Agreement  and I have made,  or have caused to be made under my supervision,  a detailed  review of the  transactions and  conditions  of  Performance  Guarantor  and  its  Subsidiaries  during  the accounting period covered by the attached financial statements.

     3. The examinations  described in paragraph 2 did not disclose,  and I have no knowledge of, the existence of any  condition or event which  constitutes  an
Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement,  during or at the end of the  accounting  period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 5 below].

     4. Schedule I attached  hereto sets forth  financial data and  computations evidencing the compliance with certain covenants of the Agreement,  all of which data and computations are true, complete and correct.

     [5. Described below are the exceptions,  if any, to paragraph 3 by listing, in detail,  the nature of the condition or event, the period during which it has existed and the action which  Performance  Guarantor  has taken,  is taking,  or
proposes   to  take   with   respect   to  each   such   condition   or   event:
--------------------]

                                                                        Page 199
                                                               Exhibit 10(i)A(4)

     The foregoing  certifications,  together with the computations set forth in
Schedule I hereto and the financial  statements  delivered with this Certificate in support  hereof,  are made and  delivered  by the  undersigned  in his or her representative  capacity  on  behalf  of the  Performance  Guarantor,  all as of
______________, 20__.

                  By:___________________________
                  Name:
                  Title:

                                                                        Page 200
                                                               Exhibit 10(i)A(4)

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

     A. Schedule of Compliance  as of  __________,  200_ with Section ___ of the
Agreement.  Unless otherwise  defined herein,  the terms used in this Compliance
Certificate have the meanings ascribed thereto in the Agreement.

     This schedule relates to the month ended: _______________

                                                                        Page 201
                                                               Exhibit 10(i)A(4)

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                          COLLECTION ACCOUNT AGREEMENT

                                                _____________, 2001

[Collection Bank Name]
[Collection Bank Address]

Attn:  ____________________
Fax No. (___) ______________

Re:  NSI Enterprises, Inc./National Service Industries, Inc./NSI Funding, Inc.

Ladies and Gentlemen:

     Reference  is hereby made to each of the  [departmental]  post office boxes listed on Schedule 1 hereto  (each,  a  "Lock-Box")  of which  [Collection  Bank
Name], a _________ banking  association  (hereinafter  "you"),  -------- --- has exclusive  control for the purpose of  receiving  mail and  processing  payments therefrom  pursuant to the [Lock-Box Service  Agreement] dated  _______________, originally by and between NSI Enterprises,  Inc., a California  corporation (the
"Company") and you (the "Service Agreement").

     1. You hereby  confirm your  agreement  to perform the  services  described therein.  Among the services you have agreed to perform  therein,  is to endorse all checks and other  evidences of payment  received in each of the  Lock-Boxes, and credit such payments to account no.  _____________ (the "Lock-Box Account").

     2. The Company hereby informs you that it has transferred to its affiliate,
National Service Industries,  Inc., a Georgia  corporation ("NSI Georgia"),  and
NSI Georgia has  transferred to itsn and to the items from time to time received in the Lock-Boxes and/or deposited in the Lock-Box Account, but that NSI Georgia and the Company have agreed to continue to service the  receivables  giving rise to such items. Accordingly, the Company, NSI Georgia and Borrower hereby request that the name of the Lock-Box Account be changed to "NSI Funding, Inc." Borrower hereby further  advises you that it has pledged the  receivables  giving rise to such items to a group of lenders for whom Wachovia Bank,  N.A. acts as agent (in such capacity,  the "Agent") and has granted a security interest to the Agent in all of Borrower's  right,  title and interest in and to the Lock-Box Account and the funds therein.

                                                                        Page 202
                                                               Exhibit 10(i)A(4)

     3.  Each of the  Company,  NSI  Georgia  and  Borrower  hereby  irrevocably instructs you, and you hereby agree,  that upon receiving  notice from the Agent in the form attached hereto as Annex A:

     (i) the name of the Lock-Box  Account  will be changed to  "Wachovia  Bank,
N.A.,  as  Agent"  (or any  designee  of the  Agent),  and the  Agent  will have exclusive  ownership of and access to the Lock-Boxes  and the Lock-Box  Account, and none of the Company,  NSI  Georgia,  Borrower,  nor any of their  respective affiliates  will have any control of the  Lock-Boxes or the Lock-Box  Account or any access  thereto,  (ii) you will  either  continue to send the funds from the
Lock-Boxes to the Lock-Box Account,  or will redirect the funds as the Agent may otherwise  request,  (iii) you will  transfer  monies on deposit in the Lock-Box
Account to the following account:

       Bank Name:                Wachovia Bank, N.A.
       Location:                 Winston-Salem, SC
       ABA Routing No.:          ABA # 053100494
       Credit Account No.:       For credit to Blue Ridge Asset Funding Account
                                 #8735-098787.
       Reference:  Blue Ridge/NSI Funding, Inc.
       Attention:  John Dillon, tel. (336) 732-2690

or to such  other  account as the Agent may  specify,  (iv) all  services  to be performed by you under the Service  Agreement will be performed on behalf of the
Agent, and (v) all correspondence or other mail which you have agreed to send to the Company,  NSI Georgia or Borrower will be sent to the Agent at the following address:

       Wachovia Bank, N.A., as Agent
       191 Peachtree Street
       Mail Stop GA-423
       Atlanta, GA  30303
       Attn:  Elizabeth K. Wagner, Asset-Backed Finance
       FAX:  (404) 332- 5152

Moreover, upon such notice, the Agent will have all rights and remedies given to the Company (and Borrower, as the Company's and NSI Georgia's ultimate assignee)
under the Service Agreement. The Company agrees, however, to continue to pay all fees and other assessments due thereunder at any time.

     4. You hereby  acknowledge that monies deposited in the Lock-Box Account or any other account established with you by the Agent for the purpose of receiving funds from the Lock-Boxes are subject to the liens of the Agent, and will not be subject to deduction, set-off, banker's lien or any other right you or any other party may have against the Company,  NSI Georgia or Borrower except that you may debit the Lock-Box Account for any items deposited  therein that are returned or

                                                                        Page 203
                                                               Exhibit 10(i)A(4)

otherwise  not  collected and for all charges,  fees,  commissions  and expenses incurred by you in providing  services  hereunder,  all in accordance  with your customary practices for the charge back of returned items and expenses.

     5. You will be  liable  only for  direct  damages  in the event you fail to exercise  ordinary care. You shall be deemed to have exercised  ordinary care if your action or failure to act is in conformity with general banking usages or is otherwise a commercially  reasonable practice of the banking industry. You shall not be liable for any special,  indirect or consequential  damages,  even if you have been advised of the possibility of these damages.

     6. The parties  acknowledge that you may assign or transfer your rights and obligations  hereunder  solely to a  wholly-owned  subsidiary of [insert name of
Collection Bank's holding company].

     7. Borrower  agrees to indemnify you for, and hold you harmless  from,  all claims,  damages,  losses,  liabilities  and expenses,  including legal fees and expenses,  resulting  from or with  respect  to this  letter  agreement  and the administration and maintenance of the Lock-Box Account and the services provided hereunder, including, without limitation: (a) any action taken, or not taken, by you in regard thereto in accordance with the terms of this letter agreement, (b)
the breach of any  representation  or warranty made by Borrower pursuant to this letter agreement,  (c) any item,  including,  without limitation,  any automated clearinghouse transaction, which is returned for any reason, and (d) any failure of Borrower to pay any invoice or charge to you for  services in respect to this letter  agreement  and the  Lock-Box  Account  or any  amount  owing to you from
Borrower with respect thereto or to the service provided hereunder.

     8. THIS  LETTER  AGREEMENT  AND THE RIGHTS AND  OBLIGATIONS  OF THE PARTIES
HEREUNDER WILL BE GOVERNED BY AND CONSTRUED AND  INTERPRETED IN ACCORDANCE  WITH
THE LAWS OF THE STATE OF  _________,  WHICH STATE SHALL BE YOUR  "LOCATION"  FOR
PURPOSES OF THE UNIFORM COMMERCIAL CODE FROM AND AFTER JULY 1, 2001. This letter agreement  may be  executed  in any  number  of  counterparts  and  all of  such counterparts  taken  together  will be  deemed  to  constitute  one and the same instrument.

     9. This letter agreement contains the entire agreement between the parties, and may not be altered, modified,  terminated or amended in any respect, nor may any right,  power or privilege  of any party  hereunder be waived or released or discharged,  except upon execution by all parties hereto of a written instrument so  providing.  In the event that any  provision in this letter  agreement is in conflict with, or is inconsistent  with, any provision of the Service Agreement, this letter agreement will exclusively govern and control.  Each party agrees to take all  actions  reasonably  requested  by any  other  party to carry  out the purposes of this letter  agreement or to preserve and protect the rights of each party hereunder.

                                                                        Page 204
                                                               Exhibit 10(i)A(4)

     Please  indicate  your  agreement to the terms of this letter  agreement by signing in the space provided below. This letter agreement will become effective immediately  upon  execution of a  counterpart  of this letter  agreement by all parties hereto.

                         Very truly yours,

                         NSI ENTERPRISES, INC., A CALIFORNIA CORPORATION

                         By:
                           -------------------------------------------------
                             Name:
                             Title:

                         NATIONAL SERVICE INDUSTRIES, INC., A GEORGIA CORPORATION

                         By:
                           -------------------------------------------------
                             Name:
                             Title:

                         NSI FUNDING, INC., A DELAWARE CORPORATION

                         By:
                           -------------------------------------------------
                             Name:
                             Title:

                                                                        Page 205
                                                               Exhibit 10(i)A(4)

Acknowledged and agreed to as of the
date first above written:

[COLLECTION BANK]

By:
     ------------------------------------------------
Name:
Title:

WACHOVIA BANK, N.A., AS AGENT

By:
     ------------------------------------------------
Name:
Title:

                                                                        Page 206
                                                               Exhibit 10(i)A(4)

                                                      ANNEX A
                                                  FORM OF NOTICE

                                           [On letterhead of the Agent]

                                                      [Date]

[Collection Bank Name]
[Collection Bank Address]

Attn:  ____________________
Fax No. (___) ______________

Re:  NSI Enterprises, Inc./National Service Industries, Inc./NSI Funding, Inc.

Ladies and Gentlemen:

     We hereby  notify you that we are  exercising  our rights  pursuant to that certain letter agreement dated ____________, 2001 (the "Letter Agreement") among
NSI Enterprises, Inc., National Service Industries, Inc., NSI Funding, Inc., you
and us, to have the name of, and to have  exclusive  ownership  and  control of, account  no.  __________  identified  in the  Letter  Agreement  (the  "Lock-Box
Account")  maintained  with you,  transferred  to us. The Lock-Box  Account will henceforth  be a  zero-balance  account,  and funds  deposited  in the  Lock-Box
Account  should  be  sent at the end of each  day to the  account  specified  in
Section  3(i)  of  the  Letter  Agreement,  or  as  otherwise  directed  by  the undersigned.  You have  further  agreed to perform  all other  services  you are performing under the "Service Agreement" (as defined in the Letter Agreement) on our behalf.

     We appreciate your cooperation in this matter.

                                            Very truly yours,

                                            WACHOVIA BANK, N.A., AS AGENT

                                            By:__________________________
                                                              Title:

                                                                        Page 207
                                                               Exhibit 10(i)A(4)>

                               SCHEDULE 1

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                                                                        Page 208
                                                               Exhibit 10(i)A(4)

                                  EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT (this "Assignment  Agreement") is entered into as of the ___  day of  ____________,  ____,  by and  between  _____________________
("Assignor") and __________________ ("Assignee").

                             PRELIMINARY STATEMENTS

     A. This Assignment  Agreement is being executed and delivered in accordance with Section  12.1(b) of that certain Credit and Security  Agreement dated as of
May 2,  2001 by and among NSI  Funding,  Inc.,  as  Borrower,  National  Service
Industries,  Inc., as Servicer,  Blue Ridge Asset Funding Corporation,  Wachovia
Bank,  N.A.,  as Agent,  and the  Liquidity  Banks party  thereto  (as  amended, modified or restated from time to time, the "Credit and Security Agreement") and that certain  Liquidity Asset Purchase  Agreement dated as of May 2, 2001 by and among Blue  Ridge,  the  Liquidity  Banks from time to time  party  thereto  and
Wachovia  Bank,  N.A.,  as Agent (as amended,  modified or restated from time to time,  the  "Liquidity  Agreement").  Capitalized  terms used and not  otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit and Security Agreement.

     B. Assignor is a Liquidity Bank party to the Credit and Security  Agreement and the  Liquidity  Agreement,  and Assignee  wishes to become a Liquidity  Bank thereunder; and

     C. Assignor is selling and assigning to Assignee an undivided ____________%
(the  "Transferred  Percentage")  interest  in  all  of  Assignor's  rights  and obligations  under  the  Transaction  Documents  and  the  Liquidity  Agreement,
including,  without  limitation,  Assignor's  Commitment,  Assignor's  Liquidity
Commitment and (if applicable) Assignor's Loans as set forth herein.

                                    AGREEMENT

     The parties hereto hereby agree as follows:

     1. The sale, transfer and assignment effected by this Assignment  Agreement shall become  effective  (the  "Effective  Date") two (2) Business Days (or such other date selected by the Agent in its sole  discretion)  following the date on which a notice  substantially  in the  form of  Schedule  II to this  Assignment
Agreement  ("Effective  Notice")  is  delivered  by the  Agent  to  Blue  Ridge,
Borrower,  Servicer,  Assignor and Assignee.  From and after the Effective Date,
Assignee  shall be a Liquidity  Bank party to the Credit and Security  Agreement for all  purposes  thereof as if  Assignee  were an original  party  thereto and
Assignee  agrees  to be  bound  by all of the  terms  and  provisions  contained therein.

     2. If Assignor has no outstanding  principal  under the Credit and Security
Agreement or the Liquidity  Agreement,  on the Effective Date, Assignor shall be deemed to have hereby  transferred and assigned to Assignee,  without  recourse,

                                                                        Page 209
                                                               Exhibit 10(i)A(4)

representation  or warranty  (except as provided in paragraph 6 below),  and the
Assignee shall be deemed to have hereby irrevocably taken,  received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and Liquidity
Commitment and all rights and obligations  associated  therewith under the terms of the Credit and Security  Agreement  and the Liquidity  Agreement,  including, without  limitation,  the  Transferred  Percentage of Assignor's  future funding obligations under the Credit and Security Agreement and the Liquidity Agreement.

     3. If Assignor has any outstanding  principal under the Credit and Security
Agreement  and  Liquidity  Agreement,  at or before  12:00  noon,  local time of
Assignor,  on the Effective Date Assignee shall pay to Assignor,  in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of
the  outstanding   principal  of  Assignor's  Loans  and,  without  duplication,
Assignor's  Percentage  Interests (as defined in the Liquidity  Agreement) (such amount, being hereinafter referred to as the "Assignee's  Principal");  (ii) all accrued but unpaid (whether or not then due) Interest attributable to Assignee's
Principal;  and (iii)  accruing  but unpaid  fees and other  costs and  expenses payable in respect of Assignee's  Principal for the period  commencing upon each date such unpaid amounts commence accruing,  to and including the Effective Date
(the "Assignee's Acquisition Cost"); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse,  representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby  irrevocably  taken,  received  and assumed  from  Assignor,  the
Transferred Percentage of Assignor's Commitment, Liquidity Commitment, Loans (if
applicable) and Percentage  Interests (if applicable) and all related rights and obligations  under  the  Transaction  Documents  and  the  Liquidity  Agreement,
including,  without limitation,  the Transferred Percentage of Assignor's future funding  obligations  under the Credit and Security  Agreement and the Liquidity
Agreement.

     4.  Concurrently  with the  execution  and delivery  hereof,  Assignor will provide to Assignee  copies of all  documents  requested by Assignee  which were delivered  to Assignor  pursuant  to the Credit and  Security  Agreement  or the
Liquidity Agreement.

     5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the  written  request  of any  other  party,  it will execute and deliver such further  documents  and do such further acts and things as such other party may  reasonably  request in order to effect the  purposes of this Assignment Agreement.

     6. By executing and  delivering  this  Assignment  Agreement,  Assignor and
Assignee confirm to and agree with each other, the Agent and the Liquidity Banks as  follows:  (a) other than the  representation  and  warranty  that it has not created  any  Adverse  Claim  upon any  interest  being  transferred  hereunder,
Assignor makes no representation or warranty and assumes no responsibility  with respect  to any  statements,  warranties  or  representations  made by any other
Person  in or in  connection  with  any  of  the  Transaction  Documents  or the
Liquidity  Agreement  or  the  execution,  legality,  validity,  enforceability,
genuineness,   sufficiency  or  value  of  Assignee,  the  Credit  and  Security
Agreement, the Liquidity Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of

                                                                        Page 210
                                                               Exhibit 10(i)A(4)

any Collateral;  (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, any Obligor, any Affiliate of Borrower or the  performance  or  observance  by Borrower,  any
Obligor, any Affiliate of Borrower of any of their respective  obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of each of the Transaction Documents and the Liquidity Agreement, and other documents and information as it has requested and deemed appropriate to make its own credit  analysis and decision to enter into this Assignment  Agreement;  (d)
Assignee will,  independently  and without reliance upon the Agent,  Blue Ridge,
Borrower or any other  Liquidity  Bank or Lender and based on such documents and information as it shall deem  appropriate at the time,  continue to make its own credit decisions in taking or not taking action under the Transaction  Documents and the Liquidity  Agreement;  (e) Assignee appoints and authorizes the Agent to take such  action as agent on its behalf and to exercise  such powers  under the
Transaction  Documents and the Liquidity Agreement as are delegated to the Agent by the terms  thereof,  together with such powers as are  reasonably  incidental thereto;  and (f) Assignee  agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Liquidity Agreement, the
Credit and Security Agreement and the other Transaction Documents,  are required to be performed by it as a Liquidity Bank or, when applicable, as a Lender.

     7. Each party hereto  represents  and warrants to and agrees with the Agent that it is aware of and  will  comply  with the  provisions  of the  Credit  and
Security  Agreement,  including,  without  limitation,  Sections  14.5  and 14.6 thereof.

     8.  Schedule  I hereto  sets forth the  revised  Commitment  and  Liquidity
Commitment of Assignor and the Commitment and Liquidity  Commitment of Assignee,
as well as administrative information with respect to Assignee.

     9. THIS  ASSIGNMENT  AGREEMENT  SHALL BE  GOVERNED  BY,  AND  CONSTRUED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     10. Assignee hereby  covenants and agrees that,  prior to the date which is one year and one day after the  payment in full of all senior  indebtedness  for borrowed money of Blue Ridge, it will not institute  against,  or join any other
Person  in  instituting  against,  Blue  Ridge any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Assignment
Agreement to be executed by their  respective  duly  authorized  officers of the date hereof.

                                            [ASSIGNOR]

                                            By:  _________________________
                                            Title:

                                                                        Page 211
                                                               Exhibit 10(i)A(4)

                                            [ASSIGNEE]

                                            By:  __________________________
                                            Title:

                                                                                                              Page 212
                                                                                                      Exhibit 10(i)A(4)

                                        SCHEDULE I TO ASSIGNMENT AGREEMENT

                                        LIST OF LENDING OFFICES, ADDRESSES
                                        FOR NOTICES AND COMMITMENT AMOUNTS

Date:  _____________, ______

Transferred Percentage:    ____________%

---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
                      A-1              A-2              B-1              B-2               C-1               C-2
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
Assignor           Commitment       Commitment      Outstanding     Ratable Share       Liquidity         Liquidity
                   (prior to      (after giving    principal (if    of Outstanding      Commitment       Commitment
                 giving effect    effect to the         any)          principal         (prior to       (after giving
                     to the         Assignment                                        giving effect     effect to the
                   Assignment       Agreement)                                            to the         Assignment
                   Agreement)                                                           Assignment       Agreement)
                                                                                        Agreement)
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------

---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
                      A-1              A-2              B-1              B-2               C-1               C-2
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------
Assignee           Commitment       Commitment      Outstanding     Ratable Share       Liquidity         Liquidity
                   (prior to      (after giving    principal (if    of Outstanding      Commitment       Commitment
                 giving effect    effect to the         any)          principal         (prior to       (after giving
                     to the         Assignment                                        giving effect     effect to the
                   Assignment       Agreement)                                            to the         Assignment
                   Agreement)                                                           Assignment       Agreement)
                                                                                        Agreement)
---------------- --------------- ----------------- --------------- ----------------- ----------------- ----------------

Address for Notices
-------------------

Attention:
Phone:
Fax:

                                                                        Page 213
                                                               Exhibit 10(i)A(4)

                       SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE

TO:      ________________________, Assignor

TO:      ________________________, Assignee

     The undersigned,  as Agent under the Credit and Security Agreement dated as of May 2, 2001 by and among NSI Funding,  Inc.,  as Borrower,  National  Service
Industries,  Inc., as Servicer,  Blue Ridge Asset Funding Corporation,  Wachovia
Bank, N.A., as Agent, and the Liquidity Banks party thereto, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of
____________,    2001   between    __________________,    as    Assignor,    and
__________________,  as Assignee. Terms defined in such Assignment Agreement are used herein as therein defined.

     1.  Pursuant  to such  Assignment  Agreement,  you  are  advised  that  the
Effective Date will be

     2. Each of the undersigned  hereby consents to the Assignment  Agreement as required by Section 12.1(b) of the Credit and Security Agreement.

     [3. Pursuant to such Assignment Agreement,  the Assignee is required to pay
$____________  to Assignor at or before  12:00 noon (local time of  Assignor) on the Effective Date in immediately available funds.]

                                            Very truly yours,

                                            WACHOVIA BANK, N.A., as Agent

                                            By: __________________________
                                            Title:_______________________

                                                                        Page 214
                                                               Exhibit 10(i)A(4)

                                            BLUE RIDGE ASSET FUNDING CORPORATION

                                            BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT

                                            By:  ____________________________
                                            Name:
                                            Title:

***[Borrower hereby consents to the foregoing assignment:

NSI Funding, Inc.

By:  ______________________________
         Name:
         Title:]****

                                                                                                         Page 215
                                                                                                Exhibit 10(i)A(4)

                                                   EXHIBIT VIII

                                              FORM OF MONTHLY REPORT

-----------------------------------------------------------------------------------------------------------------
                                            Monthly Receivables Report
                                               For the Month Ended:
                                                _____________, 20__
                                                     (Page 1)
-----------------------------------------------------------------------------------------------------------------

                                                        ($)
-----------------------------------------------------------------------------------------------------------------

I . Portfolio Information
-----------------------------------------------------------------------------------------------------------------
                           1. Beginning of Month Balance: (Total A/R Outstanding)
-----------------------------------------------------------------------------------------------------------------
                           2. Gross Sales (Domestic & Foreign):
-----------------------------------------------------------------------------------------------------------------
                           3. Deduct:
-----------------------------------------------------------------------------------------------------------------
                                                          a. Total Collections:
-----------------------------------------------------------------------------------------------------------------
                                                          b. Dilution
-----------------------------------------------------------------------------------------------------------------
                                                          c. Write Offs
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                           4.
-----------------------------------------------------------------------------------------------------------------
                              a. Calculated Ending A/R Balance [(1) + (2) - (3 a,b,c)+(3d)]:
-----------------------------------------------------------------------------------------------------------------
                              b. Reported Ending A/R Balance
-----------------------------------------------------------------------------------------------------------------
                              c. Difference (If any)
-----------------------------------------------------------------------------------------------------------------
                           5. Deduct:
-----------------------------------------------------------------------------------------------------------------
                                                          a. Defaulted Receivables
-----------------------------------------------------------------------------------------------------------------
                                                          b. Government
-----------------------------------------------------------------------------------------------------------------
                                                          c. Foreign
-----------------------------------------------------------------------------------------------------------------
                                                          d. Contra
-----------------------------------------------------------------------------------------------------------------
                                                          e. Bankrupt
-----------------------------------------------------------------------------------------------------------------
                                                          f. Ineligible Terms > 90 days (5% carve-out)
-----------------------------------------------------------------------------------------------------------------
                                                          g. Installment Contracts
-----------------------------------------------------------------------------------------------------------------
                                                          H. Total Ineligibles
-----------------------------------------------------------------------------------------------------------------
                           6. Eligible Receivables [(4 b) - (5.h.)]:
-----------------------------------------------------------------------------------------------------------------
                           7. Deduct: Excess Concentration:
-----------------------------------------------------------------------------------------------------------------
                           8. Net Pool Balance [(6) -(7)]:
-----------------------------------------------------------------------------------------------------------------
                           9.            Aging                       Current                   One Month
-----------------------------------------------------------------------------------------------------------------
                                       Schedule:                      Month               %      Prior
-----------------------------------------------------------------------------------------------------------------
                           a.            #REF!
-----------------------------------------------------------------------------------------------------------------
                           b.            #REF!
-----------------------------------------------------------------------------------------------------------------
                           c.            #REF!
-----------------------------------------------------------------------------------------------------------------
                           d.            #REF!
-----------------------------------------------------------------------------------------------------------------
                           e.            #REF!
-----------------------------------------------------------------------------------------------------------------
                           f.            #REF!
-----------------------------------------------------------------------------------------------------------------
                           h.     Total:
-----------------------------------------------------------------------------------------------------------------

                                                                                                         Page 216
                                                                                                Exhibit 10(i)A(4)

                                            Monthly Receivables Report
                                               For the Month Ended:
                                                _____________, 20__
                                                     (Page 2)
                                                         $

II. Calculations Reflecting Current Activity
-----------------------------------------------------------------------------------------------------------------
           10. Face Value CP Outstanding
-----------------------------------------------------------------------------------------------------------------
           11. Required Reserve %
-----------------------------------------------------------------------------------------------------------------
           12. Required Reserve [(8) x (11)]:
-----------------------------------------------------------------------------------------------------------------

III. Compliance
-----------------------------------------------------------------------------------------------------------------
           13. Asset Interest [(10) + (12) / (8)] ‹ 100% :
-----------------------------------------------------------------------------------------------------------------
           14. 3M Avg. Delinquency Ratio
-----------------------------------------------------------------------------------------------------------------
           15. 3M Avg. Default Ratio
-----------------------------------------------------------------------------------------------------------------
           16. 3M Avg. Dilution Ratio
-----------------------------------------------------------------------------------------------------------------
           17. Facility Limit [(12)‹= $xxxx
-----------------------------------------------------------------------------------------------------------------

                                                                                                         Page 217
                                                                                                Exhibit 10(i)A(4)

                                            Monthly Receivables Report
                                               For the Month Ended:
                                                _____________, 20__
                                                     (Page 3)
                                                         $
         IV. Excess Concentration: (Calculation)
-----------------------------------------------------------------------------------------------------------------
                             Eligible
                             Receivables
-----------------------------------------------------------------------------------------------------------------
                                Allowable      Max.             Credit
                                ----------     -----            -------
                                Percentage     Allowable        Rating
                                ----------     ----------       ------
                                               Balance)
                                               --------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                  Largest        Short-Term    Allowable     Total    Allowable         Excess
                                 Obligors       Debt Rating   Percentage  Receivables Receivables    Receivables
-----------------------------------------------------------------------------------------------------------------
                           1
-----------------------------------------------------------------------------------------------------------------
                           2
-----------------------------------------------------------------------------------------------------------------
                           3
-----------------------------------------------------------------------------------------------------------------
                           4
-----------------------------------------------------------------------------------------------------------------
                           5
-----------------------------------------------------------------------------------------------------------------
                           6
-----------------------------------------------------------------------------------------------------------------
                           7
-----------------------------------------------------------------------------------------------------------------
                           8
-----------------------------------------------------------------------------------------------------------------
                           9
-----------------------------------------------------------------------------------------------------------------
                          10
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                             Total                                                 $0         $0           $0
-----------------------------------------------------------------------------------------------------------------
The  undersigned  hereby  represents  and warrants  that the  foregoing is a true and  accurate  accounting  in all material respects with respect to outstanding  Receivables as of  ______________  (the "Report Date") in accordance with the Credit and Security  Agreement dated as of May 2, 2001 (it being understood that any error,  inaccuracy or omission in the foregoing that, when corrected,  reveals that the Aggregate  Principal exceeded the Borrowing Limit as of the Report Date shall  constitute a material  error or inaccuracy  herein) and that all  representations  and warranties related to such Agreement are restated and reaffirmed.

Signed:  ____________________________                         Date:  ______________________________
Name:
Title:
-----------------------------------------------------------------------------------------------------------------

                                                                        Page 218
                                                               Exhibit 10(i)A(4)

                              EXHIBIT IX [FORM OF]
                            PERFORMANCE UNDERTAKING

     This Performance Undertaking (this "Undertaking"), dated as of May 2, 2001, is executed by National Service  Industries,  Inc., a Delaware  corporation (the
"Performance  Guarantor") in favor of NSI Funding,  Inc., a Delaware corporation
(together with its successors and assigns, "Recipient").

                                    RECITALS

1.   NSI Enterprises,  Inc., a California  corporation ("NSI Enterprises"),  and
     National Service  Industries,  Inc., a Georgia  corporation  ("NSI Georgia"
     and,  together with NSI Enterprises,  the  "Originators")  are parties to a
     Receivables Sale Agreement,  dated as of May 2, 2001 (as amended,  restated
     or otherwise  modified from time to time, the "First-Step Sale Agreement"), pursuant  to which NSI  Enterprises,  subject  to the terms and  conditions contained  therein,  plans to sell its  right,  title and  interest  in its accounts receivable and certain related assets to NSI Georgia.

2.   NSI  Georgia  and  Recipient   are  parties  to  a  Receivables   Sale  and
     Contribution  Agreement,  dated as of May 2, 2001 (as amended,  restated or otherwise modified from time to time, the "Sale and Contribution Agreement"
     and, together with the First-Step Sale Agreement,  the "Sale  Agreements"),
     pursuant  to  which  NSI  Georgia,  subject  to the  terms  and  conditions contained  therein,  plans  to sell or  contribute  its  right,  title  and interest in certain of its accounts  receivable and certain  related assets
     (including  NSI Georgia's  rights under the First-Step  Sale  Agreement) to
     Recipient.

3.   Recipient  intends to finance its purchases under the Sale and Contribution
     Agreement in part by borrowing under a Credit and Security  Agreement dated as of May 2, 2001 (as the same may from time to time  hereafter be amended, supplemented,  restated or  otherwise  modified,  the "Credit and  Security
     Agreement" and, together with the Sale Agreements,  the "Agreements") among
     Recipient,  as Borrower, NSI Georgia, as initial Servicer, Blue Ridge Asset
     Funding   Corporation  ("Blue  Ridge"),   the  banks  and  other  financial
     institutions from time to time party thereto as "Liquidity Banks" (together with Blue Ridge,  the "Lenders")  and Wachovia Bank,  N.A. or any successor agent appointed pursuant to the terms of the Credit and Security Agreement, as agent for the Lenders (in such capacity, the "Agent").

4.   Performance  Guarantor  owns,  directly or indirectly,  one hundred percent
     (100%) of the capital stock of each of the Originators  and Recipient,  and each  of  the  Originators  (and  accordingly,  Performance  Guarantor)  is expected to receive  substantial  direct and indirect  benefits  from their sales and/or  contributions of receivables  pursuant to the Sale Agreements
     (which benefits are hereby acknowledged).

5.   As an inducement for Recipient to acquire Originators'  accounts receivable pursuant  to the Sale  Agreements,  Performance  Guarantor  has  agreed  to guaranty (a) the due and punctual  performance  by NSI  Enterprises  of its

                                                                        Page 219
                                                               Exhibit 10(i)A(4)

     obligations  under the First-Step Sale Agreement,  (b) the due and punctual
     performance  by  NSI  Georgia  of  its  obligations   under  the  Sale  and
     Contribution  Agreement,  and (c) the due and punctual  performance  by NSI
     Georgia of its servicing  duties,  and NSI Enterprises of its sub-servicing duties, under the Credit and Security Agreement.

6.   Performance  Guarantor wishes to guaranty the due and punctual  performance by NSI Enterprises and NSI Georgia of the aforesaid obligations as provided herein.

                                    AGREEMENT

     NOW, THEREFORE, Performance Guarantor hereby agrees as follows:

     Section  1.  Definitions.  Capitalized  terms used  herein and not  defined herein shall the respective  meanings  assigned  thereto in the  Agreements.  In addition:

     "Guaranteed   Obligations"   means,   collectively,   (a)  all   covenants,
agreements,  terms,  conditions and  indemnities to be performed and observed by
(i) NSI  Enterprises as seller under the  First-Step  Sale Agreement or (ii) NSI
Georgia as seller and  contributor  under the Sale and  Contribution  Agreement, including,  without  limitation,  in each of the  foregoing  cases,  the due and punctual  payment  of all sums  which are or may  become due and owing by either such Originator in its capacity as a seller or seller and contributor  under the
Sale Agreements,  whether for fees,  expenses  (including  actual and reasonable counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason, and (b) all Servicing-Related Obligations.

     "Servicing  Related  Obligations" means all covenants,  agreements,  terms, conditions  and  indemnities  to be performed and observed by (i) NSI Georgia in its capacity as Servicer  under the Credit and Security  Agreement,  and/or (ii)
NSI  Enterprises  in its  capacity as a  sub-servicing  delegate of the Servicer under the Credit and Security Agreement.

     Section 2. Guaranty of Performance of Guaranteed  Obligations.  Performance
Guarantor  hereby  guarantees  to Recipient,  the full and punctual  payment and performance by each Originator of its respective  Guaranteed  Obligations.  This
Undertaking is an absolute,  unconditional  and continuing  guaranty of the full and punctual performance of all Guaranteed  Obligations of each Originator under the  Agreements  and each  other  document  executed  and  delivered  by  either
Originator  pursuant to the  Agreements  and is in no way  conditioned  upon any requirement  that Recipient first attempt to collect any amounts owing by either
Originator to Recipient, the Agent or Blue Ridge from any other Person or resort to any collateral security,  any balance of any deposit account or credit on the books of Recipient, the Agent or Blue Ridge in favor of either Originator or any other  Person or other means of  obtaining  payment.  Should  either  Originator default in the  payment or  performance  of any of its  Guaranteed  Obligations,
Recipient (or its assigns) may cause the immediate  performance  by  Performance
Guarantor  of the  Guaranteed  Obligations  and  cause  any  payment  Guaranteed
Obligations  to become  forthwith due and payable to Recipient (or its assigns), without  demand  or notice  of any  nature  (other  than as  expressly  provided

                                                                        Page 220
                                                               Exhibit 10(i)A(4)

herein),  all of which are hereby  expressly  waived by  Performance  Guarantor.
Notwithstanding  the  foregoing,  this  Undertaking  is not a  guarantee  of the payment or collection of any of the  Receivables or the Loans,  and  Performance
Guarantor shall not be responsible for any Guaranteed  Obligations to the extent the failure to perform such Guaranteed  Obligations by either Originator results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of  creditworthiness  of the related Obligor;  provided that nothing herein
shall  relieve  either   Originator  from  performing  in  full  its  Guaranteed
Obligations  under the  Agreements or Performance  Guarantor of its  undertaking hereunder with respect to the full performance of such duties.

     Section 3. Performance  Guarantor's Further Agreements to Pay.  Performance
Guarantor  further agrees, as the principal obligor and not as a guarantor only, to  pay  to  Recipient  (and  its  assigns),  forthwith  upon  demand  in  funds immediately available to Recipient, all reasonable costs and expenses (including court costs and  reasonable  legal  expenses)  actually  incurred or expended by
Recipient in connection with  enforcement of the Guaranteed  Obligations  and/or this  Undertaking,  together  with  interest on amounts not paid by  Performance
Guarantor  under this  Undertaking  within two Business  Days after such amounts become due until payment,  at a rate of interest (computed for the actual number of days  elapsed  based on a 360 day year)  equal to the Prime  Rate plus 2% per annum, such rate of interest changing when and as the Prime Rate changes.

     Section 4. Waivers by Performance  Guarantor.  Performance Guarantor waives notice of acceptance of this Undertaking,  notice of any action taken or omitted by  Recipient  (or  its  assigns)  in  reliance  on  this  Undertaking,  and any requirement  that  Recipient  (or its  assigns)  be diligent or prompt in making demands  under  this  Undertaking,  giving  notice  of  any  Termination  Event,
Amortization  Event, other default or omission by either Originator or asserting any other  rights of Recipient  under this  Undertaking.  Performance  Guarantor warrants  that it has  adequate  means to  obtain  from  each  Originator,  on a continuing  basis,  information  concerning  the  financial  condition  of  such
Originator, and that it is not relying on Recipient to provide such information, now or in the future. Performance Guarantor also irrevocably waives all defenses
(i) that at any time may be available in respect of the  Guaranteed  Obligations by virtue of any statute of  limitations,  valuation,  stay,  moratorium  law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship,  including  impairment of  collateral.  Recipient  (and its assigns)
shall be at  liberty,  without  giving  notice  to or  obtaining  the  assent of
Performance  Guarantor  and  without  relieving  Performance  Guarantor  of  any liability  under this  Undertaking,  to deal with each  Originator and with each other party who now is or after the date hereof becomes liable in any manner for any of the  Guaranteed  Obligations,  in such  manner as  Recipient  in its sole discretion  deems fit,  and to this end  Performance  Guarantor  agrees that the validity and enforceability of this Undertaking,  including without  limitation, the provisions of Section 7 hereof,  shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement  relating  thereto at any time;  (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto,  or any collateral  securing the  Guaranteed  Obligations  or any part thereof;  (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with

                                                                        Page 221
                                                               Exhibit 10(i)A(4)

respect to the  Guaranteed  Obligations  or any part  thereof  or any  agreement relating thereto; (d) any release, surrender,  compromise,  settlement,  waiver, subordination  or  modification,  with or  without  consideration,  of any other obligation of any person or entity with respect to the Guaranteed Obligations or any  part  thereof;  (e)  the  enforceability  or  validity  of  the  Guaranteed
Obligations or any part thereof or the genuineness,  enforceability  or validity of any agreement relating thereto or with respect to the Guaranteed  Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment  obligations of either Originator or any part thereof or amounts which are not covered by this  Undertaking  even though Recipient (or its assigns)  might  lawfully have elected to apply such payments to any part or all of the payment  obligations  of such  Originator or to amounts which are not covered by this  Undertaking;  (g) the  existence of any claim,  setoff or other rights  which  Performance  Guarantor  may  have  at  any  time  against  either
Originator  in  connection  herewith  or  any  unrelated  transaction;  (h)  any assignment or transfer of the Guaranteed Obligations or any part thereof; or (i)
any failure on the part of either  Originator to perform or comply with any term of the  Agreements or any other  document  executed in  connection  therewith or delivered  thereunder,  all whether or not Performance  Guarantor shall have had notice or knowledge of any act or omission  referred to in the foregoing clauses
(a) through (i) of this Section 4.

     Section 5. Unenforceability of Guaranteed  Obligations Against Originators.
Notwithstanding  (a) any change of ownership of Performance  Guarantor or either
Originator or the insolvency, bankruptcy or any other change in the legal status of either  Originator;  (b) the change in or the imposition of any law,  decree, regulation or other governmental act which does or might impair, delay or in any way  affect  the  validity,  enforceability  or  the  payment  when  due  of the
Guaranteed  Obligations  (unless the same shall be applicable to the Performance
Guarantor);  (c) the failure of either  Originator or  Performance  Guarantor to maintain in full force,  validity or effect or to obtain or renew when  required
all  governmental  and  other  approvals,   licenses  or  consents  required  in
connection with the Guaranteed  Obligations or this Undertaking,  or to take any other action  required in connection  with the  performance  of all  obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed  Obligations  have become  irrecoverable  from either  Originator  for any other reason other than final payment in full of the payment  obligations  in accordance  with their terms or lawful setoff of claims against  the  Purchasers,  this  Undertaking  shall  nevertheless  be binding on
Performance  Guarantor.  This  Undertaking  shall be in  addition  to any  other guaranty or other security for the Guaranteed  Obligations,  and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security.
In the event that  acceleration of the time for payment of any of the Guaranteed
Obligations  is stayed upon the  insolvency,  bankruptcy  or  reorganization  of either Originator or for any other reason with respect to either Originator, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the  Agreements,  or any other  agreement  evidencing,  securing or otherwise  executed in  connection  with the  Guaranteed  Obligations,  shall be immediately due and payable by Performance Guarantor.

     Section 6.  Representations  and Warranties.  Performance  Guarantor hereby represents  and  warrants  to  Recipient  and its assigns  that (a)  Performance

                                                                        Page 222
                                                               Exhibit 10(i)A(4)

Guarantor is a corporation duly organized, validly existing and in good standing under  the  laws of  Delaware  and has all  corporate  powers  and all  material governmental licenses, authorizations,  consents and approvals required to carry on its  business  as now  conducted,  and (b) this  Undertaking  has  been  duly executed and  delivered by  Performance  Guarantor and  constitutes  its legally valid and binding  obligation,  enforceable  against  Performance  Guarantor  in accordance with its terms, provided that the enforceability hereof is subject to general  principles  of equity and to  bankruptcy,  insolvency  and similar laws affecting  the  enforcement  of  creditors'  rights  generally  and  by  general equitable principles.

     Section 7. Subrogation.  Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full Performance Guarantor:
(a) will not enforce or otherwise  exercise any right of  subrogation  to any of the rights of Recipient, the Agent or Blue Ridge against either Originator,  (b)
hereby waives all rights of subrogation (whether contractual,  under Section 509 of the United States  Bankruptcy  Code, at law or in equity or otherwise) to the claims of Recipient,  the Agent and Blue Ridge against either Originator and all
contractual,   statutory   or  legal  or  equitable   rights  of   contribution,
reimbursement,  indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy Code) which Performance  Guarantor might now have or hereafter  acquire  against  either  Originator  that arise from the existence or performance of Performance Guarantor's  obligations hereunder,  (c)
will not claim any setoff,  recoupment or counterclaim against either Originator in respect of any liability of Performance  Guarantor to such Originator and (d)
waives any benefit of and any right to participate  in any  collateral  security which may be held by Beneficiaries, the Agent or Blue Ridge.

     Section 8. Termination of Performance Undertaking.  Performance Guarantor's
obligations  hereunder  shall  continue  in full  force  and  effect  until  all
Obligations  are finally paid and  satisfied in full and the Credit and Security
Agreement is  terminated,  provided that this  Undertaking  shall continue to be effective or shall be reinstated,  as the case may be, if at any time payment or other  satisfaction  of any of the  Guaranteed  Obligations is rescinded or must
otherwise  be  restored  or  returned  upon  the  bankruptcy,   insolvency,   or
reorganization of either Originator or otherwise, as though such payment had not been made or other  satisfaction  occurred,  whether  or not  Recipient  (or its assigns) is in possession of this  Undertaking.  No invalidity,  irregularity or unenforceability  by reason of the federal  bankruptcy code or any insolvency or other  similar  law,  or any law or order of any  government  or agency  thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair,  affect, be a defense to or claim against the obligations of Performance
Guarantor under this Undertaking.

     Section 9. Effect of Bankruptcy. This Performance Undertaking shall survive the  insolvency  of  either  Originator  and  the  commencement  of any  case or proceeding by or against either Originator under the federal  bankruptcy code or
other   federal,   state  or  other   applicable   bankruptcy,   insolvency   or
reorganization  statutes.  No automatic stay under the federal  bankruptcy  code with respect to either  Originator or other federal,  state or other  applicable bankruptcy,  insolvency or reorganization statutes to which either Originator is subject shall  postpone the  obligations  of  Performance  Guarantor  under this
Undertaking.

                                                                        Page 223
                                                               Exhibit 10(i)A(4)

     Section 10. Setoff.  Regardless of the other means of obtaining  payment of any of the  Guaranteed  Obligations,  Recipient  (and  its  assigns)  is  hereby authorized  at any  time and  from  time to time  during  the  existence  of any
Amortization  Event,  without notice to  Performance  Guarantor (any such notice being  expressly  waived by  Performance  Guarantor)  and to the fullest  extent permitted  by law, to set off and apply any  deposits and other sums against the obligations of Performance  Guarantor under this  Undertaking  then past due for more than two Business Days.

     Section  11.  Taxes.  All  payments  to be  made by  Performance  Guarantor hereunder  shall be made free and clear of any deduction or withholding  (except for taxes excluded under Section 10.1 of the Credit and Security Agreement).  If
Performance Guarantor is required by law to make any deduction or withholding on account  of any  Taxes or  otherwise  from any such  payment  (except  for taxes excluded under Section 10.1 of the Credit and Security  Agreement),  the sum due
from it in respect of such payment shall be increased to the extent necessary to ensure  that,  after the  making of such  deduction  or  withholding,  Recipient receive  a net sum  equal to the sum  which  they  would  have  received  had no deduction or withholding been made.

     Section 12. Further Assurances.  Performance  Guarantor agrees that it will from  time to time,  at the  request  of  Recipient  (or its  assigns),  provide information  relating to the  business and affairs of  Performance  Guarantor as
Recipient may reasonably request.

     Section 13. Successors and Assigns.  This Performance  Undertaking shall be binding upon Performance  Guarantor,  its successors and permitted assigns,  and shall inure to the benefit of and be enforceable by Recipient and its successors and  assigns.  Without  limiting  the  generality  of  the  foregoing  sentence,
Recipient may pledge or assign, and hereby notifies  Performance  Guarantor that it has pledged and assigned,  this Performance Undertaking to the Agent, for the benefit  of the  Lenders,  as  security  for the  Obligations,  and  Performance
Guarantor  hereby  acknowledges  that the Agent  may  enforce  this  Performance
Undertaking,  on behalf of Recipient  and the  Lenders,  with the same force and effect as though  the Agent  were the  Recipient  hereunder.  Subject to Section
7.1(c)(ii) of the Credit and Security Agreement,  Performance  Guarantor may not
assign or transfer any of its  obligations  hereunder  without the prior written consent of each of Recipient and the Agent.

     Section 14. Amendments and Waivers. No amendment or waiver of any provision of this  Undertaking  nor  consent to any  departure  by  Performance  Guarantor therefrom  shall be effective  unless the same shall be in writing and signed by
Recipient,  the Agent  and  Performance  Guarantor.  No  failure  on the part of
Recipient to exercise,  and no delay in exercising,  any right  hereunder  shall operate as a waiver  thereof;  nor shall any single or partial  exercise  of any right hereunder  preclude any other or further  exercise thereof or the exercise of any other right.

     Section 15.  Notices.  All notices and other  communications  provided  for hereunder  shall be made in writing and shall be  addressed  as  follows:  if to
Performance  Guarantor,  at the address set forth beneath its signature  hereto,

                                                                        Page 224
                                                               Exhibit 10(i)A(4)

and if to  Recipient,  at the  addresses  set forth beneath its signature to the
Credit and Security Agreement, or at such other addresses as each of Performance
Guarantor or any  Recipient  may  designate  in writing to the other.  Each such notice or other communication shall be effective (a) if given by telecopy,  upon the receipt thereof, (b) if given by mail, five (5) Business Days after the time such  communication is deposited in the mail with first class postage prepaid or
(c) if given by any other means,  when received at the address specified in this
Section 15.

     Section  16.  GOVERNING  LAW.  THIS  UNDERTAKING   SHALL  BE  CONSTRUED  IN
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF
GEORGIA.

     Section 17. CONSENT TO  JURISDICTION.  TO THE FULLEST  EXTENT  PERMITTED BY
APPLICABLE  LAW:  (A)  EACH  OF  PERFORMANCE   GUARANTOR  AND  RECIPIENT  HEREBY
IRREVOCABLY  SUBMITS TO THE  NON-EXCLUSIVE  JURISDICTION  OF ANY  UNITED  STATES
FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON  COUNTY,  GEORGIA IN ANY ACTION
OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING,  THE AGREEMENTS OR
ANY OTHER DOCUMENT EXECUTED IN CONNECTION  THEREWITH OR DELIVERED THEREUNDER AND
(B) EACH OF PERFORMANCE  GUARANTOR AND RECIPIENT HEREBY  IRREVOCABLY AGREES THAT
ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING  MAY BE HEARD AND  DETERMINED
IN ANY SUCH COURT AND  IRREVOCABLY  WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER
HAVE AS TO THE VENUE OF ANY SUCH SUIT,  ACTION OR  PROCEEDING  BROUGHT IN SUCH A
COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

     Section  18.  WAIVER OF JURY  TRIAL.  TO THE MAXIMUM  EXTENT  PERMITTED  BY
APPLICABLE LAW, EACH OF PERFORMANCE  GUARANTOR AND RECIPIENT HEREBY WAIVES TRIAL
BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER
(WHETHER  SOUNDING IN TORT,  CONTRACT OR  OTHERWISE)  IN ANY WAY ARISING OUT OF,
RELATED TO, OR CONNECTED  WITH THIS  UNDERTAKING,  THE  AGREEMENTS  OR ANY OTHER
DOCUMENT  EXECUTED  IN  CONNECTION  THEREWITH  OR  DELIVERED  THEREUNDER  OR THE
RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER

     Section 19. Bankruptcy Petition. Performance Guarantor hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all  outstanding  senior  indebtedness  owed by Blue Ridge,  it will not institute against, or join any other Person in instituting  against,  Blue Ridge
any   bankruptcy,   reorganization,   arrangement,   insolvency  or  liquidation
proceedings or other similar  proceeding  under the laws of the United States or any state of the United States.

     Section  20.  Miscellaneous.   This  Undertaking   constitutes  the  entire
agreement of Performance Guarantor with respect to the matters set forth herein.
The rights and remedies  herein provided are cumulative and not exclusive of any

                                                                        Page 225
                                                               Exhibit 10(i)A(4)

remedies  provided by law or any other agreement,  and this Undertaking shall be in  addition  to any other  guaranty of or  collateral  security  for any of the
Guaranteed Obligations. The provisions of this Undertaking are severable, and in any action or  proceeding  involving  any state  corporate  law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors  generally,  if the obligations of Performance  Guarantor hereunder would otherwise be held or determined to be avoidable,  invalid or unenforceable on  account  of the  amount of  Performance  Guarantor's  liability  under  this
Undertaking,  then,  notwithstanding  any other provision of this Undertaking to the contrary,  the amount of such liability shall, without any further action by
Performance Guarantor or Recipient,  be automatically limited and reduced to the highest  amount that is valid and  enforceable  as  determined in such action or
proceeding.   Any  provisions  of  this  Undertaking  which  are  prohibited  or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.  Unless otherwise specified,  references herein to "Section"
shall mean a reference to sections of this Undertaking.

                            {signature page follows}

                                                                        Page 226
                                                               Exhibit 10(i)A(4)

     IN WITNESS WHEREOF, Performance Guarantor has caused this Undertaking to be executed and delivered as of the date first above written.

                         National Service Industries, Inc., A DELAWARE CORPORATION

                         By: ______________________________
                         Name: ____________________________
                         Title: _____________________________

                         Address for Notices:

                         NSI Center
                         1420 Peachtree Street, N.E.
                         Atlanta, Georgia 30309
                         Attention: Treasurer
                         Telecopier: 404-853-1330
                         Telephone: 404-853-1368

                                                                        Page 227
                                                               Exhibit 10(i)A(4)

                                   SCHEDULE A

                         COMMITMENTS OF LIQUIDITY BANKS

--------------------------------------------------------------------------------
     LIQUIDITY BANK                                          COMMITMENT
    --------------                                          ----------
   Wachovia Bank, N.A.                                       $150,000,000

                                                                        Page 228
                                                               Exhibit 10(i)A(4)

                                   SCHEDULE B
                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                       ON OR PRIOR TO THE INITIAL PURCHASE

     1. Executed copies of the First-Step  Sale Agreement,  duly executed by NSI
Enterprises  and NSI  Georgia,  together  with all  closing  documents  required thereunder.

     2. Executed copies of the Receivables Sale Agreement,  duly executed by NSI
Georgia and Borrower, together with all closing documents required thereunder.

     3. Executed copies of the Credit and Security  Agreement,  duly executed by the parties thereto.

     4. Copy of the Resolutions of the Board of Directors of each Loan Party and
Performance  Guarantor  certified by its  Secretary  authorizing  such  Person's execution, delivery and performance of this Agreement and the other documents to be delivered by it hereunder.

     5.  Articles  or  Certificate  of  Incorporation  of each  Loan  Party  and
Performance Guarantor certified by the Secretary of State of its jurisdiction of incorporation on or within thirty (30) days prior to the initial Advance.

     6. Good Standing Certificate for each Loan Party and Performance  Guarantor issued  by the  Secretaries  of State of its  state  of  incorporation  and each jurisdiction where it has material operations, each of which is listed below:

          a.   Borrower: Delaware and Georgia

          b.   Servicer: Georgia

          c.   Performance Guarantor: Delaware and Georgia

          d.   NSI Enterprises: California and Georgia

     7. A  certificate  of the  Secretary  of each Loan  Party  and  Performance
Guarantor  certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other  documents to be delivered by it hereunder and (ii) a copy of such Person's By-Laws.

     8.  Pre-filing  state  and  federal  tax lien,  judgment  lien and UCC lien searches against each Loan Party from the following jurisdictions:

          a.   Borrower:   Fulton   County,   GA  and  Georgia   Superior  Court
               Cooperative Authority

                                                                        Page 229
                                                               Exhibit 10(i)A(4)

          b.   Servicer:   Fulton   County,   GA  and  Georgia   Superior  Court
               Cooperative Authority

     9. Proper financing  statements,  duly filed under the UCC on or before the date of the initial Advance in all  jurisdictions as may be necessary or, in the opinion of the Agent, desirable,  under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership  interests  contemplated by this Agreement.

     10.  Copies of proper UCC  termination  statements,  if any,  necessary  to
release  all  security   interests  and  other  rights  of  any  Person  in  the
Receivables, Contracts or Related Security previously granted by Borrower.

     11. Executed copies of Collection  Account Agreements for each Lock-Box and
Collection Account.

     12.  A  favorable  opinion  of  legal  counsel  for the  Loan  Parties  and
Performance  Guarantor  reasonably  acceptable to the Agent which  addresses the following matters and such other matters as the Agent may reasonably request:

     (a) Each of the Loan Parties and  Performance  Guarantor  is a  corporation duly  organized,  validly  existing,  and in good standing under the laws of the state of ______________.

     (b) Each of the Loan Parties and  Performance  Guarantor  has all requisite authority to conduct its business in each  jurisdiction  where  failure to be so qualified would have a material adverse effect on such entity's business.

     (c) The execution and delivery by each of the Loan Parties and  Performance
Guarantor of the Transaction Document to which it is a party and its performance of its  obligations  thereunder  have  been  duly  authorized  by all  necessary organizational action and proceedings on the part of such entity and will not:

     (i)  require  any  action  by  or  in  respect  of,  or  filing  with,  any governmental  body,  agency or official  (other than the filing of UCC financing statements);

     (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of  incorporation  or bylaws or of any agreement,  judgment,  injunction,  order,  decree or other instrument binding upon such entity; or

     (iii) result in the creation or  imposition  of any Adverse Claim on assets of  such  entity  or any of its  Subsidiaries  (except  as  contemplated  by the
Transaction Documents).

     (d) Each of the Transaction Documents to which each of the Loan Parties and
Performance  Guarantor is a party has been duly  executed and  delivered by such entity and constitutes the legally valid, and binding  obligation of such entity enforceable in accordance  with its terms,  except to the extent the enforcement thereof may be limited by  bankruptcy,  insolvency or similar laws affecting the

                                                                        Page 230
                                                               Exhibit 10(i)A(4)

enforcement of creditors'  rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

     (e) The  provisions  of the Credit and Security  Agreement are effective to create valid  security  interests in favor of the Agent,  for the benefit of the
Secured Parties,  in all of Borrower's  right,  title and interest in and to the
Receivables and Related Security described therein which constitute  "accounts,"
"chattel  paper"  or  "general   intangibles"  (each  as  defined  in  the  UCC)
(collectively,  the  "Opinion  Collateral"),  as security for the payment of the
Obligations.

     (f) Each of the UCC-1 Financing  Statements naming Borrower as debtor,  and
Agent, as secured party,  to be filed in the [describe  filing  offices],  is in appropriate  form for  filing  therein.  Upon  filing  of such  UCC-1  Financing
Statements in such filing  offices and payment of the required  filing fees, the security interest in favor of the Agent, for the benefit of the Secured Parties, in the Opinion Collateral will be perfected.

     (g) Based solely on our review of the  [describe UCC Search  Reports],  and assuming (i) the filing of the Financing  Statements and payment of the required filing  fees in  accordance  with  paragraph  (f) and  (ii) the  absence  of any intervening filings between the date and time of the Search Reports and the date and time of the filing of the Financing Statements, the security interest of the
Agent in the Opinion Collateral is prior to any security interest granted in the
Opinion  Collateral by Borrower,  the priority of which is determined  solely by the filing of a financing statement in the [describe filing offices].

     (h) Neither of the Loan  Parties is a "holding  company"  or a  "subsidiary holding company" of a "holding company" within the meaning of the Public Utility
Holding Company Act of 1935, as amended,  or an "investment  company" within the meaning of the Investment Company Act of 1940, as amended.

     13. A Compliance Certificate.

     14. The Fee Letter.

     15. A Monthly Report as at _____________, 2001.

     16.  Executed  copies of (i) all consents  from and  authorizations  by any
Persons and (ii) all waivers and amendments to existing credit facilities,  that are necessary in connection with this Agreement.

     17. If applicable,  a direction letter executed by each of the Loan Parties authorizing  the Agent and Blue Ridge,  and directing  warehousemen to allow the
Agent and Blue Ridge to inspect and make copies from such Loan Party's books and records maintained at off-site data processing or storage facilities.

     18. The Liquidity Agreement, duly executed by each of the parties thereto.

                                                                        Page 231
                                                               Exhibit 10(i)A(4)

     19. Performance Undertaking, duly executed by the Performance Guarantor.

     20. If applicable,  for each Lender that is not incorporated under the laws of the United States of America,  or a state thereof,  two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI,  as applicable, certifying in either case that such Lender is entitled to receive payments under the Agreement  without  deduction or  withholding  of any United States  federal income taxes.